As filed with the Securities and Exchange Commission on March 9, 1999
                                   Registration Nos. 33-66712,  811-7932
========================================================================
                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                             FORM N-1A

                       REGISTRATION STATEMENT
               UNDER THE SECURITIES ACT OF 1933   [X]
                  Post-Effective Amendment No. 19
                                and
                       REGISTRATION STATEMENT
           UNDER THE INVESTMENT COMPANY ACT OF 1940   [X]
                          Amendment No. 21

    LINDNER DIVIDEND FUND, LINDNER GROWTH FUND, LINDNER UTILITY FUND, LINDNER MARKET NEUTRAL FUND, LINDNER/RYBACK SMALL-CAP FUND, LINDNER
            INTERNATIONAL FUND, LINDNER HIGH-YIELD BOND FUND
               AND LINDNER GOVERNMENT MONEY MARKET FUND,
                          each a Series of
                         LINDNER INVESTMENTS
         (Exact Name of Registrant as Specified in Charter)

                     7711 Carondelet, Suite 700
                     St. Louis, Missouri 63105
              (Address of Principal Executive Office)

                          (314) 727-5305
       (Registrant's Telephone Number, Including Area Code)

                Brian L. Blomquist, Vice President
                   Ryback Management Corporation
                    7711 Carondelet, Suite 700
                     St. Louis, Missouri 63105
              (Name and Address of Agent for Service)

                              Copy to:
                         Paul R. Rentenbach
                        Dykema Gossett PLLC
                       400 Renaissance Center
                      Detroit, Michigan 48243
                         FAX: 313-568-6915
------------------------------------------------------------------------
It is proposed that this filing will become effective (check appropriate box):
     [ ]  60 days after filing pursuant to Rule 485(a)(1), or
     [X]  On  May 10, 1999, pursuant to Rule 485(a)(1), or
     [ ]  75 days after filing pursuant to Rule 485(a)(2), or
     [ ]  On               , 199 , pursuant to Rule 485(a)(2).
     [ ]  Immediately upon filing pursuant to Rule 485(b), or
     [ ]  On September 30, 1998, pursuant to Rule 485(b)
If appropriate, check this box:
     [ ]  This post-effective amendment designates a new effective date for a previously-filed post-effective amendment.
========================================================================

                            CROSS REFERENCE SHEET


Form N-1A Part A Item                         Location in Prospectus
---------------------                         ----------------------
Item 1  Front and Back Cover Pages            Front and Back Cover Pages
Item 2  Risk/Return Summary: Investments,
        Risks and Performances                Investments, Risks and Performance
Item 3  Risk/Return Summary: Fee Table        Fund Expenses
Item 4  Investment Objectives, Principal
        Investment Strategies, and Related
        Risks                                 The Funds in Detail; Growth Fund, Dividend Fund,
                                              Utility Fund, Small-Cap Fund, Market Neutral Fund,
                                              International Fund, High-Yield Bond Fund, Government
                                              Money Market Fund, More About Risk, Certain Investment
                                              Practices
Item 5  Management's Discussion of Fund
        Performance                           Not applicable (included in Annual Report to
                                              Shareholders)
Item 6  Management, Organization and
        Capital Structure                     Management of the Trust
Item 7  Shareholder Information               Pricing of Shares for Purchase or Redemption;
                                              Purchase of Shares and Shareholder Inquiries;
                                              Redemption of Shares; Exchanging an Investment from
                                              One Fund to Another; Systematic Withdrawal Plan;
                                              Individual Retirement Accounts; Dividends, Distributions
                                              and Taxes
Item 8  Distribution Arrangements             Distribution and Service Plan
Item 9  Financial Highlights Information      Growth Fund, Dividend Fund, Utility Fund, Small-Cap
                                              Fund, Market Neutral Fund, International Fund,
                                              Government Money Market Fund

                                              Location in Statement of
Form N-1A Part B Item                         Additional Information
---------------------                         ----------------------
Item 10 Cover Page and Table of Contents      Cover Page and Table of Contents
Item 11 Fund History                          Certain Other Matters--Description of Series and Shares
Item 12 Description of the Fund and Its
        Investments and Risks                 Investment Objectives, Policies and Restrictions
Item 13 Management of the Fund                Management of the Trust
Item 14 Control Persons and Principal
        Holders of Securities                 Control Persons and Principal Holders of
                                              Securities
Item 15 Investment Advisory and Other
        Services                              Investment Advisory and Other Services
Item 16 Brokerage Allocation and Other
        Practices                             Brokerage Allocation
Item 17 Capital Stock and Other Securities    Description of Series and Shares
Item 18 Purchase, Redemption and Pricing
        of Shares                             Purchase, Redemption and Pricing of Securities
Item 19 Tax Status                            Not Applicable
Item 20 Underwriters                          Not Applicable
Item 21 Calculation of Performance Data       Additional Performance Information
Item 22 Financial Statements                  Financial Statements


Form N-1A Part C
----------------
Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Post-Effective
Amendment to the Registration Statement.

[Lindner Funds Logo]

As with all Mutual Funds, the Securities and Exchange Commission has not approved or disapproved these Funds nor has the Securities and Exchange Commission passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


LINDNER INVESTMENTS

Investor and Institutional Shares of

LINDNER DIVIDEND FUND

LINDNER GROWTH FUND

LINDNER UTILITY FUND

LINDNER MARKET NEUTRAL FUND

LINDNER/RYBACK SMALL-CAP FUND

LINDNER INTERNATIONAL FUND

LINDNER HIGH-YIELD BOND FUND

and

Investor Shares of

LINDNER GOVERNMENT MONEY
  MARKET FUND


PROSPECTUS
DATED
APRIL 1, 1999

CONTENTS


  3    INVESTMENTS, RISKS AND
         PERFORMANCE

 11    FUND EXPENSES

 14    FINANCIAL HIGHLIGHTS

 18    THE FUNDS IN DETAIL

 19    DIVIDEND FUND

 20    GROWTH FUND

 21    UTILITY FUND

 23    MARKET NEUTRAL FUND

 25    SMALL-CAP FUND

 26    INTERNATIONAL FUND

 28    HIGH-YIELD BOND FUND

 28    GOVERNMENT MONEY MARKET
         FUND

 29    MORE ABOUT RISK

 32    CERTAIN INVESTMENT
         PRACTICES

 34    MANAGEMENT OF THE TRUST

 35    PRICING OF SHARES FOR
         PURCHASE OR REDEMPTION

 35    PURCHASE OF SHARES AND
         SHAREHOLDER INQUIRIES

 39    REDEMPTION OF SHARES

 42    EXCHANGING AN INVESTMENT
         FROM ONE FUND TO ANOTHER

 43    SYSTEMATIC WITHDRAWAL PLAN

 44    INDIVIDUAL RETIREMENT
         ACCOUNTS

 44    DIVIDENDS, DISTRIBUTIONS
         AND TAXES

 46    DISTRIBUTION AND SERVICE
         PLAN

 47    APPENDIX--DESCRIPTION OF
         BOND RATINGS


LINDNER FUNDS                                                      2

INVESTMENTS, RISKS AND PERFORMANCE


The investment objective of each Fund is a "fundamental" policy and may not be changed without a vote by the Fund's shareholders. The principal investment strategies for each Fund are operational policies and may be changed by the Trust without approval by the shareholders of a Fund. Each Fund is a "diversified" fund.


DIVIDEND FUND The Dividend Fund seeks to produce current income that provides a yield higher than that paid on both the Standard & Poor's 500 Composite Stock Index or on passbook savings accounts.

* Under normal circumstances invests at least 65% of total assets in common stocks paying substantial dividends that the Adviser expects to be maintained or increased and in convertible and non-convertible preferred stocks.

* Invests in corporate bonds, including up to 35% of total assets in lower-rated or unrated, high-yield, high-risk bonds ("junk bonds").

* Invests in debt obligations issued by the United States
Government, its agencies and instrumentalities.

* Invests in securities issued in unregistered private placements and "Rule 144A Securities."

* Invests in securities issued by Real Estate Investment Trusts
("REITs").


GROWTH FUND The Growth Fund seeks long term capital appreciation.

* Invests in common stocks and securities convertible into common stocks issued by U.S. companies.

* Invests to a limited degree in non-convertible preferred stocks and debt securities without regard to quality or rating.

* Invests in securities issued in unregistered private placements and "Rule 144A Securities", which are privately-placed securities that may only be resold to qualified institutional investors.

* Invests in securities issued by Real Estate Investment Trusts
("REITs").

UTILITY FUND The Utility Fund seeks to produce a total return through current income and capital appreciation that will outperform its peers and relevant market indices.


* Under normal circumstances, invests at least 65% of total assets in common and preferred stocks of domestic and foreign public utilities, including gas, electric, telecommunications, cable television, water and energy utilities.


* Invests in common stocks, convertible and non-convertible preferred stocks and bonds issued by other companies, including up to 35% of total assets in junk bonds.


* Invests in debt obligations issued by the United States
Government, its agencies and instrumentalities.

* Invests in securities issued in unregistered private placements and "Rule 144A Securities."


MARKET NEUTRAL FUND The Market Neutral Fund seeks long term capital appreciation while maintaining minimal portfolio exposure to general equity market risk by always having both long and short positions in equity securities.

* Invests in common stocks and securities convertible into common stocks issued by U.S. companies without regard to quality or rating.

* Invests in short positions in common stocks and securities convertible into common stocks issued by U.S. companies.

LINDNER FUNDS                                                      3

* Invests in debt obligations issued by the United States
Government, its agencies and instrumentalities.

* Invests in securities issued in unregistered private placements and "Rule 144A Securities."

SMALL-CAP FUND The Small-Cap Fund seeks capital appreciation.

* Under normal circumstances invests at least 65% of total assets in common stocks and convertible or non-convertible preferred stocks and bonds of companies with market capitalizations of not more than $750 million, including up to 20% of total assets in junk bonds.


INTERNATIONAL FUND The International Fund seeks capital appreciation.

* Under normal circumstances invests at least 65% of total assets in common stocks and other securities issued by companies that are organized and have their principal business activities outside the United States, including up to 20% of total assets in junk bonds.

* Invests without limitations on geographic asset distribution, and may invest in other funds that invest in foreign securities to maintain better liquidity.

HIGH-YIELD BOND FUND The High-Yield Bond Fund seeks maximum current income.

* Invests at least 65%, and up to 100%, of total assets in junk bonds.

* May invest in junk bonds not paying current income if the Adviser believes that interest or dividend payments are likely to be restored in the foreseeable future.

* Invests in investment grade corporate bonds, short-term money market instruments, high quality commercial paper.

* Invests in debt obligations issued by the United States
Government, its agencies and instrumentalities.

GOVERNMENT MONEY MARKET FUND The Government Money Market Fund seeks current income consistent with the preservation of capital and liquidity.

* Invests exclusively in U.S. dollar denominated obligations issued or guaranteed by the United States Government, its agencies and instrumentalities and in repurchase agreements secured by such securities.

RISK FACTORS

All investments involve some level of risk. Simply stated, risk is the possibility that you will lose money or not make money. The principal risk factors for the Funds are described below. Other risks may also apply. See "More About Risk". Before you invest, you should be aware of the principal risks that apply to your Fund. As with any mutual fund, you could lose money over any period of time. Investments in the Funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Government Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Government Money Market Fund.

MARKET RISK

ALL FUNDS

The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations, often referred to as "volatility", may cause the price of a security to drop below previous levels.

LINDNER FUNDS                                                      4

Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Market risk is common to most investments, including stocks and bonds, and to the mutual funds that invest in them. Bonds and other fixed income securities generally involve less market risk than stocks. However, the risks of investing in bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

VALUATION RISK

ALL FUNDS

This is the risk that a Fund has valued certain securities at a higher or lower price than the Fund can sell them.

LIQUIDITY RISK

ALL FUNDS

Certain securities may be difficult or impossible to sell at the time and price that a Fund would like. A Fund may have to accept a lower price, sell other securities or forego an investment opportunity, and this could have a negative effect on performance. This risk applies to restricted securities, Rule 144A Securities, certain over-the-counter options, securities not traded in the U.S. markets and other securities that may trade in U.S. markets but are not registered under the federal securities laws. Each Fund may invest up to 15% of its net assets in illiquid securities except that the Government Money Market Fund may invest only up to 10% of its net assets. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Fund.

YEAR 2000 PROCESSING RISK

ALL FUNDS

Like other investment companies and financial service providers, each Fund could be adversely affected if the computer systems used by the Adviser (and the Subadviser in the case of the Government Money Market Fund) and the Funds' other service providers do not properly process and calculate date-related information and data beginning on January 1, 2000. This possibility is commonly known as the "Year 2000 Problem". The Year 2000 Problem arises because most computer systems were designed only to recognize a two-digit year, not a four-digit year. When the year 2000 begins, these computers may interpret "00" as the year 1900 and either stop processing date-related computations or process them incorrectly. These failures could have a negative impact on the handling of securities trades, pricing and account services. The Adviser is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses. The Adviser is also working to determine the Year 2000 readiness of those entities which provide services to the Funds. As of the date of this Prospectus, it is not anticipated that shareholders will experience negative effects on their investment, or on the services provided in connection therewith, as a result of the Year 2000 Problem relating to the investment adviser or the Funds' other major service providers. However, there can be no assurance that the steps taken by these service providers will be successful, or that interaction with other non-complying computer systems will not adversely impact the Funds. Also, companies in which

LINDNER FUNDS                                                      5
the Funds invest could be adversely affected by the Year 2000 Problem. Also, it is possible that the normal operations of the Fund will in any event, be disrupted significantly by the failure of communications and public utility companies, governmental entities, financial processors or others to perform their services as a result of the Year 2000 Problem.

CREDIT RISK

DIVIDEND FUND
UTILITY FUND
INTERNATIONAL FUND
MARKET NEUTRAL FUND

Each Fund, to the extent that it invests in fixed income securities, is subject to the risk that an issuer of those securities may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Credit risk includes "counterparty risk,"--the risk that the other party to a transaction will not fulfill its contractual obligation. This risk applies, for example, to repurchase agreements into which a Fund may enter. Securities rated below investment grade are particularly subject to credit risk. These securities are predominantly speculative and are commonly referred to as "junk bonds". To the extent a Fund purchases or holds convertible or other securities that are rated below investment grade, a greater risk exists as to the timely repayment of the principal of, and the timely payment of interest or dividends on, such securities.

INTEREST RATE RISK

DIVIDEND FUND
HIGH-YIELD BOND FUND
MARKET NEUTRAL FUND

Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed income securities, a rise in interest rates typically causes a fall in bond values, while a fall in interest rates typically causes a rise in bond values. Fixed income securities with longer maturities are more susceptible to changes in value due to interest rate changes than are those with shorter maturities.

SECTOR CONCENTRATION

UTILITY FUND

A fund that invests more than 25% of its net assets in a group of related industries (an industry sector) is subject to increased risk because of this concentration. The fund's performance will generally depend on the sector's performance, which may differ in direction and degree from that of the overall stock market. In addition, financial, economic, business and political developments affecting the industry sector may have a greater effect on the fund.


FOREIGN RISK

INTERNATIONAL FUND
UTILITY FUND

When a Fund invests in foreign securities, it will be subject to special risks not typically associated with domestic companies resulting from less government regulation, less public information and less economic, political and social stability. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in

LINDNER FUNDS                                                      6
the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt. A Fund which invests in foreign securities will also be subject to the diplomatic risk that an adverse change in the diplomatic relations between the U.S. and another country might reduce the value or liquidity of investments. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.


Foreign risks will normally be greatest when a Fund invests in issuers located in emerging markets. Securities issued in emerging market countries, in particular, may be more sensitive to certain economic changes and less liquid. These countries are located in the Asia/Pacific region, Eastern Europe, Latin and South America and Africa. In general, the securities markets of these countries are less liquid, are subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. In addition, because the securities settlement procedures are less developed in these countries, a Fund may be required to deliver securities before receiving payment and also be unable to complete transactions during market disruptions. As a result of these and other risks, investments in these countries generally present a greater risk of loss to a Fund. Investment in foreign securities also involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments.

Each of the Funds, other than the Government Money Market Fund, may invest in foreign currency denominated securities. A Fund which invests in foreign currency denominated securities will also be subject to the risk of negative foreign currency rate fluctuations. A change in the exchange rate between U.S. dollars and foreign currency may reduce the value of an investment made in a security denominated in that foreign currency. The International Fund may, but is not required to, hedge against foreign currency risk, and the other Funds may do so on unsettled trades.

SMALL CAP STOCK RISK

SMALL-CAP FUND
GROWTH FUND
INTERNATIONAL FUND

Smaller capitalization stocks involve greater risks than those associated with larger, more established companies. Small company stocks may be subject to more abrupt or erratic price movements, for several reasons. These stocks are traded in lower volumes and the issuers of these stocks are more sensitive to changing conditions and may have less certain growth prospects. Also, there are fewer market makers for these stocks and wider spreads between quoted bid and asked prices in the over-the-counter market. Small cap stocks also tend to be less liquid, particularly during periods of market disruption. There is normally less publicly available

LINDNER FUNDS                                                      7
information concerning these securities. Small companies in which the Funds may invest may have limited product lines, markets or financial resources, or may be dependent on a small management group.

PERFORMANCE SUMMARY

The bar charts below illustrate the risks of investing in the Funds. The bar charts show you how performance of Investor Shares of each Fund has varied during each of the last 10 calendar years (or from the year of inception if shorter than 10 years). These returns differ from the total returns shown for each Fund's fiscal year Financial Highlights. As with all mutual funds, past performance is not a prediction of the future.


* "Total Return"--How much an investment in a Fund has changed in value over a given time period, assuming all dividends and capital gains are reinvested. The change in value can be stated either as a cumulative return or as an average annual rate of return.

* "Cumulative Return"--The actual return of an investment for a specified period. The year-by-year total returns shown in the bar charts below are examples of one-year cumulative returns.

* "Average Annual Total Return"--Applies to periods longer than one year. This tells you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period. Because of compounding, the Average Annual Total Returns shown in the table below cannot be computed by simply averaging the one-year returns shown in the bar charts.


--------------------------------------------------------------------
 CALENDAR YEAR TOTAL RETURNS
--------------------------------------------------------------------

Year Ended December 31:                 1989      1990     1991     1992     1993     1994      1995     1996     1997     1998
DIVIDEND FUND
  Best Quarter:   10.88%
    (Q1, 1991)                          11.88    (6.51)    27.36    21.10    14.92    (3.31)    21.55    11.54    13.97    (4.00)
  Worst Quarter:  (7.86)%
    (Q3, 1998)                                                              [GRAPH]

Year Ended December 31:                 1989      1990     1991     1992     1993     1994      1995     1996     1997     1998
GROWTH FUND
  Best Quarter:   15.92%
    (Q1, 1991)                          21.21   (11.32)    23.42    12.76    19.85    (0.66)    19.89    21.02     8.69   (15.80)
  Worst Quarter: (19.53)%
    (Q3, 1998)                                                              [GRAPH]



LINDNER FUNDS                                                      8

Year Ended December 31:                 1989      1990     1991     1992     1993     1994      1995     1996     1997     1998
UTILITY FUND
  Best Quarter    11.80%
    (Q2, 1997)                             --       --        --       --     6.10    (0.95)    23.89    23.18    19.81    (8.34)
  Worst Quarter: (16.15)%
    (Q3, 1998)                                                              [GRAPH]


Year Ended December 31:                 1989      1990     1991     1992     1993     1994      1995     1996     1997     1998
MARKET NEUTRAL FUND<F1>
  Best Quarter:   27.30%
    (Q1,1996)                              --       --        --       --       --     7.18    (11.01)   28.77   (22.27)    0.18
  Worst Quarter: (17.18)%
    (Q2, 1997)                                                              [GRAPH]


Year Ended December 31:                 1989      1990     1991     1992     1993     1994      1995     1996     1997     1998
SMALL-CAP FUND
  Best Quarter:   16.30%
    (Q3, 1997)                             --       --        --       --       --    (1.91)     8.86    41.15    31.69    (6.08)
  Worst Quarter: (15.78)%
    (Q3, 1998)                                                              [GRAPH]


Year Ended December 31:                 1989      1990     1991     1992     1993     1994      1995     1996     1997     1998
INTERNATIONAL FUND
  Best Quarter:   11.88%
    (Q2, 1996)                             --       --        --       --       --       --     (7.37)   18.68     2.59   (32.91)
  Worst Quarter: (27.67)%
    (Q3, 1998)                                                              [GRAPH]


Year Ended December 31:                 1989      1990     1991     1992     1993     1994      1995     1996     1997     1998
HIGH-YIELD BOND FUND
  Best Quarter:    2.20%
    (Q2, 1998)                             --       --        --       --       --       --        --       --       --    (9.91)
  Worst Quarter: (12.79)%
    (Q3, 1998)                                                              [GRAPH]

---------
<F1> Until April 1, 1999, this Fund was called the "Lindner Bulwark Fund" and was managed with a different investment objective and different principal investment strategies.

LINDNER FUNDS                                                      9

-------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------

The table below compares each Fund's Investor Share and Institutional Share performance over varying periods ending on December 31, 1998, to the performance of a broadly based securities market index and other indices that are believed by the Adviser to have similar investment objectives. As with all mutual funds, past performance is not a prediction of the future.

                                                                             Since
Fund or Index                1 Year          5 Years         10 Years      Inception
-------------                ------          -------         --------      ---------
GROWTH FUND
  Investor Shares             -15.80%          9.67%           8.99%            n/a
  Institutional Shares        -16.12%           n/a             n/a           -0.22%

SMALL-CAP FUND
  Investor Shares              -6.08%           n/a             n/a           13.45%
  Institutional Shares         -6.02%           n/a             n/a           13.36%

------------------------------------------------------------------------------------
RUSSELL 2000 INDEX             -2.25%         11.40%          11.47%            n/a
------------------------------------------------------------------------------------

DIVIDEND FUND
  Investor Shares              -4.01%          7.48%          10.27%            n/a
  Institutional Shares         -4.23%           n/a             n/a            5.50%

MARKET NEUTRAL FUND<F1>
  Investor Shares               0.18%           n/a             n/a           -0.91%
  Institutional Shares          0.66%           n/a             n/a          -10.42%

------------------------------------------------------------------------------------
S&P 500 INDEX                  28.56%         23.90%          19.17%            n/a
------------------------------------------------------------------------------------

UTILITY FUND
  Investor Shares              -8.34%         10.67%            n/a           11.40%
  Institutional Shares         -8.70%           n/a             n/a            6.58%

------------------------------------------------------------------------------------
DOW JONES UTILITY INDEX        18.68%         11.58%          --.--%           n/a
------------------------------------------------------------------------------------

INTERNATIONAL FUND
  Investor Shares             -32.91%           n/a             n/a           -6.74%
  Institutional Shares        -33.42%           n/a             n/a          -15.71%

------------------------------------------------------------------------------------
MORGAN STANLEY EAFE INDEX      20.00%         --.--%          --.--%           n/a
------------------------------------------------------------------------------------

HIGH-YIELD BOND FUND
  Investor Shares                n/a            n/a             n/a           -9.91%
  Institutional Shares           n/a            n/a             n/a          -19.01%

------------------------------------------------------------------------------------
MERRILL LYNCH HIGH-YIELD
  INVESTOR II INDEX
------------------------------------------------------------------------------------

-------
<F1> Until April 1, 1999, this Fund was called the "Lindner Bulwark Fund" and was managed with a different investment objective and different principal investment strategies.

LINDNER FUNDS                                                     10

The yield on the Government Money Market Fund for the seven day period ended on June 30, 1998 was 5.23%. This yield is based on historical earnings, which will fluctuate and should not be considered as representative of future performance. You may call 1-800-995-7777 to learn the current 7-day yield on the Government Money Market Fund.

FUND EXPENSES

The Trust offers Investor Shares in the Funds on a no-load basis, without any front-end or back-end sales commission and without any distribution charges ("12b-1 fees").

The Trust offers Institutional Shares in all Funds other than the Government Money Market Fund, Institutional Shares are offered to broker-dealers, banks, retirement plan sponsors, other financial intermediaries and financial planners on a no-load basis, without any front-end or back-end sales commission. However, Institutional Shares will pay a distribution and service fee, pursuant to a Distribution and Service Plan adopted in accordance with SEC Rule 12b-1, in an amount not to exceed 0.25% of the average daily net assets of the Institutional Shares outstanding from time to time.

The Trust may charge a 2% redemption fee if you redeem shares of either class of any Fund other than the Government Money Market Fund within 60 days after purchase. There is no fee applicable to redemption of shares in the Government Money Market Fund.

LINDNER FUNDS                                                     11

------------------------------------------------------------------
 SHAREHOLDER FEES
------------------------------------------------------------------
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases............  None
Maximum sales charge (load) imposed on reinvested
  dividends.................................................  None
Deferred sales charge (load)................................  None
Redemption fee (as a percentage of redemption proceeds,
  payable only if shares are redeemed within 60 days of
  purchase--see "Redemption of Shares")<F*>.................    2%
Exchange fee................................................  None
Wire transfer fee (per requested transaction, subject to
  change based upon charges incurred or levied by the Funds'
  Custodian for outgoing wires) (see "Purchase of Shares and
  Shareholder Inquiries" and "Redemption of Shares")........   $10

-------
<F*> The Government Money Market Fund does not charge this redemption fee.


-------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------
(expenses that are deducted from Fund assets)

                                                                                   Total
                                 Management       12b-1           Other          Operating
                                    Fees           Fees        Expenses<F1>       Expenses
                                 ----------       -----        ------------      ---------
                                       (as a percentage of average daily net assets)
GROWTH FUND
  Investor Shares                   0.33%          None           0.11%            0.44%
  Institutional Shares              0.33%          0.25%          0.11%            0.69%

DIVIDEND FUND
  Investor Shares                   0.51%          None           0.10%            0.61%
  Institutional Shares              0.51%          0.25%          0.10%            0.86%

UTILITY FUND
  Investor Shares                   0.70%          None           0.21%            0.91%
  Institutional Shares              0.70%          0.25%          0.21%            1.16%

SMALL-CAP FUND
  Investor Shares                   0.70%          None           0.17%            0.87%
  Institutional Shares              0.70%          0.25%          0.17%            1.12%

MARKET NEUTRAL FUND
  Investor Shares                   0.67%          None           0.56%            1.23%
  Institutional Shares              0.67%          0.25%          0.56%            1.48%

INTERNATIONAL FUND
  Investor Shares                   1.00%          None           1.25%            2.25%
  Institutional Shares              1.00%          0.25%          1.25%            2.50%

HIGH-YIELD BOND FUND<F2>
  Investor Shares                   0.80%          None           0.61%            1.41%
  Institutional Shares              0.80%          0.25%          0.61%            1.66%

GOVERNMENT MONEY MARKET FUND
  Investor Shares<F3>               0.15%          None           0.28%            0.43%

-------
<F1> Other Expenses include an administration fee of 0.20% of average daily net assets of the Government Money Market Fund and the High-Yield Bond Fund, payable to Ryback Management as administrator.
<F2> Annualized since the commencement of operations on April 13, 1998. Ryback
Management Corporation ("Ryback Management" or the "Adviser") has voluntarily agreed to waive a portion of its management fee through June 30, 1999, to assure that Total Operating Expenses do not exceed 1.25% for Investor Shares and 1.50% for Institutional Shares. For the year ended June 30, 1998, Ryback Management waived a portion of its management fee and was paid 0.64% of average net assets of the High-Yield Bond Fund. Ryback Management can terminate this fee waiver at any time, in its sole discretion, after June 30, 1999.
<F3> Ryback Management has voluntarily agreed to waive a portion of its administrative fee to the extent necessary to maintain the Government Money Market Fund's annual Total Operating Expenses at not more than 0.50% of average net assets during the fiscal year. For the fiscal year ended June 30, 1998, no waiver was required. Ryback Management can terminate this fee waiver at any time, in its sole discretion.

LINDNER FUNDS                                                     12

--------------------------------------------------------------------
 EXPENSE EXAMPLES
--------------------------------------------------------------------

These examples may help you to compare the costs of investing in one of the Lindner Funds with the costs of investing in other mutual funds. Because the table uses hypothetical (assumed) conditions, your actual costs may be higher or lower. These examples should not be considered as representing past or future performance or expenses of any Fund.

You would pay the following expenses on a $10,000 investment, assuming (1) Total Operating Expenses of each Fund are as set forth in the table above, (2) each Fund has a 5% annual return and (3) you redeem your shares at the end of each time period:


                                    1 Year      3 Years        5 Years       10 Years
                                    ------      -------        -------       --------
GROWTH FUND
  Investor Shares                    $ 45         $141         $  226         $  555
  Institutional Shares               $ 70         $220         $  384         $  858

DIVIDEND FUND
  Investor Shares                    $ 62         $195         $  340         $  762
  Institutional Shares               $ 87         $274         $  477         $1,060

UTILITY FUND
  Investor Shares                    $ 93         $290         $  504         $1,119
  Institutional Shares               $118         $368         $  638         $1,408

SMALL-CAP FUND
  Investor Shares                    $ 89         $277         $  482         $1,073
  Institutional Shares               $114         $356         $  617         $1,363

MARKET NEUTRAL FUND
  Investor Shares                    $125         $390         $  676         $1,488
  Institutional Shares               $151         $467         $  807         $1,768

INTERNATIONAL FUND
  Investor Shares                    $228         $703         $1,205         $2,585
  Institutional Shares               $253         $779         $1,330         $2,835

HIGH-YIELD BOND FUND
  Investor Shares                    $144         $446         $  771         $1,691
  Institutional Shares               $169         $523         $  902         $1,965

GOVERNMENT MONEY MARKET FUND
  Investor Shares                    $ 44         $138         $  241         $  542

LINDNER FUNDS                                                     13

FINANCIAL HIGHLIGHTS

(FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                         INCOME (LOSS) FROM INVESTMENT OPERATIONS                             DISTRIBUTIONS
                  -------------------------------------------------------     ----------------------------------------------
                                               Net Realized                                  Distributions
                                                   and                                         from Net
                  Net Asset                     Unrealized       Total        Dividends        Realized
                    Value,        Net             Gains           from         from Net       Gains from
                  Beginning    Investment      (Losses) on     Investment     Investment      Investment           Total
                  of Period      Income        Investments     Operations       Income       Transactions      Distributions
                  ---------    ----------      ------------    ----------     ----------     -------------     -------------

 LINDNER GROWTH FUND <F1> Period Ended June 30,
 ----------------------------------------------
 1994               $22.32        $0.38           $0.71           $1.09          $0.46           $0.53             $0.99
 1995               $22.42        $0.43           $2.66           $3.09          $0.34           $1.84             $2.18
 1996               $23.33        $0.40           $4.47           $4.87          $0.47           $1.34             $1.81
 1997               $26.39        $0.36           $2.72           $3.08          $0.39           $3.10             $3.49
 1998               $25.98        $0.38          ($0.27)          $0.11          $0.34           $3.48             $3.82

 LINDNER DIVIDEND FUND <F2> Period Ended February 28,
 ----------------------------------------------------
 1994               $27.01        $1.88           $1.06           $2.94          $1.74           $0.58             $2.32
 1995               $27.63        $1.93          ($2.13)         ($0.20)         $1.90           $0.57             $2.47
 Period Ended June 30,
 1995               $24.96        $0.95           $1.05           $2.00          $0.96           $0.00             $0.96
 1996               $26.00        $1.80           $2.29           $4.09          $1.79           $0.23             $2.02
 1997               $28.07        $1.63           $0.70           $2.33          $1.68           $0.78             $2.46
 1998               $27.94        $1.83           $2.02           $3.85          $1.71           $2.49             $4.20

 LINDNER UTILITY FUND Period Ended June 30,
 ------------------------------------------
 1994               $10.00        $0.05          ($0.01)          $0.04          $0.02           $0.00             $0.02
 1995               $10.02        $0.39           $0.84           $1.23          $0.39           $0.09             $0.48
 1996               $10.77        $0.35           $3.42           $3.77          $0.34           $0.00             $0.34
 1997               $14.20        $0.39           $1.60           $1.99          $0.42           $0.02             $0.44
 1998               $15.75        $0.37           $1.96           $2.33          $0.37           $0.93             $1.30

 LINDNER/RYBACK SMALL-CAP FUND <F3> Period Ended June 30,
 --------------------------------------------------------
 1994                $5.00        $0.01          ($0.22)         ($0.21)         $0.00           $0.00             $0.00
 1995                $4.79       ($0.03)          $0.71           $0.68          $0.01           $0.00             $0.01
 1996                $5.46        $0.00           $1.30           $1.30          $0.00           $0.61             $0.61
 1997                $6.15        $0.04           $1.49           $1.53          $0.01           $0.00             $0.01
 1998                $7.67        $0.09           $1.07           $1.16          $0.04           $0.30             $0.34

                                                                        RATIOS/SUPPLEMENTAL DATA
                                                ---------------------------------------------------------------------
                                                                          Ratio of Net
                                                                           Investment                         Net
                    Net Asset                    Ratio of                    Income                         Assets,
                     Value,                      Expenses                      to        Portfolio          End of
                     End of         Total       to Average                   Average     Turnover           Period
                     Period      Return <F8>    Net Assets                 Net Assets      Rate          (In Millions)
                    ---------    -----------    ----------                ------------   ---------       -------------

 LINDNER GROWTH FUND <F1> Period Ended June 30,
 ----------------------------------------------
 1994                $22.42          4.83%         0.65%                      1.69%        37.92%            $1,528
 1995                $22.33         14.89%         0.54%                      1.89%        24.94%            $1,446
 1996                $26.39         21.95%         0.63% <F9>                 1.53%        39.49%            $1,446
 1997                $25.98         12.50%         0.44%                      1.39%        36.39%            $1,495
 1998                $22.27          0.31%         0.44%                      1.29%        44.43%            $1,003

 LINDNER DIVIDEND FUND <F2> Period Ended February 28,
 ----------------------------------------------------
 1994                $27.63         11.19%         0.64%                      7.01%        43.20%            $1,532
 1995                $24.96         -0.44%         0.61%                      7.76%        29.79%            $1,697
 Period Ended June 30,
 1995                $26.00          8.12%         0.21%                      2.43%        11.00%            $1,903
 1996                $28.07         16.14%         0.60% <F9>                 6.62%        30.24%            $2,293
 1997                $27.94          8.75%         0.60%                      5.74%        40.32%            $2,017
 1998                $27.59         14.75%         0.61%                      6.29%        28.56%            $1,616

 LINDNER UTILITY FUND Period Ended June 30,
 ------------------------------------------
 1994                $10.02          0.39%         1.30%                      0.76%        44.95%               $11
 1995                $10.77         12.51%         1.04%                      3.02%       190.70%               $18
 1996                $14.20         35.39%         0.95% <F9>                 2.87%        98.58%               $32
 1997                $15.75         14.29%         0.89%                      2.81%        86.44%               $47
 1998                $16.78         15.53%         0.91%                      2.21%        99.37%               $43

 LINDNER/RYBACK SMALL-CAP FUND <F3> Period Ended June 30,
 --------------------------------------------------------
 1994                 $4.79         -4.20%         0.96%                      0.52%         5.03%                $5
 1995                 $5.46         14.32%         1.65%                     -0.57%       158.62%                $8
 1996                 $6.15         25.70%         1.22% <F9>                -0.04%       103.05%               $10
 1997                 $7.67         24.96%         0.96%                      0.46%        49.49%               $25
 1998                 $8.49         15.24%         0.87%                      1.13%        24.52%               $54

LINDNER FUNDS                                                          14

                         INCOME (LOSS) FROM INVESTMENT OPERATIONS                             DISTRIBUTIONS
                  -------------------------------------------------------     ----------------------------------------------
                                               Net Realized                                  Distributions
                                                   and                                         from Net
                  Net Asset                     Unrealized       Total        Dividends        Realized
                    Value,        Net             Gains           from         from Net       Gains from
                  Beginning    Investment      (Losses) on     Investment     Investment      Investment           Total
                  of Period      Income        Investments     Operations       Income       Transactions      Distributions
                  ---------    ----------      ------------    ----------     ----------     -------------     -------------

 LINDNER INTERNATIONAL FUND <F4> Period Ended June 30,
 -----------------------------------------------------

 1995                $9.00        $0.07           $0.02           $0.09          $0.00           $0.00             $0.00
 1996                $9.09       ($0.01)          $0.86           $0.85          $0.05           $0.00             $0.05
 1997                $9.89       ($0.01)          $1.45           $1.44          $0.00           $0.14             $0.14
 1998               $11.19       ($0.15)         ($2.11)         ($2.26)         $0.00           $0.22             $0.22

 LINDNER HIGH-YIELD BOND FUND <F6> Period Ended June 30,
 -------------------------------------------------------
 1998               $10.00        $0.13           $0.09           $0.22          $0.12           $0.00             $0.12

 LINDNER BULWARK FUND <F5> Period Ended June 30,
 -----------------------------------------------
 1994                $7.00        $0.01           $0.16           $0.17          $0.00           $0.00             $0.00
 1995                $7.17        $0.11          ($0.10)          $0.01          $0.05           $0.04             $0.09
 1996                $7.09        $0.26           $1.32           $1.58          $0.31           $0.00             $0.31
 1997                $8.36        $0.29          ($1.81)         ($1.52)         $0.14           $0.00             $0.14
 1998                $6.70        $0.23          ($0.89)         ($0.66)         $0.39           $0.00             $0.39

 LINDNER GOVERNMENT MONEY MARKET FUND <F7> Period Ended June 30,
 ---------------------------------------------------------------
 1997                $1.00        $0.05           $0.00           $0.05          $0.05           $0.00             $0.05
 1998                $1.00        $0.05           $0.00           $0.05          $0.05           $0.00             $0.05

                                                                        RATIOS/SUPPLEMENTAL DATA
                                                ----------------------------------------------------------------------
                                                                          Ratio of Net
                                                                           Investment                         Net
                    Net Asset                    Ratio of                    Income                         Assets,
                     Value,                      Expenses                      to        Portfolio          End of
                     End of         Total       to Average                   Average     Turnover           Period
                     Period      Return <F8>    Net Assets                 Net Assets      Rate          (In Millions)
                    ---------    -----------    ----------                ------------   ---------       -------------

 LINDNER INTERNATIONAL FUND <F4> Period Ended June 30,
 -----------------------------------------------------
 1995                 $9.09          1.00%         1.26%                      1.02%         0.00%             $0.3
 1996                 $9.89          9.41%         2.57% <F9>                 0.05%        48.40%             $1.2
 1997                $11.19         14.76%         1.96%                     -0.14%        37.79%             $4.7
 1998                 $8.71        -20.31%         2.25%                     -1.14%        44.25%             $2.6

 LINDNER HIGH-YIELD BOND FUND <F6> Period Ended June 30,
 -------------------------------------------------------
 1998                $10.10          2.20%         0.76%                      4.90%         5.97%             $1.6

 LINDNER BULWARK FUND <F5> Period Ended June 30,
 -----------------------------------------------
 1994                 $7.17          2.43%         0.66%                      0.26%         0.89%              $31
 1995                 $7.09          0.10%         1.27%                      2.45%       122.64%              $65
 1996                 $8.36         23.44%         1.24% <F9>                 2.45%       139.82%              $62
 1997                 $6.70        -18.43%         1.20%                      3.86%       457.57%              $68
 1998                 $5.65        -10.08%         1.23%                      1.66%       109.32%              $28

 LINDNER GOVERNMENT MONEY MARKET FUND <F7> Period Ended June 30,
 ---------------------------------------------------------------
 1997                 $1.00          5.02%         0.43%                      5.45%           --               $39
 1998                 $1.00          5.21%         0.50%                      5.08%           --               $43


 <F1> Historical performance information is for Lindner Fund, Inc. ("LGFI"), the predecessor of the Lindner Growth Fund series of the Trust. The Lindner Growth Fund series of the Trust succeeded to all of the assets and liabilities of LGFI on June 30, 1995, pursuant to a reorganization approved by the shareholders of LGFI on June 29, 1995.
 <F2> Historical performance information is for Lindner Dividend Fund, Inc.
      ("LDFI"), the predecessor of the Lindner Dividend Fund series of the Trust. The Lindner Dividend Fund series of the Trust succeeded to all of the assets and liabilities of LDFI on June 30, 1995, pursuant to a reorganization approved by the shareholders of LDFI on June 29, 1995.
 <F3> Operations commenced on January 24, 1994.
 <F4> Operations commenced on January 1, 1995.
 <F5> Operations commenced on February 11, 1994.
 <F6> Operations commenced on April 13, 1998.
 <F7> Operations commenced on July 6, 1996.
 <F8> Total return for periods of less than one year are not annualized. Total return is the percentage increase in value for a period, assuming initial investment at the net asset value on the day before the start of the period and assuming all dividends and distributions were reinvested and a redemption at the net asset value on the last day of the period.
 <F9> Expense ratio for periods after September 1, 1995, are computed using gross expenses which include fees reduced in connection with specific agreements.



LINDNER FUNDS                                                         15

(FOR AN INSTITUTIONAL SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                         INCOME (LOSS) FROM INVESTMENT OPERATIONS                             DISTRIBUTIONS
                  -------------------------------------------------------     ----------------------------------------------
                                               Net Realized                                  Distributions
                                                   and                                         from Net
                  Net Asset                     Unrealized       Total        Dividends        Realized
                    Value,        Net             Gains           from         from Net       Gains from
                  Beginning    Investment      (Losses) on     Investment     Investment      Investment           Total
                  of Period      Income        Investments     Operations       Income       Transactions      Distributions
                  ---------    ----------      ------------    ----------     ----------     -------------     -------------

 LINDNER GROWTH FUND Period Ended June 30,
 -----------------------------------------
 1997 <F1>          $26.39        $0.34           $2.68           $3.02          $0.37           $3.10             $3.47
 1998               $25.94        $0.35          ($0.30)          $0.05          $0.31           $3.48             $3.79

 LINDNER DIVIDEND FUND Period Ended June 30,
 -------------------------------------------
 1997 <F2>          $28.07        $1.61           $0.66           $2.27          $1.66           $0.78             $2.44
 1998               $27.90        $1.78           $2.00           $3.78          $1.66           $2.49             $4.15

 LINDNER UTILITY FUND Period Ended June 30,
 ------------------------------------------
 1997 <F3>          $14.20        $0.27           $1.59           $1.86          $0.31           $0.02             $0.33
 1998               $15.74        $0.26           $2.03           $2.29          $0.26           $0.93             $1.19

 LINDNER/RYBACK SMALL-CAP FUND Period Ended June 30,
 ---------------------------------------------------
 1997 <F4>           $6.15        $0.04           $1.49           $1.53          $0.01           $0.00             $0.01
 1998                $7.67        $0.08           $1.06           $1.14          $0.03           $0.30             $0.33

 LINDNER BULWARK FUND Period Ended June 30,
 ------------------------------------------
 1997 <F5>           $8.36        $0.26          ($1.81)         ($1.55)         $0.14           $0.00             $0.14
 1998                $6.67       ($0.16)         ($0.49)         ($0.65)         $0.00           $0.00             $0.00

                                                                        RATIOS/SUPPLEMENTAL DATA
                                                ----------------------------------------------------------------------
                                                                          Ratio of Net
                                                                           Investment                          Net
                    Net Asset                    Ratio of                    Income                          Assets,
                     Value,                      Expenses                      to        Portfolio            End of
                     End of         Total       to Average                   Average     Turnover           Period (In
                     Period      Return <F7>    Net Assets                 Net Assets      Rate             Thousands)
                    ---------    -----------    ----------                ------------   ---------          ----------

 LINDNER GROWTH FUND Period Ended June 30,
 -----------------------------------------
 1997 <F1>           $25.94         15.36%         0.46%                      1.29%        36.39%              $102
 1998                $22.20          0.08%         0.75%                      1.05%        44.43%              $369

 LINDNER DIVIDEND FUND Period Ended June 30,
 -------------------------------------------
 1997 <F2>           $27.90          9.84%         0.85%                      5.69%        40.32%            $2,010
 1998                $27.53         14.49%         0.88%                      6.14%        28.56%            $2,777

 LINDNER UTILITY FUND Period Ended June 30,
 ------------------------------------------
 1997 <F3>           $15.74         14.52%         0.75%                      2.42%        86.44%               $54
 1998                $16.84         15.23%         1.22%                      1.99%        99.37%                $9

 LINDNER/RYBACK SMALL-CAP FUND Period Ended June 30,
 ---------------------------------------------------
 1997 <F4>            $7.67         21.21%         0.59%                      0.26%        49.49%              $0.2
 1998                 $8.48         15.02%         1.31%                      0.99%        24.52%            $154.0

 LINDNER BULWARK FUND Period Ended June 30,
 ------------------------------------------
 1997 <F5>            $6.67        -18.61%         1.37%                      4.45%       457.57%              $1.6
 1998                 $6.02         -9.75%         1.86%                     16.68%       109.32%              $0.1


LINDNER FUNDS                                                      16

                         INCOME (LOSS) FROM INVESTMENT OPERATIONS                             DISTRIBUTIONS
                  -------------------------------------------------------     ----------------------------------------------
                                               Net Realized                                  Distributions
                                                   and                                         from Net
                  Net Asset                     Unrealized       Total        Dividends        Realized
                    Value,        Net             Gains           from         from Net       Gains from
                  Beginning    Investment      (Losses) on     Investment     Investment      Investment           Total
                  of Period      Income        Investments     Operations       Income       Transactions      Distributions
                  ---------    ----------      ------------    ----------     ----------     -------------     -------------

 LINDNER INTERNATIONAL FUND Period Ended June 30,
 ------------------------------------------------
 1997 <F6>           $9.89       ($0.04)          $1.45           $1.41          $0.00           $0.14             $0.14
 1998               $11.16       ($0.15)         ($2.16)         ($2.31)         $0.00           $0.22             $0.22

 LINDNER HIGH-YIELD BOND FUND Period Ended June 30,
 --------------------------------------------------
 1998 <F8>          $10.09        $0.12           $0.02           $0.14          $0.11           $0.00             $0.11


                                                                        RATIOS/SUPPLEMENTAL DATA
                                                ----------------------------------------------------------------------
                                                                          Ratio of Net
                                                                           Investment                           Net
                    Net Asset                    Ratio of                    Income                           Assets,
                     Value,                      Expenses                      to         Portfolio           End of
                     End of         Total       to Average                   Average      Turnover          Period (In
                     Period      Return <F7>    Net Assets                 Net Assets       Rate            Thousands)
                    ---------    -----------    ----------                ------------    ---------         ----------

 LINDNER INTERNATIONAL FUND Period Ended June 30,
 ------------------------------------------------
 1997 <F6>           $11.16         17.06%         1.48%                     -0.13%        37.79%              $0.4
 1998                 $8.63        -20.82%         2.67%                     -1.47%        44.25%              $0.3

 LINDNER HIGH-YIELD BOND FUND Period Ended June 30,
 --------------------------------------------------
 1998 <F8>           $10.12          1.39%        -0.09%                      0.53%         5.97%              $0.1

<F1> For the period July 12, 1996 (initial purchase) to June 30, 1997.
<F2> For the period July 9, 1996 (initial purchase) to June 30, 1997.
<F3> For the period October 31, 1996 (initial purchase) to June 30, 1997.
<F4> For the period November 1, 1996 (initial purchase) to June 30, 1997.
<F5> For the period July 11, 1996 (initial purchase) to June 30, 1997.
<F6> For the period November 1, 1996 (initial purchase) to June 30, 1997.
<F7> Total return for periods of less than one year are not annualized. Total return is the percentage increase in value for a period, assuming initial investment at the net asset value on the day before the start of the period and assuming all dividends and distributions were reinvested and a redemption at the net asset value on the last day of the period.
<F8> For the period June 16, 1998 (initial purchase) to June 30, 1998.


LINDNER FUNDS                                                               17

THE FUNDS IN DETAIL

Ryback Management Corporation, whose address is 7711 Carondelet Avenue, St. Louis, Missouri 63105, is the investment adviser for all of the Funds, which means that it is responsible for managing each Fund's assets according to its investment objective (goal) and its investment strategies. For easier reading, Ryback Management Corporation is referred to as "Ryback Management" or the "Adviser". Ryback Management is a professional investment advisory firm that has been providing investment management services to the Lindner Funds since 1993. Ryback Management also advises other selected private investors.


Concise fund-by-fund descriptions begin on the next page, providing the following information:


* Goals and strategies of each Fund (percentages of Fund assets are based on total assets unless otherwise indicated).

* The primary types of securities in which a Fund may invest.

* The principal risk factors associated with a Fund. Additional risk information is provided in the Combined Statement of Additional
Information.

* Information about the individuals selected by the Adviser to handle each Fund's day-to-day portfolio management.

* A financial highlights table showing each Fund's audited financial performance for up to five years, including total return and portfolio turnover information. Portfolio turnover is an indication of trading frequency. The Funds may sell securities without regard to the length of time the securities have been held. A high turnover rate may increase a Fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital gains distributions that could raise your income tax liability.

* A line graph comparing the performance of Investor Shares and Institutional Shares of each Fund to certain selected broad-based securities market indices that the Adviser deems to be appropriate. These graphs show the value of a hypothetical $10,000 initial investment in Investor Shares and Institutional Shares of each Fund at the end of each fiscal year for the past 10 years, or for that shorter period of time that a Fund or a share class of a Fund has been in existence. For purposes of these graphs, it is assumed that all dividends and capital gains distributions from the Funds and the stocks comprising the comparative indices are reinvested.


The Trust's Annual Report to Shareholders includes the annual report of the independent auditors for the Trust and the audited financial statements of each Fund. It is available free upon request.

LINDNER DIVIDEND FUND                                             18

DIVIDEND FUND

GOALS AND STRATEGIES. The investment objective of the Dividend Fund is to produce current income at a rate higher than that paid by either the stocks comprising the S&P 500 Index or by passbook savings accounts. To pursue this goal, the Dividend Fund will invest in the following types of securities, in order of preference:

* common stocks paying substantial dividends that the Adviser expects to be maintained or increased;

* preferred stocks of bonds convertible into common stock;

* other preferred stocks or bonds;

* Rule 144A Securities; and

* securities issued by REITs.


Under normal circumstances, the Dividend Fund will invest at least 65% of its total assets in dividend-paying common or preferred stocks. When investing in bonds, the Adviser is not restricted as to investment quality, and may invest up to 35% of the Dividend Fund's total assets in junk bonds. For temporary defensive or emergency purposes, the Dividend Fund may invest in corporate bonds or other debt instruments whose interest rates and maturities are expected to provide optimum income consistent with some protection of principal.

The principal risk factors of the Dividend Fund are market risk, liquidity risk, interest rate risk and credit risk and liquidity risk. See "Risk Factors" beginning on page 4. Before you invest, please also read "More About Risk" on page 29.

--------------------------------------------------------------------
 LINE GRAPH
--------------------------------------------------------------------

Comparison of change in value of $10,000 invested in the S&P 500
Index and the Lindner Dividend Fund--Investor Shares from June 30, 1987 to June 30, 1988 and Institutional Shares from July 9, 1996 to June 30, 1998:

                       Lindner Dividend Fund

                              [GRAPH]

      PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE


LINDNER DIVIDEND FUND                                             19

GROWTH FUND

GOALS AND STRATEGIES. The investment objective of the Growth Fund is long-term capital appreciation. To pursue this goal, the Growth Fund will invest substantially all of its assets in the following types of securities:

* common stocks issued by U.S. companies and securities convertible into common stocks, without regard to quality or rating;

* nonconvertible preferred stocks and bonds without regard to quality or rating (but it will not invest more than 10% of total assets in junk bonds);

* securities issued in unregistered private placements that may only be sold to qualified institutional investors ("Rule 144A
Securities"); and

* securities issued by real estate investment trusts ("REITs").

For temporary defensive or emergency purposes, the Growth Fund may invest all or a portion of its assets in short-term debt obligations issued by the U.S. Government or its agencies and by corporations, including junk bonds.


The Adviser seeks to identify growth opportunities in sectors and companies that it believes will outperform the overall market. The Adviser looks for factors generally associated with value companies, such as stock prices relatively low in terms of historical earnings per share, cash flow and book value.


The principal risk factors of the Growth Fund are market risk, liquidity risk, small cap stock risk and valuation risk. See "Risk Factors" beginning on page 4. Before you invest, please also read
"More About Risk" on page 29.

--------------------------------------------------------------------
 LINE GRAPH
--------------------------------------------------------------------

Comparison of change in value of $10,000 invested in the S&P 500
Index and the Lindner Growth Fund--Investor Shares from June 30,
1987, to June 30, 1998, and Institutional Shares from July 12, 1996 to June 30, 1998:

                         Lindner Growth Fund


                              [GRAPH]

      PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE

LINDNER GROWTH FUND                                               20

UTILITY FUND

GOALS AND STRATEGIES. The investment objective of the Utility Fund is to produce a total return through current income and capital appreciation that outperforms its peers and the representative market indices by investing in securities of domestic and foreign regulated public utility companies and companies involved in businesses that are related to public utility companies, such as suppliers of raw materials. To pursue this goal, under normal circumstances, the Utility Fund will invest at least 65% of its total assets in the following types of securities, in order of preference:


* common stocks of domestic and foreign public utilities, including gas, electric, telecommunications, cable television, water and energy companies ("Utilities");

* preferred stocks of bonds convertible into common stock issued by Utilities;

* other preferred stocks or bonds issued by Utilities;

* Rule 144A Securities issued by Utilities; and

* debt securities issued by the U.S. Government or its agencies or instrumentalities.


In addition, the Utility Fund may invest up to 35% of its total assets in securities issued by companies other than Utilities, including junk bonds, if the Adviser believes that doing so will result in capital appreciation or produce income with idle cash. Under some circumstances, the Adviser will invest in securities not currently paying dividends or interest if it has a basis for believing that the issuer will begin or resume paying dividends or interest in the foreseeable future. For temporary defensive or emergency purposes, the Utility Fund may corporate invest in bonds or other debt instruments, including junk bonds, whose interest rates and maturities are expected to provide optimum income consistent with some protection of principal.


The Utility Fund attempts to invest in companies that the Adviser believes are undervalued for identifiable reasons which are considered not to be fundamental, and in companies that the Adviser believes have long-term growth prospects substantially better than the economy as a whole.


The principal risk factors of the Utility Fund are market risk, liquidity rate risk, credit risk, valuation risk and sector concentration. See "Risk Factors" beginning on page 4. Before you invest, please also read "More About Risk" on page 29.

LINDNER UTILITY FUND                                              21

--------------------------------------------------------------------
 LINE GRAPH
--------------------------------------------------------------------

Comparison of change in value of $10,000 invested in the Dow Jones Utility Index, the NYSE Utilities Index and the Lindner Utility Fund--Investor Shares from October 3, 1993 to June 30, 1998 and Institutional Shares from October 31, 1996 to June 30, 1998:

                        Lindner Utility Fund

                              [GRAPH]

      PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE

LINDNER UTILITY FUND                                              22

MARKET NEUTRAL FUND

GOALS AND STRATEGIES. The investment objective of the Market Neutral Fund is long-term capital appreciation in both bull and bear markets while maintaining minimal exposure to general equity market risk by taking long positions in equity securities that the Adviser has identified as undervalued and in short positions in such equity securities that the Adviser has identified as overvalued. To pursue this goal, the Market Neutral Fund will invest substantially all of its assets in the following types of securities:


* common stocks issued by U.S. companies and securities convertible into common stocks, without regard to quality or rating;

* short positions in common stocks issued by U.S. companies and securities convertible into common stocks;

* to a limited degree, non-convertible preferred stocks and debt securities without regard to quality or rating;

* debt obligations issued by the United States Government, its agencies and instrumentalities; and

* securities issued in unregistered private placements that may only be sold to qualified institutional investors ("Rule 144A
Securities")


By taking long and short positions in different securities with similar characteristics, the Market Neutral Fund attempts to cancel out the effect of the general stock market movements on the Fund's performance. The Adviser will determine the size of each long and short position in analyzing the tradeoff between the attractiveness of each position and its impact on the risk of the overall portfolio. The Fund seeks to construct a diversified portfolio that has minimal net exposure to the U.S. equity market generally and certain other risk factors. For temporary defensive or emergency purposes, the Market Neutral Fund may invest all or a portion of its assets in short-term debt securities issued by the U.S. Government or its agencies and by corporations.


The Market Neutral Fund's performance objective is to achieve a total return in excess of the total return on the 3-month U.S. Treasury Bill. The Market Neutral Fund's performance is not expected to correlate with the direction of any major U.S. stock market or any general stock market index. However, the Market Neutral Fund is different from an investment in 3-month U.S. Treasury Bills because U.S. Treasury Bills are backed by the full faith and credit of the U.S. Government, have a fixed rate of return and a short duration and have no risk of losing capital.


The principal risk factors of the Market Neutral Fund are market risk, liquidity risk, interest rate risk, valuation risk and short selling risk. See "Risk Factors" beginning on page 4. Before you invest, please also read "More About Risk" on page 29. In addition, the short selling activities of the Market Neutral Fund will accelerate the recognition of gains for federal income tax purposes because any gains on short sales are short-term capital gains for tax purposes, taxable at ordinary income tax rates. This may increase the income taxes paid by shareholders of the Market Neutral Fund.

LINDNER MARKET NEUTRAL FUND                                       23

----------------------------------------------------------------
 LINE GRAPH
----------------------------------------------------------------

Comparison of change in value of $10,000 invested in the S&P 500
Index and the Lindner Market Neutral Fund<F1>--
Investor Shares from February 11, 1994 to June 30, 1998 and
Institutional Shares from July 11, 1996 to June 30, 1998:

                        Lindner Bulwark Fund

                              [GRAPH]

      PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE

[FN]
--------
<F1> Until April 1, 1999, this Fund was called the "Lindner Bulwark Fund" and was managed with a different investment objective and different principal investment strategies.


LINDNER MARKET NEUTRAL FUND                                       24

SMALL-CAP FUND

GOALS AND STRATEGIES. The investment objective of the Small-Cap Fund is long-term capital appreciation. To pursue this goal, under normal circumstances the Small-Cap Fund will invest at least 65% of its total assets in companies with a market capitalization of not more than $750 million. The Fund intends to invest in the following types of securities:

* common stocks and securities convertible into common stock;

* non-convertible preferred stocks and bonds without regard to quality or rating;

* debt securities issued by the U.S. Government or its agencies and instrumentalities;

* Rule 144A Securities; and

* Securities issued by REITs.


The Small-Cap Fund may invest up to 20% of its total assets in junk bonds. For temporary defensive or emergency purposes, the Small-Cap Fund may invest all or a portion of its assets in short-term debt securities of the U.S. Government or its agencies

The Small-Cap Fund employs a value-based investment strategy that uses free cash flow as the primary valuation tool. We define "free cash flow" as the amount of cash a company could consistently generate after allocating funds for capital expenditures necessary to maintain its business. The Adviser looks for companies that are reasonably priced in relation to the amount of free cash flow they are projected to generate over time. In addition, the Adviser seeks companies with above average returns on capital and a demonstrated ability to deploy available cash as similar rates of return.

The principal risk factors of the Small-Cap Fund are market risk, liquidity risk, valuation risk and small cap stock risk. See "Risk Factors" beginning on page 4. Before you invest, please also read
"More About Risk" on page 29.

---------------------------------------------------------------------
 LINE GRAPH
---------------------------------------------------------------------

Comparison of change in value of $10,000 invested in the Russell
2000 Index and the Lindner/Ryback Small-Cap Fund Investor Shares from January 24, 1994 to June 30, 1998 and Institutional Shares from November 1, 1996 to June 30, 1998:

                   Lindner/Ryback Small-Cap Fund

                              [GRAPH]

      PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE


LINDNER/RYBACK SMALL-CAP FUND                                     25

INTERNATIONAL FUND

GOALS AND STRATEGIES. The investment objective of the International Fund is long-term capital appreciation. To pursue this goal, under normal circumstances the International Fund will invest at least 65% of its total assets in securities issued by companies that are organized and have their principal business activities outside of the U.S. Any country will be considered where there is easy currency conversion, including emerging economies. The Fund intends to invest in the following types of securities:

* common stocks and securities convertible into common stocks that are rated "B" or better by Standard & Poor's ("S&P") or Moody's
Investor Service, Inc. ("Moody's");

* securities issued by closed-end investment companies which invest primarily in international securities; and

* up to 20% of total assets may be invested in junk bonds or unrated or below investment grade preferred stocks or bonds.

The Adviser intends to seek out financially strong companies that are believed to present opportunities for growth within expanding international economies and markets from increased earnings power or improved utilization or recognition of assets. To a limited extent, the International Fund may engage in short-term trading, and the portfolio turnover rate may exceed 100% per year, which is higher than most equity mutual funds. The International Fund intends to be widely diversified across securities of many corporations located in three or more countries.


The Adviser will look for companies that have a low price-to-average expected earnings ratio, a low price-to-cash flow ratio or a low price-to-estimated break-up value ratio. For temporary defensive or emergency purposes, the International Fund may invest all or a portion of its assets in short-term debt securities of the U.S. Government or its agencies

The principal risk factors of the International Fund are market risk, valuation risk, small cap stock risk, foreign risk, liquidity risk and credit risk. See "Risk Factors" beginning on page 4. Before you invest, please also read "More About Risk" on page 29.

LINDNER INTERNATIONAL FUND                                        26

--------------------------------------------------------------------
 LINE GRAPH
--------------------------------------------------------------------

Comparison of change in value of $10,000 invested in the Morgan Stanley Europe, Australasia and Far-East Index and the Lindner International Fund--Investor Shares from January 3, 1995 to June 30, 1998 and Institutional Shares from October 31, 1996 to June 30, 1998:

                     Lindner International Fund

                              [GRAPH]

      PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE


LINDNER INTERNATIONAL FUND                                        27

HIGH-YIELD BOND FUND

GOALS AND STRATEGIES. The investment objective of the High-Yield Bond Fund is to produce maximum current income. To pursue this goal, under normal circumstances the High-Yield Bond Fund will invest at least 65% of its assets in high-yield, high-risk, medium and lower-quality corporate bonds and rates (commonly referred to as "junk bonds"). The Fund may also invest a portion of its assets in non-income producing securities if the Adviser believes that dividend or interest payments will be restored in the foreseeable future. The High-Yield Bond Fund may invest up to 35% of total assets in investment grade corporate bonds, notes, and commercial paper or in debt obligations of the U.S. Government, its agencies or instrumentalities. It may also invest up to 20% of total assets in equity securities and other securities having the characteristics of equity securities. The High-Yield Bond Fund may also invest without limit in these types of securities for temporary defensive or emergency purposes.


The principal risk factors of the High-Yield Bond Fund are market risk, interest rate risk, credit risk, liquidity risk and valuation risk. See "Risk Factors" beginning on page 4. Before you invest, please also read "More About Risk" on page 29.


GOVERNMENT MONEY MARKET FUND

GOALS AND STRATEGIES. The investment objective of the Government Money Market Fund is to produce current income consistent with preservation of capital and liquidity. To pursue this goal, the Government Money Market Fund will invest exclusively in U.S. dollar-denominated debt securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and in repurchase agreements secured by such types of securities.


The Government Money Market Fund will invest in securities issued by U.S. Government agencies or instrumentalities only when the Subadviser is satisfied that the credit risk of the agency or instrumentality is minimal. In addition, repurchase agreements will have maturities of less than seven days, will be fully collateralized and will be made only with primary securities dealers having the higher short-term debt rating.

The principal risk factor associated with the Government Money
Market Fund is interest rate risk. See "Risk Factors" beginning on page 4. Before you invest, please also read "More About Risk" on page 29.

Firstar Bank, N.A., a national bank headquartered in Cincinnati, Ohio, serves as the Subadviser for the Government Money Market Fund and manages its portfolio on a day-to-day basis. Firstar Bank, N.A. currently has over $14 billion of its own assets and manages 12 mutual funds having assets in excess of $5 billion, including four money market funds with assets in excess of $1.9 billion.

LINDNER HIGH-YIELD BOND & GOVERNMENT MONEY MARKET FUNDS           28

MORE ABOUT RISK

INTRODUCTION

A Fund's investment goal and principal strategies largely determine its risk profile. You will find a concise description of each Fund's risk profile in the summary under the caption "Investments, Risks and Performance". The fund-by-fund discussions contain more information. This section describes the various additional risks that may affect the Funds.


The Funds may use certain investment practices that have higher risks associated with them. However, each Fund has limitations and policies designed to reduce many of the risks. The table under "Certain Investment Practices" describes these practices and the limitations on their use.

TYPES OF INVESTMENT RISK

The principal risks of investing in each Fund are described above under the caption "Investments, Risks and Performance". The following list provides detail about some of the other risks that may apply to the Funds.

CURRENCY RISK

Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may increase any losses.


DERIVATIVES RISK

The term "derivative" covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms. Loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instruments, which may be leveraged. A Fund may use derivatives to: increase yield; hedge against a decline in principal value; invest with greater efficiency and lower cost than is possible through direct investment; adjust the Fund's duration; or provide daily liquidity.

Hedging is the use of one investment to offset the effects of another investment. To the extent that a derivative is used as a hedge against an opposite position that the Fund also holds, a loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedging also involves correlation risk--the risk that changes in the value of a hedging instrument may not match those of the asset being hedged.

To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

EXPOSURE RISK

The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money a fund could gain or lose on an investment.

* HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However,


LINDNER FUNDS                                                     29
while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

* SPECULATIVE To the extent that a derivative or practice is not used as a hedge, a Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

EXTENSION RISK

An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

GOVERNMENT OBLIGATIONS RISK

In addition to U.S. Treasury obligations, the Funds may invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law.

INFORMATION RISK

Key information about an issuer, security or market may be inaccurate or unavailable.

LEGAL RISK

Lawsuits or other legal proceedings against the issuer of a security may adversely affect the issuer, the market value of the security, or a fund's performance.

MANAGEMENT RISK

A strategy which the Adviser uses may fail to produce the intended results. The particular securities and types of securities a Fund holds may under-perform other securities and types of securities. There can be no assurance that a Fund will achieve its investment objective. Certain policies of each Fund which may not be changed without a shareowner vote are described in the SAI.


OPERATIONAL RISK

Some countries, such as Russia, have less developed securities markets (and related transaction, registration and custody practices) that could subject a Fund to losses from fraud, negligence, and delay or other actions.

POLITICAL RISK

Foreign governments may expropriate assets, impose capital controls or punitive taxes, or nationalize a company or an industry. Any of these actions could have a severe effect on security prices and impair a Fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

PORTFOLIO TURNOVER RISK

The Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareowners. It may also result in higher short-term capital gains that are taxable to shareowners. See "Financial Highlights" for the Funds' historical portfolio turnover rates. The Government Money Market Fund may have high portfolio turnover, but brokerage commissions are not normally paid on money market instruments. Portfolio turnover is not expected to have a material effect on the

LINDNER FUNDS                                                     30

Government Money Market Fund's net investment income.

PREPAYMENT RISK

This is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund earlier than expected. This may happen when there is a decline in interest rates. These events may make a Fund unable to recoup its initial investment and may result in a Fund having to reinvest the proceeds at lower rates or reduced yields.


REGULATORY RISK

Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or a fund's performance.

SHORT SELLING RISK

When the Adviser anticipates that a security is overvalued it may sell the security short and borrow the same security from a broker or other institution to complete the transaction. Later, the security is purchased and returned to the broker or institution from which the original security has been borrowed. A fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which a fund replaces such security. A fund will realize a gain if the price declines between those two dates. There is a risk that a fund will be unable to close out a short position at any particular time or at an acceptable price. During the time a fund has a short position in a security it is subject to the risk that the lender will terminate the loan at a time when the fund is unable to borrow the same security from another lender. In this event, a fund may have to purchase the security at a higher price in order to close out the short position. Although a fund's potential gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold short. Until a fund replaces a borrowed security, it will maintain daily a segregated account containing cash, U.S. Government securities, or other liquid securities such that the amount deposited in the account plus any amount deposited with the broker or other custodian as collateral will at least equal the current market value of the security sold short.

TAX CONSEQUENCES

The Market Neutral Fund has the side effect of accelerating the recognition of gains for tax purposes and increasing the short-term gain component in the Market Neutral Fund. Short-term gains are ordinarily taxed to shareholders at ordinary income tax rates, increasing the amount of taxes payable by shareholders.


TEMPORARY INVESTMENT RISK

Each of the Funds may, for temporary defensive purposes, invest a certain percentage of its total assets in cash or various short-term instruments. In particular, the Government Money Market Fund may from time to time hold uninvested cash reserves or invest in short-term taxable money market obligations, and the International Fund may invest in money market securities denominated in U.S. or foreign currencies. When a Fund's assets are invested in these instruments, the Fund may not be achieving its investment objective.

LINDNER FUNDS                                                     31

--------------------------------------------------------------------
 CERTAIN INVESTMENT PRACTICES
--------------------------------------------------------------------

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

[FN]
KEY TO TABLE:
--------------------------------------------------------------------

<F*>  Permitted without limitation; does not indicate actual use


20% Represents an investment limitation as a percentage of total fund assets; does not indicate actual use


<F+>  Permitted, but not expected to be used to a significant extent

<F++> Not permitted

                                                   Growth      Dividend      Utility      Small-Cap
                                                   Fund        Fund          Fund         Fund
---------------------------------------------------------------------------------------------------
BORROWING The borrowing of money from banks to
meet redemptions or for other temporary or
emergency purposes.                                33 1/3%     33 1/3%       33 1/3%       33 1/3%
---------------------------------------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES Exchange-traded
contracts that enable a Fund to hedge against
or speculate on future changes in currency
values, interest rates or stock indexes.
Futures obligate a Fund (or give it the right,
in the case of options) to receive or or make
payment at a specific future time based on
those future changes.                              <F+>         <F+>         <F+>           <F+>
---------------------------------------------------------------------------------------------------
FOREIGN SECURITIES Securities of foreign
issuers. May include depositary receipts.           25%         <F+>           35%           25%
---------------------------------------------------------------------------------------------------
INVESTMENT-GRADE DEBT SECURITIES Debt
securities rated within the four highest grades
(AAA/Aaa through BBB/Baa) by Standard & Poor's
or Moody's Rating Service, and unrated
securities of comparable quality.                  <F*>         <F*>         <F*>           <F*>
---------------------------------------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES Debt
securities and convertible securities rated
below the fourth-highest grade (BBB/Baa) by
Standard & Poor's or Moody's Rating Service,
and unrated securities of comparable quality.
Commonly referred to as junk bonds.                 10%          35%          35%            20%
---------------------------------------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy
(call) or sell (put) a particular security,
currency or index of securities at a fixed
price within a certain time period. A fund may
purchase or sell (write) both put and call
options for hedging or speculative purposes.       <F++>        <F++>        <F++>          <F++>
---------------------------------------------------------------------------------------------------
REAL-ESTATE INVESTMENT TRUSTS (REITS) Pooled
investment vehicles that invest primarily in
income-producing real estate or real-estate
related loans or interests.                         15%          15%         <F++>           15%
---------------------------------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES
Securities with restrictions on trading, or
those not actively traded. May include private
placements and Rule 144A Securities.                15%          15%          15%            15%
---------------------------------------------------------------------------------------------------
SECTOR CONCENTRATION Investing more than 25% of
a fund's net assets in a group of related
industries (market sector). Performance will
largely depend upon the sector's performance,
which may differ in direction and degree from
that of the overall stock market. Financial,
economic, business, political and other
developments affecting the sector will have a
greater effect on the fund.                        <F++>        <F++>         65%           <F++>
---------------------------------------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities
to financial institutions; a fund receives
cash, U.S. government securities or bank
letters of credit as collateral.                   <F+>         <F+>         <F++>          <F+>
---------------------------------------------------------------------------------------------------
SHORT SALES Selling borrowed securities with
the intention of repurchasing them for a profit
on the expectation that the market price will
drop.                                              <F+>         <F+>         <F+>           <F+>
---------------------------------------------------------------------------------------------------


LINDNER FUNDS                                                     32

                                            Market                          High-Yield      Government
                                            Neutral      International      Bond            Money Market
                                            Fund         Fund               Fund            Fund
--------------------------------------------------------------------------------------------------------
BORROWING The borrowing of money from
banks to meet redemptions or for other
temporary or emergency purposes.            33 1/3%         33 1/3%          33 1/3%           <F++>
--------------------------------------------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES
Exchange-traded contracts that enable a
Fund to hedge against or speculate on
future changes in currency values,
interest rates or stock indexes. Futures
obligate a Fund (or give it the right,
in the case of options) to receive or or
make payment at a specific future time
based on those future changes.               <F+>            <F+>             <F++>            <F++>
--------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES Securities of foreign
issuers. May include depositary
receipts.                                    <F+>             65%              10%             <F++>
--------------------------------------------------------------------------------------------------------
INVESTMENT-GRADE DEBT SECURITIES Debt
securities rated within the four highest
grades (AAA/Aaa through BBB/Baa) by
Standard & Poor's or Moody's Rating
Service, and unrated securities of
comparable quality.                          <F*>            <F*>              <F*>             <F++>
--------------------------------------------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES
Debt securities and convertible
securities rated below the
fourth-highest grade (BBB/Baa) by
Standard & Poor's or Moody's Rating
Service, and unrated securities of
comparable quality. Commonly referred to
as junk bonds.                               <F+>             20%              100%             <F++>
--------------------------------------------------------------------------------------------------------
OPTIONS Instruments that provide a right
to buy (call) or sell (put) a particular
security, currency or index of
securities at a fixed price within a
certain time period. A fund may purchase
or sell (write) both put and call
options for hedging or speculative
purposes.                                    <F+>             <F++>           <F++>             <F++>
--------------------------------------------------------------------------------------------------------
REAL-ESTATE INVESTMENT TRUSTS (REITS)
Pooled investment vehicles that invest
primarily in income-producing real
estate or real-estate related loans or
interests.                                    15%             15%              15%              <F++>
--------------------------------------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES
Securities with restrictions on trading,
or those not actively traded. May
include private placements and Rule 144A
Securities.                                   15%             15%              15%              10%
--------------------------------------------------------------------------------------------------------
SECTOR CONCENTRATION Investing more than
25% of a fund's net assets in a group of
related industries (market sector).
Performance will largely depend upon the
sector's performance, which may differ
in direction and degree from that of the
overall stock market. Financial,
economic, business, political and other
developments affecting the sector will
have a greater effect on a Fund.             <F++>            <F++>           <F++>             <F++>
--------------------------------------------------------------------------------------------------------
SECURITIES LENDING Lending portfolio
securities to financial institutions; a
fund receives cash, U.S. government
securities or bank letters of credit as
collateral.                                  <F+>             <F+>            <F+>              <F++>
--------------------------------------------------------------------------------------------------------
SHORT SALES Selling borrowed securities
with the intention of repurchasing them
for a profit on the expectation that the
market price will drop.                       50%             <F+>            <F+>              <F++>
--------------------------------------------------------------------------------------------------------

LINDNER FUNDS                                                     33

MANAGEMENT OF THE TRUST

The Trust is governed by a Board of Trustees that meets regularly throughout the year to review its activities, review contractual arrangements with companies that provide services to the Trust, and review each of the Fund's performance. The majority of Trustees are not affiliated with the Trust. The Board of Trustees is permitted to issue an unlimited number of full and fractional shares and to create an unlimited number of series of shares. In approving the use of a single combined prospectus, the Trustees considered the possibility that one Fund might be liable for misstatements in this Prospectus regarding information concerning another Fund. Information about the Trustees and executive officers of the Trust may be found in the SAI.

Each Fund is managed by Ryback Management, which chooses a Fund's investments and handles its business affairs. Ryback Management is also the Administrator, Transfer Agent, and Dividend Disbursing Agent for the Funds. The Adviser's business address is 7711 Carondelet Avenue, Suite 700, St. Louis, Missouri 63105. The Adviser is registered as an investment adviser and as a stock transfer agent with the Securities and Exchange Commission. As of December 31, 1998, the Adviser managed over $2.1 billion of assets. The Funds' investments are managed by Ryback Management's Investment Committee, which was established by the Ryback Management Board of Directors in February 1999, and no one person is primarily responsible for making investment recommendations to the Committee. The Investment Committee is presently comprised of Doug T. Valassis, Chairman of Ryback Management and Chairman of the Trust, Eric E. Ryback, President of Ryback Management and President of the Trust, and Mark
T. Finn, Chairman of Vantage Consulting Group, Inc. Additional information about the background and experience of these individuals is contained in the SAI.

During the fiscal year ended June 30, 1998, the Trust paid the Adviser management fees as a percentage of the average net assets of both Classes of each Fund as follows (after giving effect to any fee waivers):

Growth Fund                                                    0.33%
Dividend Fund                                                  0.51%
Utility Fund                                                   0.70%
Small-Cap Fund                                                 0.70%
Market Neutral Fund                                            0.67%
International Fund                                             1.00%
High-Yield Bond Fund                                           0.64%
Government Money Market Fund                                   0.15%

With regard to the Government Money Market Fund only, the Adviser has entered into a Subadvisory Agreement with Firstar Bank, N.A. ("Firstar Bank, N.A." or the "Subadviser"), a national banking association. The management fee of the Subadviser is paid by the Adviser. The Subadviser was founded in 1863 and is the largest bank and trust organization of Firstbanc Corporation. Firstar Bank, N.A.'s expertise in trust administration, investments and estate planning ranks it among the most predominant trust institutions in Ohio, with assets of $4.7 billion as of August 31, 1998. Firstar Bank, N.A. has managed commingled funds since 1957. As of August 31, 1998, Firstar Bank, N.A. managed 13 mutual funds having a market value in excess of $2.7 billion. As a part of its regular banking operations, Firstar Bank, N.A. may make loans to public companies. Thus, it may be possible from time to time for the Fund to hold or acquire securities of companies

LINDNER FUNDS                                                     34
that are also borrowing clients of Firstar Bank, N.A. Both the Adviser and the Subadviser believe that any such relationship will not be a factor in the selection of portfolio securities for the Fund. The Subadviser's business address is 425 Walnut Street, Cincinnati, Ohio 45202.


PRICING OF SHARES FOR PURCHASE OR REDEMPTION

When you buy or redeem shares, the price of each share is its "net asset value" or "NAV." Each Fund determines the NAV of shares in each Class at the close of trading (usually 4:00 p.m., Eastern Time) on each day on which at least one of the following markets is open: the New York Stock Exchange, the American Stock Exchange, or the Nasdaq Stock Market. NAV is calculated separately for each Fund by adding the value of its securities, cash and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

If the Fund receives your order to purchase, or your tender of shares for redemption, prior to the closing of the New York Stock Exchange, the Fund will process the transaction using the NAV calculated as of that day's close of business. For purchase orders received and shares tendered for redemption after the closing of the New York Stock Exchange, the Fund will determine NAV as of the closing on the following trading day.

The value of securities held by the Funds is calculated differently for different types of securities. Investments in securities traded on a national securities exchange or quoted on the Nasdaq National Market System are valued at the last reported sales price as of the close of the New York Stock Exchange. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Securities and assets for which quotations are not readily available are valued at fair value as determined pursuant to procedures established by the Trustees.

The value of foreign securities is converted into U.S. dollars at the rate of exchange prevailing on the valuation date. Purchases and sales of foreign securities as well as income and expenses related to such securities are converted at the prevailing rate of exchange on the respective dates of such transactions.

Portfolio securities of the Government Money Market Fund are valued on an amortized cost basis, whereby a security is initially valued at its acquisition cost. Thereafter, a constant straight-line amortization is assumed each day regardless of the impact of fluctuating interest rates. This procedure is designed to stabilize the net asset value per share at $1.00. Under most conditions, management of the Trust believes that this will be possible, but there can be no assurance that they can do so on a continuous basis.

PURCHASE OF SHARES AND SHAREHOLDER INQUIRIES

You may purchase Investor Shares directly from a Fund at the per share NAV. Institutional investors who have written distribution or service agreements with the Trust or with Ryback Management may purchase Institutional Shares directly from a Fund at the per share NAV.


LINDNER FUNDS                                                     35

A Fund, at its discretion, may issue Investor Shares in exchange for publicly traded securities. Such an exchange will result in a taxable transaction to the person acquiring shares of a Fund. A Fund may similarly issue Investor Shares in connection with any merger or consolidation with or acquisition of the assets of any other investment company or trust.

MINIMUM PURCHASE AMOUNTS

The minimum investments for the Funds are as follows:

For opening a new account:

$2,000 if you are buying Investor Shares of the:

* Dividend Fund,

* Government Money Market Fund, or

* Growth Fund

$3,000 if you are buying Investor Shares of the:

* Utility Fund

* Market Neutral Fund

* Small-Cap Fund

* International Fund

* High-Yield Bond Fund

$250 if you are buying Institutional Shares of any Fund.

$250 for Individual Retirement Accounts invested in any Fund.

For existing investors opening additional accounts in either Class of any Fund:

$500 if you maintain the minimum investment in at least one account.

$250 where additional accounts in any Fund will be registered as a Uniform Gift to Minors (UGMA) or a Uniform Transfer to Minors
(UTMA).

For subsequent purchases:

$100 if you are buying shares of either Class of any Fund (except in the case of dividend reinvestment, which has no minimum).

ESTABLISHING A NEW ACCOUNT

In order to establish a new account with any of the Funds, you must submit a written "Share Purchase Application" to:
  Lindner Investments
  P.O. Box 11208
  St. Louis, Missouri 63105

If you use an overnight form of delivery (e.g. Express Mail), you should address your application to:
  Lindner Investments
  7711 Carondelet Ave., Ste. 700
  St. Louis, Missouri 63105

You should direct inquiries regarding any other matter to the post office box address.


Applications to purchase shares may be rejected by the Trust and are not binding until accepted. The Trust will not accept applications unless they are accompanied by a check payable in U.S. funds drawn on a U.S. bank, savings and loan or credit union. If your check is returned for insufficient funds, the Custodian will charge a $15 fee against your account and you will be responsible for any loss incurred by the Trust.

It is the Trust's policy not to accept applications under circumstances or in amounts considered disadvantageous for shareholders. Any accounts opened without a proper social security number or taxpayer identification number may be liquidated and distributed to the owner(s) of record on the first business day following the 60th day of investment, minus any backup withholding tax amount.

LINDNER FUNDS                                                     36

WITHHOLDING CERTIFICATION

Before the Trust will establish a new account or make registration changes to an existing account, you must certify to the Trust on the Share Purchase Application or on an Internal Revenue Service ("IRS") Form W-9 your social security or taxpayer identification number and certify that you are not subject to withholding of dividend payments due to past under-reporting of such payments. Each Fund is required by statute to withhold 31% of your distributions ("backup withholding") if:

(1) you fail to certify as to your social security or taxpayer identification number;

(2) you fail to certify that you are not subject to withholding;

(3) the IRS notifies the Fund that you have furnished an incorrect taxpayer identification number; or

(4) the IRS notifies the Fund that you have under reported interest or dividends in the past.

Dividends to shareholders who are non-resident aliens may be subject to a 30% United States withholding tax. If you are a non-resident alien shareholder, you should consult your tax adviser about the applicability of this withholding tax.

ADDITIONAL PURCHASES

You may buy additional Fund shares in the following ways:

BY MAIL

Fill-out the remittance slip that is attached to your account confirmation statement, or write a letter indicating that you would like to purchase shares of either Class of any Fund. Please indicate the name(s) in which the account is registered and the account number. Include a check payable to "Lindner Investments" and mail to:
  Lindner Funds
  P.O. Box 640672
  Cincinnati, Ohio 45264-0672.

BY AUTOMATED CLEARING HOUSE (ACH)

You may request purchase of shares by Automated Clearing House
(ACH), a free electronic transfer service that is used by thousands of individuals and corporations. It takes 15 days from the date we receive your request to establish ACH. Once ACH is in place, you may call or write to purchase shares via ACH. Your bank account will be debited for ACH purchases on the day of your order, and therefore ACH purchases should not exceed the current value of your bank account. Please make sure that the funds are available. A fee will be applied to all returned ACH purchases. Call Customer Service at
(800) 995-7777 for a form to establish ACH services. (See also "Automatic Investment Plan" and "Payroll Deduction".)

BY WIRE

You may purchase additional shares by wiring the amount of a purchase to the Trust's domestic custodian, Firstar Bank, N.A. Prior to sending a wire, call the Customer Service Department at
(800) 995-7777. The wire must be received by 4:00 p.m., Eastern Time to receive that business day's closing price. Your bank may charge a fee to wire funds. For purchases under $1,000, we will deduct any fee from the money wired.

BY TELEPHONE

If you elect to establish telephone privileges with the Trust on your Share Purchase Application, you may buy additional shares, in an amount not to exceed the current balance in your account, by

LINDNER FUNDS                                                     37
calling the Trust at (800) 995-7777. Payment must be received no later than five business days after the date on which the purchase was made. If payment is not received within the time required, the order will be subject to cancellation and you will be responsible for any loss incurred.

The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. So long as we follow these procedures, Ryback Management and the Trust will not be liable for losses, costs, or expenses for acting upon your telephone instructions, and Ryback Management will have authority, as agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss unless we have failed to follow these procedures.

ADDITIONAL INFORMATION ABOUT INVESTMENTS IN THE FUNDS

Once you have mailed, telephoned or otherwise transmitted investment instructions to the Trust, they may not be modified or canceled. The Trust cannot accept investments specifying a certain price or date and will not honor such requests.


The Transfer Agent will send you a confirmation after each transaction affecting your account. Dividend payments and reinvestments are shown on your quarterly consolidated statement. You should bring any discrepancies to the Transfer Agent's attention within 30 days of receipt. The Transfer Agent will provide a listing of your account history, upon receipt of a written request signed by all account owners and a $25.00 fee for each account researched. Checks should be payable to "Ryback Management." All requests are completed on a first-come, first-served basis. Due to extreme volume during certain times of the year, requests for account histories may take two to three weeks for delivery.

ISSUING CERTIFICATES


Certificates will not be issued for shares unless requested in writing. Certificates will be issued for full shares only and cannot be issued to a third party. Certificates are not available for IRA accounts or for shares in the Government Money Market Fund. You cannot redeem certificated shares unless you surrender the certificates to the Trust.


PURCHASING THROUGH THIRD PARTIES

You may purchase shares of a Fund through certain broker-dealers, financial institutions or other service providers ("Processing
Intermediaries") who have been authorized to accept purchase and redemption orders on behalf of the Funds.


When you buy shares of a Fund in this way, the Processing Intermediary, rather than you, may be the shareholder of record. The Trust will be deemed to have received a purchase or redemption order when the Processing Intermediary accepts the order. Broker-dealers or other financial institutions may be liable to you for any losses arising from their failure to timely communicate purchase orders to the Trust.


A purchase or redemption order made through a Processing
Intermediary will be priced at a Fund's NAV next computed after the order is accepted by the Processing Intermediary. Processing
Intermediaries may use procedures and impose restrictions in addition to or different from those applicable to shareholders who invest in a Fund directly. If you intend to invest in a Fund through a Processing Intermediary you should read the program

LINDNER FUNDS                                                     38
materials provided by the Processing Intermediary in conjunction with this Prospectus.

Processing Intermediaries may charge fees or other charges for the services they provide to their customers. If you do not wish to receive the services of a Processing Intermediary, or pay the fees that may be charged for such services, you may want to consider investing directly with a Fund. You may make direct purchases or sales of Fund shares without a sales or redemption charge.

AUTOMATIC INVESTMENT PLAN

(INVESTOR SHARES ONLY)

If you own Investor Shares of the Funds, you may invest a specific amount of money on an automatic basis by authorizing the Funds to automatically withdraw money from your bank account on a designated date or dates during the month. You must invest at least $50 for each automatic investment. You may request to participate in the automatic investment plan by writing:
  Lindner Investments
  P.O. Box 11208
  St. Louis, Missouri 63105

You should also direct any questions or inquiries regarding the plan to this address or by calling us as (800) 995-7777. If you want to change or discontinue your automatic investment plan, you must notify Lindner Investments in writing at least 15 days prior to the next scheduled investment date.

PAYROLL DEDUCTION

(INVESTOR SHARES ONLY)

Many employers provide for payroll deduction allowing you to direct a portion of your pay to the investment option of your choice via ACH. Lindner Investments will accept your direct deposit in amounts of at least $50 for the purchase of Investor Shares in any of the Funds. If you want to use payroll deduction to invest, request the proper instructions that will be given to your employer from:
  Lindner Investments
  P.O. Box 11208
  St. Louis, Missouri 63105


You should also direct any questions or inquiries regarding the plan to this address or by calling us as (800) 995-7777. You should also find out what prior notice your employer requires if you want to change or discontinue your payroll deduction choice.

REDEMPTION OF SHARES

You may sell all or any part of your shares to a Fund for redemption. The Trust redeems shares at the NAV per share as next computed after either (a) a written request is received "in good order" at the office of the Trust or (b) a telephone request is placed with a Fund by a shareholder who has established Telephone Privileges.


The redemption price is the NAV next computed after the time when the Fund receives your written request in good order. During the period prior to the time shares are redeemed, dividends on such shares accrue and are payable, and you are entitled to exercise all other rights of beneficial ownership. Once you have requested a redemption, you may not modify or cancel it. The value of shares on redemption may be more or less than their original cost, depending on the market value of the portfolio securities at the time of redemption.

LINDNER FUNDS                                                     39

In the case of recently purchased shares, proceeds will not be remitted until the Trust is satisfied that checks given in payment of shares being redeemed have cleared, which may take up to 15 days.

You may redeem shares in the following ways:

BY MAIL

By mailing a written request addressed to:

  Lindner Investments
  P.O. Box 11208
  St. Louis, MO 63105

A written redemption request is "in good order" if it:
(1) is properly endorsed by all registered shareholders in the exact names in which the shares are registered;
(2) is accompanied by properly endorsed share certificates, if any have been issued; and
(3) states the following:

    * the name of the Fund,

    * the account number,

    * the exact name(s) of the shareholder(s) in which the account is registered as shown on the latest confirmation, and

    * the number of shares or dollar amount to be redeemed.

The following redemption requests must be in writing and must have signatures guaranteed (including the signatures on any share certificate) by a bank, trust company, savings and loan association, or a member of a national stock exchange (a notary public is not an acceptable guarantor):


(1) redemptions on accounts that have requested an address change within the preceding two months;


(2) redemptions for which the proceeds are to be sent to someone other than the registered shareholder(s) and/or to an address other than the address of record; or

(3) redemptions for which the proceeds are to be wired and the wire instructions are different than those previously submitted.


The following redemptions must be in writing, but do not require a signature guarantee (unless one of the above circumstances applies):

(1) all IRA accounts; and

(2) redemptions of shares for which certificates have been issued.

IRA account redemptions must also be accompanied by Internal Revenue Service ("IRS") Form W-4P. IRA redemption requests not accompanied by Form W-4P will be subject to withholding. Additional documentation may be required from corporations, executors, administrators, trustees, or guardians.


If you have questions about which documents or instructions are necessary in order to redeem shares, please write, or call the Trust at (800) 995-7777.

BY TELEPHONE

You may call the Trust at (800) 995-7777 to request that the proceeds be mailed to the you, provided that you have previously established Telephone Privileges with the Funds and have not requested an address change in the preceding two months. The Trust reserves the right to refuse telephone redemptions and may limit the dollar amount or the number of telephone redemptions. IRA accounts may not be redeemed by telephone.

The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If we follow such procedures, Ryback Management and the Trust will not be liable for

LINDNER FUNDS                                                     40
losses, costs, or expenses for acting upon your telephone instructions or for any unauthorized telephone redemption. As a result of this policy, you will bear the risk of any loss unless we have failed to follow these procedures.

REDEMPTION FEE

Each Fund other than the Government Money Market Fund charges a 2% fee if you redeem shares within 60 days after purchase. This means that the amount payable on redemption will be reduced by 2%. This fee is not charged on redemptions made under a systematic withdrawal plan (see "Systematic Withdrawal Plan"). The amount of this fee remains as an asset of the Fund which has charged it, and it does not benefit the Adviser. This redemption fee was not charged during the fiscal years ended June 30, 1998, 1997, 1996 or 1995, but was reinstated by the Board of Trustees of the Trust, effective October 1, 1998. The Trust may waive this redemption fee, at the sole discretion of the Adviser.

REDEMPTION THROUGH THIRD PARTIES

If you redeem shares through Processing Intermediaries, those entities may charge a service fee. Processing Intermediaries may use procedures and impose restrictions in addition to or different from those applicable to shareholders who invest in a Fund directly. You should read the program materials provided by the Processing Intermediary. A Processing Intermediary has the responsibility of submitting a redemption request to the Trust prior to a Fund's next determination of NAV in order to obtain the redemption price that would be applicable if the request had been placed directly with the Trust. A Processing Intermediary may be liable to an investor for any losses arising from their failure to timely deliver redemption requests to the Trust.

DISBURSEMENT METHODS

BY MAIL

The Trust will normally disburse payment by check within five days after receiving your request for redemption. A charge of $15 will be deducted from your account if you request the check to be sent by overnight delivery.

The Trust may postpone the date of payment for redeemed shares, or the Trust's obligation to redeem shares may be suspended for:

(1) any period during which the New York Stock Exchange is closed or trading is restricted;

(2) any period during which an emergency exists which makes it impracticable for the Trust to sell a Fund's securities or to fairly determine the value of a Fund's net assets; or

(3) such other periods as the SEC may order for the protection of shareholders.

BY WIRE TRANSFER

You may obtain the proceeds of a redemption by a bank wire transfer if you have previously established Wire Privileges with the Trust. Under normal circumstances, your proceeds will be posted to your bank account the business day following the date of the redemption. If the proceeds are wired to an account at a bank that is not a member of the Federal Reserve System, there could be a delay in crediting the funds to the bank account. A charge of $10 per wire will be deducted from the amount being wired.

LINDNER FUNDS                                                     41

BY AUTOMATED CLEARING HOUSE ("ACH")

You may obtain the proceeds of a redemption by ACH if you have previously established ACH Privileges with the Trust. Under normal circumstances, proceeds will be posted to your bank account the evening of the second business day following the date of the redemption. There are no fees for this service.

INVOLUNTARY REDEMPTION

In an attempt to reduce expenses, partly attributable to maintaining small accounts, the Trust reserves the right to redeem, upon 30 days' written notice, all of your shares if your account has a NAV of less than $3,000 ($2,000 in the case of the Dividend Fund, Government Money Market Fund, and the Growth Fund). You may prevent involuntary redemption by making additional investments during the 30-day notice period that increase the value of your account to this minimum amount.

CHECKING PRIVILEGES

(GOVERNMENT MONEY MARKET FUND ONLY)

Upon request, the Government Money Market Fund will provide each shareholder who maintains a minimum balance of $5,000 with checks drawn on the Government Money Market Fund that clear through Firstar Bank, N.A., Cincinnati, Ohio. This privilege does not constitute a banking function, and owning Government Money Market Fund shares is not equivalent to a bank checking account. When such a check is presented for payment, a sufficient number of whole and fractional shares in your account in the Government Money Market Fund will be redeemed to cover the amount of the check. Checks may only be written for $500 or more.


If you wish to use this method of redemption you must complete and file an authorization form which is available upon request. You should receive an initial supply of checks within three weeks of filing the form. If you bought the shares to be redeemed by check, the Fund may delay sending you the proceeds only until such time as it is reasonably assured that good payment has been collected for the purchase of such shares, which may be up to 15 days.

The Government Money Market Fund may refuse to honor checks whenever the right of redemption has been suspended or postponed or whenever the account is otherwise impaired. The Fund will charge a $15 service fee when a check is presented to redeem shares of the Government Money Market Fund in excess of the value of your account in the Government Money Market Fund. There is no other fee for using checks.

EXCHANGING AN INVESTMENT FROM ONE FUND TO ANOTHER


Subject to any applicable minimum initial investment requirements, you may exchange Investor Shares of one Fund for Investor Shares of any other Fund, and you may exchange Institutional Shares of one Fund for Institutional Shares of any other Fund. Before exchanging shares, you should read the current prospectus describing the shares to be acquired. The exchange privilege is not designed to afford shareholders a way to play short-term swings in the market. Lindner Investments is not suitable for that purpose. The Trust reserves the right to limit the amount and frequency of exchanges between Funds in circumstances it deems disadvantageous to the Funds.

LINDNER FUNDS                                                     42

BY TELEPHONE

You may exchange shares by phone by calling us at (800) 995-7777 if you have established Telephone Privileges with the Trust and the account registrations and options (for example, automatic reinvestment of dividends) are identical.


BY MAIL

You may direct the Trust in writing to exchange shares. If the shares are owned by two or more persons, the request should be signed by each person. All signatures should be exactly as the name appears in the registration. Send your directions to Lindner
Investments, P.O. Box 11208, St. Louis, MO 63105.

ADDITIONAL INFORMATION ABOUT SHARE EXCHANGES

* The shares of the Fund being acquired must be qualified for sale in your state of residence.


* If the shares being surrendered for exchange are represented by a certificate, you must return the certificate to Ryback Management before the conversion can be made.


* Once you have made an exchange request by telephone or mail, it is irrevocable and you may not modify or cancel it.

* The value of the shares surrendered and the value of the shares acquired are the NAVs of such shares next computed after receipt of an exchange order.

* Shares may not be exchanged unless you have furnished the Trust with the correct tax identification number and the certification required by the Internal Revenue Code and Regulations. See
"Withholding Certification."

* An exchange of shares is, for federal income tax purposes, a sale of the shares, on which you may realize a taxable gain or loss.


* If the request is made by a corporation, partnership, trust, fiduciary, agent or unincorporated association, Ryback Management will require evidence satisfactory to it of the authority of the individual signing the request.


* Under most circumstances, a bank, broker or benefit plan administrator that owns Institutional Shares of a Fund for the benefit of participants in a tax qualified retirement plan (such as a 401(k) Plan) may not permit participants in such plan to exchange Institutional Shares of a Fund for Investor Shares of that Fund or any other Fund.

SYSTEMATIC WITHDRAWAL PLAN

(INVESTOR SHARES ONLY)

A systematic withdrawal plan is available to you if you hold Investor Shares of a Fund whose total account value is at least $15,000 and you wish to withdraw fixed amounts of money from that Fund on a systematic basis. Withdrawals must be in amounts of $100 or more and may be made monthly or quarterly, at an annual rate not exceeding 40% of the value of your Investor Shares at the inception of your systematic withdrawal plan. If you participate in a systematic withdrawal plan, you may still make additional redemptions whenever you wish.

Under a systematic withdrawal plan, the Fund redeems Investor Shares as of the close of the first business day following the twentieth day of each month in which a withdrawal is made. Each redemption of Shares will result in a gain or loss that you must report on your income tax return. Establishing a systematic withdrawal account constitutes an election by you to

LINDNER FUNDS                                                     43
reinvest into the Fund all income dividends and capital gains distributions payable on your account.

To participate in the systematic withdrawal plan you must sign a form we will provide upon request and deposit any stock certificates subjected to the plan. You may request to participate in the systematic withdrawal plan and ask questions about it by writing to:
  Lindner Investments
  P.O. Box 11208
  St. Louis, Missouri 63105

You may terminate the systematic withdrawal plan at any time by written notice to the Funds.

INDIVIDUAL RETIREMENT ACCOUNTS ("IRAS")

(INVESTOR SHARES ONLY)

IRAs are available to employed (including self-employed) persons and their non-employed spouses. All contributions to an IRA Plan are invested in Investor Shares of the Fund you select. You will be charged an annual administrative fee of $10 per IRA account, which you may pay separately by check.

Contributions to an IRA must be post-marked no later than the due date of the tax return (without extensions) for the contribution year for which the contribution is being made. You must request withdrawals from an IRA in writing and include IRS Form W-4P with your request. IRA redemption requests not accompanied by Form W-4P will be subject to income tax withholding.


Firstar Bank, N.A., serves as Custodian for IRAs. The Custodian's fee and other information about IRAs are disclosed in documents including a Disclosure Statement that you must obtain from the Funds before investing in an IRA. You should consult your tax advisor regarding the appropriateness of investing in an IRA. Address written requests for applications to establish an IRA to:
  Lindner Investments
  P.O. Box 11208
  St. Louis, Missouri 63105


DIVIDENDS, DISTRIBUTIONS AND TAXES

PAYMENT OF DIVIDENDS AND DISTRIBUTIONS

DEFINITIONS

* Record Date: the date the Fund identifies its "shareholders of record" (shareholders entitled to receive the fund's dividend and/ or capital gains distribution).

* Ex-Dividend Date: the date the dividend is deducted from the Fund's NAV. Also, the date dividends and/or capital gains are posted. This is normally the day after the Record Date.

* Payment Date (Payable Date): the date dividends and/or capital gains distributions are paid to shareholders.

The Growth Fund, the Market Neutral Fund, the Small-Cap Fund and the International Fund declare annual dividends from net investment income each December. The Dividend Fund, the Utility Fund and the High-Yield Bond Fund distribute substantially all of their net investment income in quarterly dividends generally declared in March, June, September and December, within 15 days after the respective record dates. All of these Funds distribute net realized capital gains, if any, in December.

Dividends paid by each Class of these Funds are calculated at the same time and in the same manner, except that the expenses attributable solely to either the Investor Shares or to the Institutional

LINDNER FUNDS                                                     44

Shares will be borne solely by that Class. Institutional Shares receive lower per share dividends than Investor Shares because of the higher expenses borne by the Institutional Shares. See "Fund
Expenses" and "Distribution and Service Plan".


For the Government Money Market Fund, at the end of each business day that the New York Stock Exchange and the Federal Reserve Banks are open, the Fund's net investment income is declared as a daily dividend to shareholders. Shareholders receive dividends in additional shares of the Government Money Market Fund unless they elect to receive cash. Reinvestment or payment of dividends is done monthly at the NAV of the Government Money Market Fund on the date paid. If you request cash payment, checks are mailed within five business days after the last day of each month.

The Funds may declare additional dividends from net investment income and from net realized capital gains in December. If a Fund declares a dividend and/or a capital gain distribution in October, November, or December and it is made payable during January of the following year, such payment is considered taxable income to the shareholder on December 31 of the year in which the dividend or distribution was declared.


Each Fund automatically reinvests dividends and capital gain distributions in Fund shares at the NAV determined on the day following the record date for such dividends or distributions, unless you provide written notice by the record date indicating your intention to receive such dividend or distribution in cash.

EFFECT OF DIVIDENDS AND DISTRIBUTIONS ON NAV

Any dividends or capital gains distributions paid shortly after you buy shares in a Fund will have the effect of reducing the per share NAV of your shares by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, are subject to taxes, which may be at ordinary income tax rates.

FEDERAL TAXATION OF DIVIDENDS AND DISTRIBUTIONS

Each Fund is not liable for federal income taxes to the extent it distributes its taxable income. Additionally, each Fund intends to distribute substantially all capital gains and ordinary income and thus avoid imposition of excise taxes.


You are generally liable for federal income taxes on the income dividends and capital gains distributions of each Fund (whether or not reinvested in the Fund).

Distributions are taxable as ordinary income to the extent derived from a Fund's investment income. Distributions of net capital gains may be taxable at different rates depending upon how long the Fund has held the assets. Distributions of capital gains are taxable to you based on how long a Fund has held a security, not on how long you have owned the Fund shares.


DIVIDENDS RECEIVED DEDUCTION

Each Fund will furnish, upon request, a confirmation to corporate shareholders reflecting the amount of dividends which do not qualify for the 70% dividends received deduction. None of the Government Money Market Fund's net investment income is expected to be derived from dividends, therefore, no part of

LINDNER FUNDS                                                     45
any distribution from that Fund will be eligible for the dividends received deduction.

OTHER TAX CONSEQUENCES

In addition to the federal income tax consequences described above, there may be other federal, state or local tax considerations applicable to the circumstances of a particular investor. You are urged to consult your tax advisor about the effect of your investment in a Fund on your tax situation. You should also review with your tax adviser the effect of investments by the Government Money Market Fund in repurchase agreements; several states treat the income received by a mutual fund from repurchase agreements as income from sources other than securities of the United States Government or its agencies or instrumentalities, and such income may be subject to state income or intangibles taxes.

The foregoing discussion of tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, which are subject to change by legislative or administrative action.

DISTRIBUTION AND SERVICE PLAN

(INSTITUTIONAL SHARES ONLY)

For its Institutional Class shares only, each Fund has a Distribution and Service Plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan provides that
Institutional Shares of each Fund may pay distribution and other shareholder service related expenses of up to 0.25% each year of the average net assets allocated to Institutional Shares.

Because these fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Payments pursuant to the Distribution Plan may be made only to reimburse expenses incurred during a rolling 12-month period, subject to the annual limitation.

LINDNER FUNDS                                                     46

APPENDIX--DESCRIPTION OF BOND RATINGS

STANDARD & POOR'S RATINGS SERVICES, A DIVISION OF THE MCGRAW-HILL
COMPANIES, INC. ("S&P") BOND RATING DEFINITIONS

AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for debt in higher rated categories.

BB, B, CCC, CC AND C--Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Note: The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show the relative standing within the major categories.

MOODY'S INVESTORS SERVICE, INC.
CORPORATE BOND RATING DEFINITIONS

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

LINDNER FUNDS                                                     47

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as an upper medium grade obligation. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aaa through B in its corporate bond rating system. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

LINDNER FUNDS                                                     48

You can find additional information about the Lindner Funds in its Annual and Semi-Annual Reports to Shareholders and in the Combined Statement of Additional Information ("SAI"). The Annual and Semi-Annual Reports to Shareholders include financial statements, detailed performance information, portfolio holdings, management's discussion of Fund performance and, in the Annual Report only, the auditor's report. The SAI contains more detailed information on all aspects of the Funds and is incorporated by reference in (legally considered to be part of) this Prospectus. To request a free copy of the current Annual or Semi-Annual Report to Shareholders or the current SAI, or to obtain other information about a Fund, write or call:


LINDNER INVESTMENTS
  7711 Carondelet Avenue, Suite 700
  St. Louis, Missouri 63105
  Phone:(800) 995-7777
  Fax: (314) 727-9306
  Internet Website:
  http://www.lindnerfunds.com

You can visit the SEC's Internet Web site (http://www.sec.gov) to view the SAI, material incorporated by reference, and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington DC. Call
1-800-SEC-0330 for information on the operation of the Public
Reference Room.


PROSPECTUS DATED
APRIL 1, 1999




[Lindner Funds Logo]

LINDNER DIVIDEND FUND:   LDDVX

LINDNER GROWTH FUND:     LDNRX

LINDNER UTILITY FUND:    LDUTX


LINDNER MARKET
  NEUTRAL FUND:          LDNBX


LINDNER/RYBACK
  SMALL-CAP FUND:        LDRSX

LINDNER INTERNATIONAL
  FUND:                  LDINX

LINDNER HIGH-YIELD
  BOND FUND:             LDHYX

Institutional Shares do not yet have ticker symbols

Investment Company Act File No.
811-7932

INVESTMENT ADVISER:
Ryback Management Corporation


CUSTODIANS:
Firstar Bank, N.A.
The Chase Manhattan Bank


COUNSEL:
Dykema Gossett PLLC

INDEPENDENT AUDITORS:
Deloitte & Touche LLP

TRANSFER AGENT:
Ryback Management Corporation

                               PART B


                        LINDNER INVESTMENTS

            COMBINED STATEMENT OF ADDITIONAL INFORMATION

                                for
                          INVESTOR SHARES
                                and
                        INSTITUTIONAL SHARES
                                 of
                       LINDNER DIVIDEND FUND
                        LINDNER GROWTH FUND
                        LINDNER UTILITY FUND
                    LINDNER MARKET NEUTRAL FUND
                   LINDNER/RYBACK SMALL-CAP FUND
                     LINDNER INTERNATIONAL FUND
                    LINDNER HIGH-YIELD BOND FUND

                                and

                          INVESTOR SHARES
                                 of
                LINDNER GOVERNMENT MONEY MARKET FUND

This Combined Statement of Additional Information ("Statement of Additional Information" or "SAI") is not a Prospectus and should be read in conjunction with the Lindner Investments (the "Trust") Prospectus dated April 1, 1999, which incorporates this SAI by reference (i.e., legally makes this a part of the Prospectus). Copies of the Prospectus may be obtained by writing or calling Lindner Investments as shown below.

The Annual Report of Lindner Investments for the fiscal year ended June 30, 1998, and the Semi-Annual Report for the six months ended December 31, 1998, each of which has been distributed to shareholders of each Fund pursuant to Section 30(d) of the Investment Company Act of 1940, are hereby incorporated into this Statement of Additional Information by reference. Copies of such Reports will be provided without charge to any person to whom this Statement of Additional Information is sent or given, except that holders of shares who have otherwise received such Reports will only be sent additional copies upon request to the Trust. Any such request should be made by mail to the Trust at 7711 Carondelet, P.O. Box 11208, St. Louis, Missouri 63105, or by phone to (800) 995-7777.

                           April 1, 1999

                       TABLE OF CONTENTS

                                                             PAGE
DEFINITIONS                                                   B-1
INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS              B-2
     Income Funds                                             B-2
     Growth Funds                                             B-5
     Investment Policies and Restrictions                     B-8
     Common Investment Techniques and Types of Securities    B-10
     General                                                 B-17
MANAGEMENT OF THE TRUST                                      B-18
     Compensation                                            B-19
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES          B-19
INVESTMENT ADVISORY AND OTHER SERVICES                       B-20
     Controlling Persons                                     B-20
     Services Provided by Adviser                            B-21
     Adviser Compensation                                    B-21
     Transfer Agent                                          B-24
     Distribution and Service Plan                           B-26
     Custodians and Independent Auditors                     B-27
BROKERAGE ALLOCATION                                         B-27
PURCHASE, REDEMPTION AND PRICING OF SECURITIES               B-29
     All Funds Other Than Government Money Market Fund       B-30
     Government Money Market Fund                            B-31
ADDITIONAL PERFORMANCE INFORMATION                           B-33
     All Funds Other Than Government Money Market Fund       B-33
     Government Money Market Fund                            B-34
FINANCIAL STATEMENTS                                         B-35
CERTAIN OTHER MATTERS                                        B-36
     Liability of Trustees and Others                        B-36
     Description of Series and Shares                        B-36
     Registration Statement                                  B-37

                            DEFINITIONS

For purposes of this Statement of Additional Information, the reader should assume that the terms defined below have the meanings indicated, unless the context requires otherwise.

"Administration Agreements" means the Administrative Service Agreements dated as of May 20, 1996, and April 1, 1998, each of which is between the Trust and the Adviser, which pertain to the Government Money Market Fund and the High-Yield Bond Fund, respectively, together with any amendments.

"Adviser" or "Ryback Management" means Ryback Management Corporation, a corporation organized and existing under the laws of the State of Michigan, having its principal offices at 7711 Carondelet Avenue, P.O. Box 11208, St. Louis, Missouri 63105.

"Advisory Contracts" means the Advisory and Service Contracts dated as of September 23, 1993, December 29, 1994, and June 28, 1995, and the Advisory Contracts dated as of May 20, 1996, and April 1, 1998, each of which is between the Trust and the Adviser, together with any amendments.

"Agency Agreements" means the Agency Agreement, dated September 23, 1993, as amended, and the Transfer Agency Agreements dated as of May 20, 1996, and April 1, 1998, each of which is between the Trust and Ryback Management, together with any amendments.

"Class" means either the class of Investor Shares or the class of Institutional Shares of each Fund other than the Government Money Market Fund.

"Fund" means each of Lindner Dividend Fund, Lindner Growth Fund, Lindner Utility Fund, Lindner Market Neutral Fund, Lindner/Ryback Small-Cap Fund, Lindner International Fund, Lindner High-Yield Bond Fund and Lindner Government Money Market Fund, each of which has been established by the Trust a separate series.


"Prospectus" means the Prospectus of the Trust dated April 1, 1999.


"Small-Cap" means a company with a market capitalization of $750 million or less.

"Trust" means Lindner Investments, a business trust organized and existing under the laws of the Commonwealth of Massachusetts, having its principal offices at 7711 Carondelet Avenue, P.O. Box 11208, St. Louis, Missouri 63105.

"Utilities" means domestic and foreign public utilities, including, but not limited to, gas, electric, telecommunications, cable television, water and energy utilities.

"1940 Act" means the federal Investment Company Act of 1940, as amended.

          INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

Each Fund is a separate series of Lindner Investments, and each is classified as an open-end diversified management investment company under the 1940 Act. The investment objectives of each Fund are described below. Differences in investment objectives and policies and practices among the Funds, differences in the degree of acceptable risk, tax considerations and the judgment of the portfolio manager are among the factors that can be anticipated to affect the investment return of each Fund. As a result of such differences, the performance results of each Fund may differ even though more than one Fund may utilize similar investment techniques. Each Fund's investment objective is a fundamental investment policy and may not be changed without the approval of the holders of a majority of the outstanding shares of each Fund, which is defined in the 1940 Act to mean the lesser of (a) 67% of the shares of the Fund at a meeting at which more than 50% of the shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

INCOME FUNDS

The primary investment objective of four Funds is the production of current income. In the case of the Dividend Fund and the Utility Fund, capital appreciation is a secondary objective and, although a factor in investment decisions, will be sought only in situations in which it is compatible with this primary objective. The investment objective of the High-Yield Bond Fund is to produce maximum current income. The Government Money Market Fund seeks to provide current income with emphasis on the preservation of capital and liquidity. These Funds are:

LINDNER DIVIDEND FUND. The Dividend Fund will invest in any or all of the following kinds of securities, named in order of preference, with each portfolio security designed to yield substantial investment income:
(1) Common stocks paying substantial dividends which the Adviser expects to be maintained or increased; (2) Preferred stocks or bonds convertible into common stock; (3) Other preferred stocks or bonds; (4) Debt securities issued or guaranteed by the United States or its agencies or instrumentalities; (5) Securities sold by companies or institutional investors in private placement transactions which qualify as "Rule 144A Securities"; and (6) Securities issued by real estate investment trusts ("REITs").

Under normal circumstances, dividend-paying common or preferred stocks will constitute at least 65% of the Dividend Fund's total assets. For temporary defensive purposes, however, investments in common stocks will be substantially reduced or eliminated when the Adviser considers market or economic conditions to be unfavorable for investment in common stocks. Preferred stocks may be reduced or eliminated when the Adviser expects long-term interest rates to increase. Under the circumstances described above, these stock investments will be replaced with bonds or other debt instruments whose interest rates and maturities are expected to provide optimum income consistent with some protection of principal. The Dividend Fund does not intend to purchase securities for short-term trading purposes, but it will make changes in its portfolio to improve income or appreciation, without regard to the length of time the security has been held.

In selecting bonds for investment, the Adviser weighs the current yield and yield to maturity against the issuer's financial condition and earnings, but is not limited as to investment quality. A portion of the Dividend Fund's assets are currently invested in high-yield, high-risk debt securities (commonly referred to as "junk bonds"). The Dividend Fund will not invest more than 35% of its

                                   B-2
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
total assets in junk bonds at any time, based upon market value at the time of investment. See "Risk Factors - Common Risks - High Risk/High Yield, Low-Rated Securities."

LINDNER UTILITY FUND. The Utility Fund will invest in any or all of the following kinds of securities, named in order of preference, with each portfolio security intended to yield substantial investment income over time: (1) Common stocks of domestic and foreign public utilities, including, but not limited to, gas, electric, telecommunications, cable television, water and energy utilities ("Utilities"); (2) Preferred stocks or bonds convertible into common stock issued by Utilities; (3) Other preferred stocks or bonds issued by Utilities; (4) Common stocks, preferred stocks and bonds convertible into common stock and other preferred stocks and bonds issued by companies other than utilities, including up to 35% of total assets in junk bonds if it believes that doing so will result in capital appreciation or produce income on idle cash; (5) Debt securities issued or guaranteed by the United States or its agencies or instrumentalities; and (6) Securities sold by companies or institutional investors in private placement transactions which qualify as Rule 144A Securities.

In accordance with its primary objective of producing current income, substantially all of the Utility Fund's investments will be income producing and, under normal circumstances, at least 65% of the Utility Fund's total assets will be invested in common or preferred stocks issued by Utilities. Under some circumstances, the Utility Fund may purchase securities not paying dividends or interest at the time of purchase in anticipation that the issuer of such securities will begin or resume the payment of dividends or interest, as the case may be, in the foreseeable future. For temporary defensive purposes, however, investments in common stocks may be substantially reduced or eliminated if the Adviser considers market or economic conditions to be unfavorable for investment in common stocks and investment in preferred stocks may be reduced or eliminated if the Adviser expects long-term interest rates to increase. Under the circumstances described above, these stock investments will be replaced with bonds or other debt instruments, including junk bonds (but only up to 35% of total assets), whose interest rates and maturities are expected to provide optimum income consistent with the protection of principal. Investments in high-yield debt securities made for temporary defensive purposes will generally emphasize those with short-term maturities in order to protect principal and reduce the Fund's exposure to the price volatility of these types of debt securities.

LINDNER HIGH-YIELD BOND FUND. To achieve its objective, the High-Yield Bond Fund invests primarily in high-yielding, high-risk corporate bonds and notes (often called "junk bonds"), which generally are unrated or carry lower ratings (Baa or lower by Moody's Investors Service, Inc. ("Moody's") or BBB or lower by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.("S&P")) than those assigned by S&P or Moody's to investment grade bonds and notes. The Fund may also invest a portion of its assets in debt securities not paying current income if the Adviser believes that interest, payments or dividends on such securities are likely to be restored in the future. Except for temporary defensive purposes, the Fund will invest at least 65% of the value of its assets in junk bonds. Consistent with its objective of producing maximum current income, the Fund may invest up to 20% of its total assets in common stocks, convertible or non-convertible preferred stocks, including non-investment grade preferred stock, and other securities having the characteristics of equity securities. Certain preferred stock issues may offer higher yields than similar bond issues because their rights are subordinated to the bonds. Consequently, such preferred stock issues will have a greater risk potential. Investments other than in junk bonds or such equity securities will be in short-term money market instruments, including certificates of deposit, commercial paper, securities issued, guaranteed or insured by the

                                   B-3
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
U.S. Government, its agencies and instrumentalities, and other income producing cash items. The Fund may invest up to 10% of its total assets in securities of foreign issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a U.S. company, and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to U.S. companies. Foreign debt securities and their markets may not be as liquid as U.S. securities and their markets. Securities of some foreign companies may involve greater market risk than securities of U.S. companies, and foreign brokerage commissions and custody fees are generally higher than in the United States.
Investments in foreign debt securities may also be subject to local economic or political risks, such as political instability of some foreign governments and the possibility of nationalization of issuers.

LINDNER GOVERNMENT MONEY MARKET FUND. The Government Money Market Fund seeks to achieve its objective by investing exclusively in United States dollar denominated obligations. The dollar-weighted average maturity of the Government Money Market Fund will not exceed 90 days, and all securities purchased will have a maturity of 397 days or less at the time of acquisition (except for securities underlying certain repurchase agreements and certain variable rate and floating rate instruments). Normally, the Government Money Market Fund will hold securities to maturity but may dispose of any instrument if the Adviser deems the action appropriate because of redemption requirements, reduction in credit quality, a reduction in the instrument's rating, or other reasons. Even though most securities are expected to be held to maturity, the fact that they will have maturities of 397 days or less will result in high portfolio turnover. The Government Money Market Fund seeks to maintain a constant $1.00 per share net asset value, although this cannot be assured.

The Government Money Market Fund will invest in short-term securities issued or guaranteed by the United States Government, its agencies and instrumentalities and in repurchase agreements secured by such securities. These include issues of the United States Treasury, such as bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government which are established under the authority of an Act of Congress. Issues of such agencies and instrumentalities may include, for example, securities issued by the Government National Mortgage Association, the Tennessee Valley Authority, the Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Student Loan Marketing Association. Some of these securities, such as U.S. Treasury bills, notes and bonds, are supported by the full faith and credit of the U.S. Treasury; others, such as obligations of the Federal National Mortgage Association, are not full faith and credit obligations of the U.S. Treasury but are supported to a limited extent by the discretionary authority of the U.S. Treasury to make loans to the issuer; and others, such as securities issued by the Federal Home Loan Banks, are sponsored by the U.S. Government but are supported only by the credit of the instrumentality itself. No assurance can be given that the U.S. Government would provide financial support to its sponsored instrumentalities if it is not obligated to do so by law. The Government Money Market Fund will invest in the securities of such an instrumentality only when it is satisfied that the credit risk with respect to such instrumentality is minimal. The Government Money Market Fund does not invest in obligations insured by the Federal Deposit Insurance Corporation.


In pursuit of its investment objective, the Government Money Market Fund may engage in repurchase agreement transactions, and may from time to time entirely comprise securities subject to repurchase agreements. Under the terms of a typical repurchase agreement, the fund will acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the holding period. Repurchase agreements are considered loans collateralized by the underlying securities. The Government Money Market Fund may enter into repurchase agreements with respect to its portfolio securities with brokers, dealers, and commercial banks, and will engage in such transactions only with institutions included on the Federal Reserve System's list of institutions, commonly referred to as "primary dealers", with whom the Federal Reserve open market desk will do business. The Government Money Market Fund will not invest more than 20% of its net assets in repurchase agreements with any one primary dealer. Under each repurchase agreement the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than 102% of their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Government Money Market Fund's ability to dispose of the underlying securities. The Adviser, acting under the supervision of the Trustees, reviews the credit-worthiness of institutions with whom the Government Money Market Fund enters into repurchase agreements to evaluate these risks, and also monitors the status of repurchase agreements to insure that the value of the collateral equals or exceeds 102% of the amount of the repurchase obligation and in the event of a shortfall takes such action as it deems appropriate (which may include a demand for additional collateral from the selling institution and will include such a demand if the value of the collateral has fallen below 100% of the amount of the repurchase obligation). This fund may also lend its portfolio securities to brokers, dealers, and financial institutions provided that cash or cash equivalent collateral, or letters of credit to the extent permitted by law, equal to at least 100% of the market value of the securities loaned, is maintained by the borrower. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Trust's Board of Trustees.

GROWTH FUNDS

The primary investment objective of four Funds is growth through capital appreciation. For each Fund, current income, although a factor in portfolio selection, is secondary to its primary objective. These Funds are:

LINDNER GROWTH FUND. The Growth Fund will invest substantially all its assets in common stocks or securities convertible into common stocks, without regard to quality or rating. Derivative securities, such as warrants, will not be purchased but may be retained if they are received as distributions from the issuers of securities held by the Growth Fund. The Growth Fund may also invest to a limited degree in (i) nonconvertible preferred stocks and debt securities without regard to quality or rating (but the Growth Fund will not invest more than 10% of its total assets in junk bonds at any time), (ii) Rule 144A Securities and (iii) securities issued by REITs. For temporary defensive purposes, when the Adviser considers market or economic conditions to be unfavorable to investments in common stocks, the Growth Fund may invest all or any portion of its assets for defensive purposes in short-term United States Government securities or other short-term debt securities, including junk bonds. Such unfavorable conditions particularly include interest rate levels or stock price-to-earnings ratios in excess of historical norms.

LINDNER MARKET NEUTRAL FUND. The investment objective of the Market Neutral Fund is long-term capital appreciation in both bull and bear markets while maintaining minimal exposure to general equity market risk by taking long positions in equity securities that the Adviser has identified as undervalued and short positions in such equity securities that the Adviser has identified as overvalued. The Market Neutral Fund will invest substantially all of its assets in (a) common stocks issued by U.S. companies and securities convertible into common stocks, without regard to quality or rating; (b) short positions in common stocks issued by U.S. companies and securities convertible into common stocks; (c) to a limited degree, non-convertible preferred stocks and debt securities without regard to quality or rating; (d) debt obligations issued by the United States Government, its agencies and instrumentalities; and (e) securities issued in unregistered private placements that may only be sold to qualified institutional investors ("Rule 144A Securities")

The Market Neutral Fund attempts to invest in securities of companies that the Adviser believes are individually undervalued or that are in industry groups or segments it believes to be undervalued or out of favor, and also to sell short securities of companies the Adviser believes individually to be overvalued or in industry groups or segments
it believes to be overvalued.   By taking long and short positions in
different securities with similar characteristics, the Market Neutral Fund attempts to cancel out the effect of the general stock market movements on the Fund's performance. The Adviser will determine the size of each long and short position in analyzing the tradeoff between the attractiveness of each position and its impact on the risk of the overall portfolio. The Fund seeks to construct a diversified portfolio that has minimal net exposure to the U.S. equity market generally and certain other risk factors.

The Market Neutral Fund's performance objective is to achieve a total return in excess of the total return on the 3-month U.S. Treasury Bill. The Market Neutral Fund's performance is not expected to correlate with the direction of any major U.S. stock market or any general stock market index. However, the Market Neutral Fund is different from an investment in 3-month U.S. Treasury Bills because U.S. Treasury Bills are backed by the full faith and credit of the U.S. Government, have a fixed rate of return and a short duration and have no risk of losing capital.

LINDNER/RYBACK SMALL-CAP FUND. The Small-Cap Fund intends to invest substantially all its assets in common stocks or securities convertible into common stocks, and will invest at least 65% of its total assets in companies with a market capitalization of not more than $750 million. Market capitalization means the total market value of a company's outstanding common stock.

The Small-Cap Fund may invest in any or all of the following kinds of securities: (1) Common stocks or securities convertible into common stocks; (2) Non-convertible preferred stocks or bonds without regard to quality or rating; (3) Debt securities issued or guaranteed by the United States or its agencies or instrumentalities; (4) Securities sold by companies or institutional investors in private placement transactions which qualify as Rule 144A Securities; and (5) Securities issued by REITs which are listed on a national securities exchange or eligible to be quoted in the Nasdaq Stock Market. Derivative securities, such as warrants, will not be purchased but may be retained if they are received as distributions from the issuers of securities held by the Small-Cap Fund. Under temporary market or economic conditions which the Adviser considers unfavorable to investments in common stocks, the Small-Cap Fund may invest all or any portion of its assets for defensive purposes in short-term United States government securities. As among the several categories of investments described above, the Small-Cap Fund may invest up to 20% of its assets in bonds and other forms of debt securities including junk bonds, if it believes that doing so will result in capital appreciation or income on idle cash. See "Risk Factors - Common Risks - High-Risk/High-Yield, Low-Rated Securities."

LINDNER INTERNATIONAL FUND. The International Fund intends to ordinarily invest at least 65% of its total assets in common stocks and securities convertible into or exchangeable for common stocks of companies that are organized and have their principal business activities and interests outside the United States. The International Fund will invest only in convertible securities that are rated "B" or better by Standard and Poor's Ratings Group or Moody's Investors Service, Inc. (or if unrated, those deemed by the Adviser to be of comparable quality). The International Fund will not invest more than 20% of total assets in convertible securities that are rated below investment grade or, if unrated, are deemed by the Adviser to be below investment grade (i.e., junk bonds), based on market value at the time of investment. The International Fund intends to be widely diversified across securities of many corporations located in three or more foreign countries. The International Fund will invest in emerging markets which may not yet fully reflect the potential of the developing economy.
There are no prescribed limits on geographic asset distribution and the International Fund has the authority to invest in securities traded in securities markets of any country in the world. In appropriate circumstances, such as when a direct investment by the International Fund in the securities of a particular country cannot be made, or when the securities of another investment company are more liquid than its underlying portfolio securities, the International Fund may, consistent with the provisions of the 1940 Act, invest in the securities of closed-end investment companies that invest in foreign securities. As a shareholder of another investment company, the International Fund may indirectly bear advisory and service fees that are in addition to the fees the International Fund pays to its Adviser and other service providers.

The International Fund intends to invest principally in the securities of financially strong companies that are believed to present opportunities for growth within expanding international economies and markets through increased earning power and improved utilization or recognition of assets. Investment may be made in equity securities of companies of any size, whether or not traded on a recognized securities exchange. It may invest in companies whose earnings are believed by the Adviser to be in a relatively strong growth trend, or in companies in which significant further growth is not anticipated but whose market value is thought by the Adviser to be undervalued. It may invest in small and relatively less well-known companies, which may have more restricted product lines or more limited financial resources than larger, more established companies and may be more severely affected by economic downturns or other adverse developments. Trading volume of these companies' securities may also be low and their market values volatile.

Although it is the policy of the International Fund to purchase and hold securities for capital appreciation, changes in the portfolio of the International Fund generally will be made whenever its portfolio manager believes they are advisable. Portfolio changes may result from liquidity needs, securities having reached a price or yield objective, anticipated changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. Because the investment changes usually will be made without reference to the length of time a security has been held, a significant number of short-term transactions may result.

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
To a limited extent, the International Fund may engage in short-term transactions if such transactions further its primary investment objective. The International Fund may sell one security and simultaneously purchase another of comparable quality or simultaneously purchase and sell the same security to take advantage of short-term differentials in bond yields or otherwise purchase individual securities in anticipation of relatively short-term price gains. The rate of portfolio turnover will not be a determining factor in the purchase and sale of such securities, and the portfolio turnover rate of the International Fund may exceed 100%, which is higher than most equity mutual funds. However, the Adviser does not expect the annual portfolio turnover rate of the International Fund to exceed 150%. To the extent short-term trading results in the realization of short-term capital gains, shareholders will be taxed on such gains at ordinary income tax rates. However, certain tax rules may restrict the International Fund's ability to sell securities in some circumstances when the security has been held for less than three months. Increased portfolio turnover necessarily results in correspondingly higher costs including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities, and may result in the acceleration of taxable gains.

For temporary defensive purposes, when the Adviser considers market or economic conditions to be unfavorable to investments in common stocks, the International Fund may invest all or any portion of its assets for defensive purposes in short-term United States government securities or in short-term foreign government, government agency and in other government entity securities as well as other investment grade short-term securities, including repurchase agreements.

INVESTMENT POLICIES AND RESTRICTIONS

Fundamental Investment Policies and Restrictions

The following investment policies and restrictions are matters of fundamental policy and may not be changed without the approval of the holders of the lesser of (a) 67% of the shares of the Fund at a meeting at which more than 50% of the shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

        1. Each Fund may borrow money from banks of up to 5% of net assets for temporary or emergency purposes, and not for investment leveraging. Each Fund, other than the Government Money Market Fund, may borrow money or issue senior securities and use such borrowings for investment purposes in amounts up to 33-1/3% of its total assets at the time of a borrowing (including the amounts borrowed), and pledge its assets to the extent required by any lender or holder of senior securities (including purchases of securities on margin). However, as a non-fundamental operating policy, the Board of Trustees has imposed a restriction on such borrowings of not more than 5% of a Fund's total assets. This operating restriction may be changed by the Board of Trustees without approval or action by the shareholders of the affected Fund or Funds.

        2. The Funds will not underwrite securities of other issuers, except when a Fund may be deemed to be an underwriter as defined in the Securities Act of 1933 in connection with the disposition of a restricted security or a Rule 144A security.

        3. None of the Funds will invest more than 25% of its total assets in securities issued by companies in the same industry, except that the Utility Fund under normal circumstances will invest at least 65% of its total assets in securities issued by Utilities, and the Dividend Fund may invest up to 40% of its total assets in securities issued by electric and gas utilities.

        4. None of the Funds will purchase or sell commodities or commodity contracts.

        5. None of the Funds will purchase or sell interests in real estate (including limited partnership interests) or interests in real estate mortgage loans, except that each Fund other than the Utility Fund and the Government Money Market Fund may invest up to 15% of its total assets in securities representing interests in real estate investment trusts ("REITs") whose shares are listed for trading on a national securities exchange or eligible to be quoted in the Nasdaq Stock Market.

        6. The Funds will not make loans to other persons, other than loans of portfolio securities. For purposes of this restriction, the purchase of notes, bonds or other evidence of indebtedness, or the entry into repurchase agreements are not considered loans.

        7. None of the Funds will purchase illiquid securities in excess of 15% of net assets (10% of net assets in the case of the Government Money Market Fund) at the time of purchase, or securities whose sale would not be permitted without registration under the Securities Act of 1933 (the "1933 Act"), other than securities qualifying as Rule 144A Securities under the 1933 Act. For purposes of this restriction, illiquid securities include indebtedness of companies originally incurred in connection with a loan from a bank, insurance company or other financial institution, mortgage derivative Interest Only securities and repurchase agreements with maturities of more than seven days.

        8. The Dividend Fund, Growth Fund, Utility Fund, Small-Cap Fund, Market Neutral Fund and International Fund will not invest more than 25% of their total assets in Rule 144A Securities, and the High-Yield Bond Fund will not invest more than 15% of its total assets in Rule 144A Securities. The Government Money Market Fund will not invest in Rule 144A Securities.

        9. None of the Funds will purchase securities of any issuer if immediately thereafter more than 5% of its total assets at market would be invested in the securities of any one issuer, other than the U.S. Government, its agencies or instrumentalities.

Operating (Non-Fundamental) Investment Policies and Restrictions

The following investment policies and restrictions have been approved by the Board of Trustees as operating policies, which mean that the Board of Trustees may change any or all of these policies without a vote or approval by the shareholders of the Fund or Funds affected by the policy or restriction:

        1. None of the Funds other than the Market Neutral Fund will make short sales of securities unless at the time of such short sale the Fund owns or has the right to acquire, as the result of the ownership of convertible or exchangeable securities or a pending merger or acquisition (and without payment of additional consideration) an approximately equal amount of such securities that it will retain so long as the Fund is in a short position. If such a pending merger or acquisition does not occur, or if a Fund disposes of such convertible or exchangeable securities, the Fund will cover the short position at the soonest possible time consistent with prudence. The Market Neutral Fund intends to make short sales even if it does not own or have the right to acquire the underlying security.

        2. None of the Funds other than the Market Neutral Fund will purchase put or call options or any combinations thereof.

COMMON INVESTMENT TECHNIQUES AND TYPES OF SECURITIES

HIGH-RISK, HIGH-YIELD, LOWER-RATED DEBT SECURITIES ("JUNK BONDS"). All of the Funds other than the Government Money Market Fund anticipate that a portion of their assets will be invested in lower-rated, high-yield/high-risk securities rated BB or lower by S&P or Ba or lower by Moody's that have poor protection of payment of principal and interest. See the Appendix to the Prospectus for a description of these ratings. These securities often are considered to be speculative and to involve greater risk of default or price changes due to changes in the issuer's credit-worthiness. Market prices of these securities may fluctuate more than higher-rated debt securities and may decline significantly in periods of general economic difficulty which may follow periods of rising rates. While the market for junk bonds has been in existence for many years and has weathered previous economic downturns, the market has experienced an increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the junk bond market, especially during periods of economic recession. These junk bonds are subject to certain risks that may not be present with investments in higher grade securities, including the following:

        * Youth and Growth of High Yield Bond Market. Recently, many issuers have been affected by adverse economic and market conditions. It should be recognized that an economic downturn is likely to have a negative effect on the junk bond market and on the value of junk bonds held by the Funds, as well as on the ability of the issuers to repay principal and interest on their borrowings.

        * Sensitivity to Interest Rate and Economic Changes. Although prices of junk bonds may be less sensitive to interest rate changes than higher-rated investments, junk bonds are generally more sensitive to adverse economic changes or individual corporate developments. During a strong economic downturn or a substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. Accordingly, there could be a higher incidence of default. This would adversely affect the value of junk bonds and a Fund's net asset value. In addition, if the issuer of a security defaulted, the Funds might incur additional expenses to seek recovery. Periods of economic uncertainty also increase volatility of market prices of junk bonds and a Fund's resulting net asset value.

        * Payment Expectations. Generally, when interest rates rise, the value of bonds, including junk bonds, tends to decrease; when interest rates fall, the value of bonds tends to increase. If an issuer of a high-yield security containing a redemption or call provision exercises either provision in a declining interest rate market, the Funds would have to replace the security, which could result in a decreased return for holders of shares in the Funds. Conversely, if a Fund were to experience unexpected net redemptions in a rising interest rate market, they might be forced to sell certain securities, regardless of investment merit. This could result in decreasing the assets to which a Fund's expenses could be allocated and a reduced rate of return for the Fund.

        * Liquidity and Valuation. Junk bonds are typically traded among a smaller number of broker-dealers rather than in a broad secondary market. Purchasers of junk bonds tend to be institutions, rather than individual investors, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many junk bonds may not be as liquid as higher-grade bonds. The ability of a Fund to value or sell junk bonds will be adversely affected to the extent that such securities are thinly traded or illiquid. During such periods, there may be less reliable objective information available and, therefore, the responsibility of the Trust's Board of Trustees to value junk bonds becomes more difficult, with judgment playing a greater role.

Since the risk of default is higher for junk bonds, the Adviser's research and credit analysis are an integral part of managing securities of this type that are held by the Funds. In considering investments for the Funds, the Adviser attempts to identify those issuers of junk bonds whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer. In addition, the Funds may chose, at their expense or in conjunction with others, to pursue litigation or otherwise exercise their rights as holders of debt securities if they determine this course of action to be in the best interest of their shareholders.

FOREIGN INVESTMENTS. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S.
markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

Foreign investing also involves political and economic risks. Foreign investments may be adversely affected by actions of foreign governments, including exploration or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency in to U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. No assurance can be given that the Adviser will be able to anticipate or counter these potential events.

These risks generally are magnified by investments in developing countries. Developing countries may have relatively unstable governments, economies based only a few industries, and securities markets that trade a small number of securities. The Funds may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. American Depository Receipts and European Depository Receipts ("ADRs" and "EDRs") are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a banker or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies. For example, any of the Funds other than the Government Money Market Fund may, and currently the International Fund and the Utility Fund intend to invest in securities issued by companies organized under the laws of the Russian Federation ("Russia"), either by purchasing such securities directly, by purchasing ADRs or EDRs, or by purchasing fractional undivided interests in offshore trusts that invest in such securities. There are additional risks associated with investing in securities of Russian issuers, including the lack of available financial information which has been prepared and audited in accordance with U.S. or Western European accounting principles and auditing standards, the extremely volatile and often illiquid nature of the secondary market for Russian securities, the lack of any modern system of certification for Russian securities and the somewhat precarious "book entry" system that exists for recording ownership of Russian securities (which may adversely effect a person's ability to prove ownership of good title to Russian securities), and the potential for unfavorable action by the Russian government or any of its agencies or political subdivisions with respect to investments in Russian securities by or for the benefit of foreign (i.e., non-Russian) entities.

Under normal circumstances, the International Fund expects to invest at least 65% of its total assets in foreign securities. For the Utility Fund, holdings in foreign securities will be limited to 35% of total assets, including a limit of 10% of total assets in securities primarily traded in the markets of any one country. As operating policies, the Growth Fund and the Small-Cap Fund may invest up to 25% of total assets in foreign securities, and the High-Yield Bond Fund may invest up to 10% of total assets in foreign securities; however, these limitations are not fundamental policies and may be changed without the consent of the holders of the majority of the Fund's outstanding voting securities.

SECURITIES LENDING. Each of the Funds, other than the Utility Fund and the Government Money Market Fund, may lend securities to parties such as broker-dealers, banks, or institutional investors. The Funds will retain ownership of the securities loaned and, at the same time will earn additional income. Because there may be delays in the recovery of securities loaned, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties whose credit-worthiness is deemed satisfactory by the Adviser. In addition, securities loans will only be made if, in the judgment the Adviser, the consideration to be earned from such loans would justify the risk. The Utility Fund and the Government Money Market Fund may not lend portfolio securities to others.

The Adviser understands that it is the current view of the SEC staff that the Funds may engage in securities loan transactions only under the following conditions: (1) the Funds must receive 100% collateral in the form of cash, cash equivalents (e.g., U.S. Treasury bills or notes) or other high grade liquid debt instruments from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) exceeds the value of the collateral; (3) after giving notice, the Funds must be able to terminate the loans at any time; (4) the Funds must receive reasonable interest on the loans or flat fees from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loans and to any increase in market value; (5) the Funds may pay only reasonable custodian fees in connection with the loans; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loans or by entering into alternative arrangements with the borrower. Cash received through loan transactions may be invested in any security in which the Funds are authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market risks.

LEVERAGE. As described above, each Fund other than the Government Money Market Fund has the ability to borrow money and use the borrowings for investment purposes ("leverage"). Leveraging creates an opportunity for increased net income and capital appreciation but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of a Fund's shares and in the yield on a Fund's portfolio. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leveraging will create interest expense for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed monies is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to stockholders as dividends will be reduced.

Borrowing may not exceed the limits established from time to time by the Board of Trustees. If, due to market fluctuations or other reasons, a Fund must sell securities to repay borrowings, the Fund may have to do so at a time when it is disadvantageous.

ILLIQUID INVESTMENTS. Each Fund other than the Government Money Market Fund may invest a portion of assets in illiquid investments. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of investments and, through reports from the Adviser, the Board monitors trading activity in illiquid investments.
In determining the liquidity of investments, the Adviser may consider various factors, including (i) the frequency of trades and quotations,
(ii) the number of dealers and prospective

purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features), and (v) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the investment). Investments currently considered to be illiquid include over-the-counter options, non-government stripped fixed-rate mortgage-backed securities, Interest Only mortgage derivative securities and any other restricted or foreign securities determined by the Adviser to be illiquid. However, with respect to any OTC options that the Bulwark Fund writes, all or a portion of the value of the underlying instrument maybe illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Bulwark Fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Board of Trustees. If through a change in values, net assets, or other circumstances, a Fund were in a position where more than the permitted percentage of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

REPURCHASE AGREEMENTS.  The Funds may invest in repurchase agreements.
A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally by a bank or dealer) to repurchase that security back from the fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. The repurchase agreement is effectively secured by the value of the underlying security. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market.
In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. As an operating policy, the Funds will not invest in repurchase agreements maturing in more than seven days.

SHORT SALES. The Market Neutral Fund will seek to neutralize the exposure of its long equity positions to general equity market risk and to realize additional gains through shorts sales. Short sales are transactions in which the Market Neutral Fund sells a security it does not own in anticipation of a decline in the value of that security relative to the long positions held by the Market Neutral Fund. To complete such a transaction, the Market Neutral Fund must borrow the security to make delivery to the buyer. The Market Neutral Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Market Neutral Fund. Until the security is replaced, the Market Neutral Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Market Neutral Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Market Neutral Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Market Neutral Fund also will incur transaction costs in effecting short sales.

Short sales have certain special risks associated with them. For example, the Market Neutral Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Market Neutral Fund replaces the borrowed security. There can be no assurance that the Market Neutral Fund will be able to close out the position at any particular time or at an acceptable price. The Market Neutral Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Market Neutral Fund may be required to pay in connection with a short sale. Although the Fund's gain is limited to the amount at which it sold a security short, less the price of the borrowed security, the Fund's loss is potentially unlimited, since the price of a security sold short could theoretically rise indefinitely.

Until the Market Neutral Fund replaces a borrowed security in connection with short sales, the Market Neutral Fund will: (a) maintain daily a segregated account containing cash or U.S. Government securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position.

In addition, the Dividend Fund, Growth Fund, Small-Cap Fund, Utility Fund, International Fund and the Market Neutral Fund also may make short sales "against the box," which occurs when a security identical to one owned by the Fund is borrowed and sold short. If a Fund enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. A Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund also may terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the underlying prices do not rise sufficiently to offset the cost of the option.

WRITING PUT AND CALL OPTIONS. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the

option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to segregate assets to cover its position.

If the underlying prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer also will profit, because it should be able to close out the option at a lower price. If the underlying prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates a Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if the underlying prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in the underlying price increases.

COMBINED POSITIONS. A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of its other investments.

LIQUIDITY OF OPTIONS. No assurance can be given that a liquid secondary market will exist for any particular options at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying security's current price. In addition, exchanges may establish daily price fluctuation limits for options, and may halt trading if an option's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for an option is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Fund to continue to hold a position until expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions also could be impaired.

OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (i.e., options not traded on exchanges) ("OTC options"), generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. The risk of illiquidity also is greater with OTC options, since these options generally can be closed out only by negotiation with the other party to the option.

ASSET COVERAGE FOR OPTIONS POSITIONS. A Fund must comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures by mutual funds, and if the guidelines so require will segregate cash and appropriate high-grade liquid debt assets in the amount prescribed. Segregated securities cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

GENERAL

There is no assurance that a Fund will meet its investment objective or that there will not be substantial losses in any given investment. Also, at anytime, the value of a Fund's shares may be more or less than an investor's cost. Under normal circumstances, each Fund's portfolio turnover rate is anticipated to be less than 75% per year, except that the International Fund is expected to exceed 100% per year (but the Adviser does not expect this rate to exceed 150% per year).

                      MANAGEMENT OF THE TRUST

The Officers and Trustees of the Trust are listed below, together with information regarding their principal business occupations during at least the past five years and their ages. Each of the Trustees of the Trust was elected as a trustee at the inception of the Trust in 1993 and has served continuously since that date. Trustees who are "interested persons" of the Trust, as defined in Section 2(a)(19) of the 1940 Act, are indicated with an asterisk.


                            POSITION(S)
                            HELD WITH      PRINCIPAL OCCUPATION(S)
NAME, AGE AND ADDRESS       THE TRUST      DURING PAST FIVE YEARS
---------------------       ---------      ----------------------
Doug T. Valassis*, 46       Chairman       Chairman and Trustee of the Trust.  Chairman, a
520 Lake Cook Road          of the         Director and Treasurer of the Adviser since 1993.
Suite 380                   Board and      President of Franklin Enterprises, Inc., a private
Deerfield, IL 60015         Trustee        investment firm, for more than five years.

Eric E. Ryback*, 46         President      President and Trustee of the Trust. President and
7711 Carondelet Ave.        and Trustee    a Director of the Adviser since 1993. Prior to
Suite 700                                  1993, Mr. Ryback was Vice President of Lindner
St. Louis, MO 63105                        Fund, Inc. ("LFI") and Lindner Dividend Fund, Inc.
                                           ("LDFI") and Vice President of Lindner Management
                                           Corporation ("LMC"), the investment adviser to LFI
                                           and LDFI.

Brian L. Blomquist, 39      Admin. Vice    Executive Vice President of Adviser since 1995 and
7711 Carondelet Ave.        President,     Assistant Secretary of Adviser since 1994.  Prior
Suite 700                   Secretary and  to 1993, Mr. Blomquist served as Vice President--
St. Louis, MO 63105         Treasurer      Operations and Secretary of LFI and LDFI.

Robert L. Byman, 53         Trustee        Partner in the law firm of Jenner & Block, Chicago,
Jenner & Block                             Illinois, for more than five years.
One IBM Place
Chicago, IL 60611

Terrence P. Fitzgerald, 43  Trustee        Vice President, Development Director, The Mills
2407 Stryker Avenue                        Corporation, since 1996.  Senior counsel, The May
Vienna, VA 22181                           Department Stores from 1993 until 1995.

Marc P. Hartstein, 45       Trustee        Director--Industry Development of Anheuser-Busch,
3 Middlebrook Lane                         Inc.  Also owns Hart Communications, a research
St. Louis, MO 63141                        strategic planning and image development firm.


                                   B-18

Peter S. Horos, 50          Trustee        Investment Manager, Allstate Life Insurance
All State                                  Company, Northbrook, Illinois, for more than five
3075 Sanders Road                          years.
Northbrook, IL 60062

Donald J. Murphy, 55        Trustee        President of Murcom Financial, Ltd., a private
141 Jackson Blvd.                          investment firm, for more than five years.
Chicago, IL  60604

Dennis P. Nash, 47          Trustee        Vice President, Nellis Feed Company, a feed
Nellis Feed Company                        ingredient broker, for more than five years.
899 Skokie Blvd.
Northbrook, IL 60062


COMPENSATION

     During the fiscal year ended June 30, 1998, Trustees of Lindner Investments received the following compensation from the Trust, which is the only group of mutual funds managed by the Adviser:

                                              AGGREGATE REMUNERATION
     NAME AND CAPACITY IN WHICH               RECEIVED FROM THE TRUST
     REMUNERATION WAS RECEIVED               WITH RESPECT TO ALL FUNDS
     -------------------------               -------------------------
     Robert L. Byman, Trustee                        $12,125
     Terrence P. Fitzgerald, Trustee                  10,900
     Marc P. Hartstein, Trustee                       12,125
     Peter S. Horos, Trustee                          12,125
     Donald J. Murphy, Trustee                        12,125
     Dennis P. Nash, Trustee                          12,125
     Eric E. Ryback, Trustee and President                 0
     Doug T. Valassis, Trustee and Chairman                0

There are no pension or retirement benefit plans or programs in effect for Trustees of the Trust. No officers of the Trust receive any remuneration from the Trust.

        CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Shareholders of each Fund will vote by series except as otherwise required by the 1940 Act. Matters affecting an individual series include, but are not limited to, the investment objectives, policies and restrictions of that series. Shares have no subscription, preemptive or conversion rights. Shares do not have cumulative voting rights when voting on the election of Trustees. Therefore, the holders of more than 50% of the aggregate number of shares of all series of the Trust may elect all the Trustees. The shares of each Fund other than the Government Money Market Fund are divided into two Classes. Each share has one vote and shareholders will vote in the aggregate and not by Class, except as to any matter that affects only one Class of shares or as otherwise required by law. Only holders of Institutional Shares will be entitled to vote on matters relating to the Trust's Distribution Plan.

At December 31, 1998, no person beneficially owned, either directly or indirectly, more than 25% of the voting securities of the Trust or any Fund, nor had the Trust or any Fund or any other person acknowledged or asserted the existence of control over the Trust or any Fund, nor had there been any adjudication under the 1940 Act that control over the Trust or any Fund exists. In addition, at December 31, 1998, no person owned of record or was known by the Trust to own of record or beneficially 5% or more of any series of the Trust.

At December 31, 1998, the officers and Trustees of the Trust, as a group, owned the following amounts of shares in each Fund:

                                             NO. OF
        NAME OF FUND                         SHARES             % OF TOTAL
        ------------                         ------             ----------
        Lindner Dividend Fund--
          Investor Shares                  104,904 shs.            0.19%
          Institutional Shares                   0 shs.             0.0%
        Lindner Growth Fund--
          Investor Shares                  143,206 shs.            0.36%
          Institutional Shares                   0 shs.             0.0%
        Lindner Utility Fund
          Investor Shares                   11,000 shs.            0.46%
          Institutional Shares                   0 shs.             0.0%
        Lindner Bulwark Fund
          Investor Shares                   29,153 shs.            0.61%
          Institutional Shares                   0 shs.             0.0%
        Lindner/Ryback Small-Cap Fund
          Investor Shares                  110,683 shs.            1.87%
          Institutional Shares                   0 shs.             0.0%
        Lindner International Fund
          Investor Shares                   38,458 shs.           14.05%
          Institutional Shares                   0 shs.             0.0%
        Lindner High-Yield Bond Fund
          Investor Shares                   20,239 shs.            9.64%
          Institutional Shares                   0 shs.             0.0%
        Lindner Government Money
        Market Fund
          Investor Shares                  491,741 shs.            1.00%

              INVESTMENT ADVISORY AND OTHER SERVICES

CONTROLLING PERSONS

The Funds' Adviser, Ryback Management Corporation, is controlled by The George F. Valassis Stock Trust and certain other trusts established for the benefit of Mr. Valassis's family members (collectively, the "Valassis Trusts"), which as of December 31, 1998, held 52% of the voting securities of the Adviser. Mr. Doug T. Valassis is a co-Trustee of the Valassis Trusts and serves as the Chairman of the Board of Directors of the Adviser. The other co-Trustees of the Valassis Trusts are Edward W. Elliott, Jr., and D. Craig Valassis. Mr. Doug Valassis and Mr. Elliot each own


6.5% of the common stock of the Adviser. Certain officers of the Trusts also serve as officers of the Adviser. See "Management of the Trust".

SERVICES PROVIDED BY ADVISER

Under the Advisory Contracts and the Administration Agreements, the Adviser provides each Fund with investment advisory services, office space, and personnel, and pays the salaries and fees of the Trust's officers and Trustees who are "interested persons" of the Trust and all personnel rendering clerical services relating to the investments of each Fund. The Adviser also pays all promotional expenses of the Trust, including the printing and mailing of the prospectus to people who are not current shareholders. The Trust pays all other costs and expenses including interest, taxes, fees of Trustees who are not "interested persons" of the Trust, other fees and commissions, administrative expenses directly related to the issuance and redemption of shares (including expenses of registering or qualifying shares for sale in each state), charges of custodians, transfer agents, and registrars, the costs of printing and mailing reports and notices to shareholders, auditing services and legal services, and other expenses not expressly assumed by the Adviser.


INVESTMENT COMMITTEE

Since February 1999, portfolio investments for all of the Lindner funds other than the Government Money Market Fund are being managed by an Investment Committee established by the Ryback Management Board of
Directors. No one person is primarily responsible for making investment recommendations to this Investment Committee. The present members of the Investment Committee are Doug T. Valassis, Eric E. Ryback and
Mark T. Finn. Mr. Valassis has been the Chairman and a Trustee of the Trust since its inception in 1992, a director and the Treasurer of the Adviser since its inception in 1993, and President of Franklin Enterprises, Inc., a private investment firm, for more than five years. Mr. Ryback has been President and a Trustee of the Trust since its inception in 1992 and President and a Director of the Adviser since its inception in 1993. Mr. Finn has been the Chairman of Vantage Consulting Group, Inc., an investment consulting firm, since 19__, and the ____________ of Delta Financial, Inc., a registered investment adviser, since 19__, and he has also served as a Trustee for CitiFunds, a family of mutual funds sponsored by Citibank, N.A., since 19__.


ADVISER COMPENSATION

DIVIDEND FUND

The Advisory Contract for the Dividend Fund requires payment of a quarterly fee to the Adviser at the annualized rate of 7/10 of 1% of the average net assets of the Dividend Fund not in excess of $50 million, 6/10 of 1% of the Dividend Fund's average net assets in excess of $50 million and up to $200 million and 5/10 of 1% of the Dividend Fund's average net assets in excess of $200 million. For purposes of computing the quarterly fee, the Dividend Fund's average net assets are calculated by dividing the sum of the Dividend Fund's net assets at the beginning and end of each month in the fiscal quarter by six. For the fiscal years ended June 30, 1998, 1997 and 1996, the Dividend Fund paid advisory fees of $9,220,306, $11,332,992 and $10,705,343, respectively.

GROWTH FUND

The Advisory Contract for the Growth Fund requires payment of a basic fee to the Adviser of 0.7% per annum of the first $50 million of average net assets of the Growth Fund, plus 0.6% of the next $350 million and 0.5% of the excess over $400 million, subject to increase or decrease (performance bonus or penalty) depending on the Growth Fund's investment performance compared with the investment record of the Russell 2000 Index. Investment performance of the Growth Fund means the sum of the change in its net asset value during the fiscal year and the value of dividends and capital gains distributions per share accumulated to the end of the fiscal year, expressed as a percentage of net asset value per share at the beginning of the fiscal year. In computing the investment performance of the Growth Fund and the investment record of the Index, distributions of realized capital gains by the Growth Fund, dividends paid by the Growth Fund out of its investment income, and all cash distributions of the Companies whose stocks comprise the Russell 2000 Index, are treated as reinvested.

                          FEE SCHEDULE FOR GROWTH FUND
     IF THE GROWTH FUND'S             FIRST $50      NEXT $350      EXCESS OVER
     PERFORMANCE EXCEEDS THE          MILLION        MILLION        $400 MILLION
     INDEX BY:                        OF ASSETS      OF ASSETS      OF ASSETS
     ---------                        ---------      ---------      ---------
      more than 12%                      0.9%           0.8%           0.7%
      more than 6% but less than 12%     0.8%           0.7%           0.6%
      less than 6%                       0.7%           0.6%           0.5%

     IF THE GROWTH FUND'S
     PERFORMANCE FALLS BELOW
     THE INDEX BY:
      less that 6%                       0.7%           0.6%           0.5%
      more than 6% but less that 12%     0.6%           0.5%           0.4%
      more than 12%                      0.5%           0.4%           0.3%

The maximum fee possible, assuming maximum performance, is 0.9% of the first $50 million of average net assets, 0.8% of the next $350 million, and 0.7% of the excess over $400 million. The smallest fee possible, assuming poorest performance, is 0.5% of the first $50 million of average net assets, 0.4% of the next $350 million, and 0.3% of the excess over $400 million. The basic fee may be increased or decreased, in accordance with the foregoing formula, during a particular year despite the fact that (1) there may be no change in the Index, if there is an increase or decrease in the net asset value per share of the Growth Fund of at least 6%, or (2) there may be no change in the net asset value per share of the Growth Fund, if there is an increase or decrease in the Index of at least 6%. The Growth Fund's average net assets is the sum of the net assets exclusive of any accrued performance bonus or penalty at the beginning and end of each month of the fiscal year, divided by twenty-four. The net fee is accrued monthly. In partial payment of amounts so accrued, the Adviser is entitled to receive quarterly installments of 1/10 of 1% of average net assets toward the annual fee, subject to the foregoing expense limitation applied on a quarterly basis; the excess, if any, of the annual fee over the quarterly installments is payable annually, within thirty days after receipt of the Accountant's Report for the Growth Fund's fiscal year. For the fiscal years ended June 30, 1998, 1997 and 1996, the performance index used to calculate the advisory fee payable to the Adviser by the Growth Fund was the Standard & Poor's 500 Stock Composite Index, and during those years the Growth Fund paid advisory fees of $4,500,581 (after reduction by a performance penalty of $2,700,692), $4,861,169 (after reduction by a performance penalty of $2,939,360) and $7,577,725, respectively.

For both the Dividend Fund and the Growth Fund, the Adviser is required to reimburse the Fund for any excess of annual operating and management expenses, exclusive of taxes and interest but including the Adviser's compensation, over 1-1/2% of the first $30,000,000 of the Fund's average net assets plus 1% of average net assets in excess of $30,000,000 for any fiscal year. Any excess over the expense limitation is paid by the Adviser monthly.

UTILITY, MARKET NEUTRAL, SMALL-CAP, INTERNATIONAL, HIGH-YIELD BOND AND GOVERNMENT MONEY MARKET FUNDS

The Advisory Contract for the Utility Fund and the Small-Cap Fund require payment of a monthly fee to the Adviser equal to 1/12th of the sum of the products obtained by multiplying (i) the average daily net assets of each Fund not in excess of $50,000,000 by 0.7%; the average daily net assets of the applicable Fund in excess of $50,000,00 but not in excess of $200,000,000 by 0.6%; and the

average daily net assets of the applicable Fund in excess of $200,000,000 by 0.5%. For purposes of these calculations, daily net assets of each Fund are averaged for each calendar month.

The Advisory Contracts for the Market Neutral Fund and the International Fund require payment of a fee to the Adviser at the annual rate of 1.0% of the average daily net assets of each such fund, calculated and paid on a monthly basis.

The Advisory Contract for the High-Yield Bond Fund requires payment of a fee to the Adviser that is computed daily and payable monthly at the annual rate of 0.80% of the High-Yield Bond Fund's average daily net assets.

The Advisory Contract for the Government Money Market Fund requires payment of a fee to the Adviser that is computed daily and payable monthly at the annual rate of 0.15% of the Government Money Market Fund's average daily net assets. Under each Advisory Contract for these Funds, the Adviser is required to reimburse each Fund for any excess of annual operating and management expenses relating to each Fund, exclusive of taxes and interest but including the Adviser's compensation, over the most stringent expense limitation imposed by state law or regulation for any fiscal year. Any excess over the expense limitation is paid by the Adviser monthly.

The following table summarizes the advisory fees paid by the Funds during the fiscal years ended June 30, 1998, 1997 and 1996, except as noted. No expense reimbursement has been required of the Adviser for the fiscal year ended June 30, 1998, and the Adviser reimbursed the International Fund $14,225 during the fiscal year ended June 30, 1997.

                                                 FISCAL YEAR ENDED JUNE 30,
                                          --------------------------------------
     FUND NAME                              1998         1997             1996
     ---------                              ----         ----             ----
     Lindner Utility Fund                 $313,257     $271,898         $162,566
     Lindner Market Neutral Fund           443,278      805,475          441,232
     Lindner/Ryback Small-Cap Fund         315,917      110,953           54,714
     Lindner International Fund             37,849       25,886<F1>        6,324
     Lindner High-Yield Bond Fund<F2>        2,025          n/a              n/a
     Lindner Government Money Market Fund   61,946       54,669<F3>          n/a

     ------
     <F1> Net of expense reimbursement.
     <F2> April 13, 1998 to June 30, 1998.
     <F3> July 6, 1996 to June 30, 1997.

SUBADVISER (GOVERNMENT MONEY MARKET FUND)

The Adviser has entered into a Subadvisory Agreement with Star Bank, N.A. (the "Subadviser"), a national banking association. Under the Subadvisory Agreement, it is the responsibility of the Subadviser to make investment decisions for the Government Money Market Fund and to place the purchase and sale orders for the portfolio transactions of that fund, subject to the supervision of the Adviser and the Board of Trustees of the Trust. As compensation for these services, the Adviser pays a fee to the Subadviser that is computed daily and payable monthly, at an annual rate of 0.10% of the first $250,000,000 of the Fund's average net assets and at an annual rate of 0.08% of the Government Money Market Fund's assets in excess of $250,000,000. The Subadviser was

founded in 1863 and is the largest bank and trust organization of StarBanc Corporation. Star Bank's expertise in trust administration, investments and estate planning ranks it among the most predominant trust institutions in Ohio, with assets of $54.7 billion as of August 31, 1998. Star Bank has managed commingled funds since 1957. As of August 31, 1998, Star Bank managed 13 mutual funds having a market value in excess of $2.7 billion. As a part of its regular banking operations, Star Bank may make loans to public companies. Thus, it may be possible from time to time for the Fund to hold or acquire securities of companies that are also borrowing clients of Star Bank. Both the Adviser and the Subadviser believe that any such relationship will not be a factor in the selection of portfolio securities for the Fund. The Subadviser's business address is 425 Walnut Street, Cincinnati, Ohio 45202.

EFFECT OF BANKING LAWS. The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the federal Bank Holding Company Act of 1956, as amended, or any affiliate of such a bank holding company, from sponsoring, organizing or controlling a registered open-end investment company continuously engaged in the issuance of its shares, and from issuing, underwriting, selling or distributing securities in general. Such laws and regulations do not prohibit such a bank holding company or its affiliates from acting as an investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such an investment company as agent for and upon the order of their customers. The Subadviser is subject to such laws and regulations.

The Subadviser believes that it may perform subadvisory services for the Government Money Market Fund without violating the Glass-Steagall Act or other applicable banking laws or regulations. Changes in either federal or state laws and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of laws and regulations, could prevent the Subadviser from continuing to perform all or a part of these services. In such event, changes in the operations of the Government Money Market Fund may occur, and the Board of Trustees of the Trust would then consider alternative arrangements with another subadviser and other means of continuing available investment services.

TRANSFER AGENT

Pursuant to the Agency Agreements, Ryback Management maintains shareholder records and keeps such accounts, books, records, or other documents as the Funds are required to keep under federal or state laws. Ryback Management also acts as stock registrar and dividend disbursing agent, issues and redeems the Funds' shares, mails the Funds' prospectuses and proxy statements to the Funds' shareholders, and disburses dividend payments. Effective December 1, 1998, as compensation for these services, Ryback Management is paid a fee of $11.00 per shareholder account per year for each Fund other than the Government Money Market Fund, and is paid a fee of $10.00 per shareholder account per year in the case of the Government Money Market Fund. These agreements permit Ryback Management to engage the services of sub-agents that may be required to facilitate the distribution of shares and record keeping for shareholder accounts maintained in "street name" with brokers, and Ryback Management has entered into a sub-transfer agency agreement with State Street Bank and Trust Company for such services. The fees and expenses of State Street Bank and Trust Company are paid by the Trust.

The Agency Agreements may be terminated by the Funds or Ryback Management upon 60 days' notice. The Agency Agreements are also automatically terminated if either of them (1) is not approved by a majority of the Trust's trustees and a majority of the Trust's disinterested trustees upon the annual renewal date of the Agreement, or
(2) is assigned in whole or in part by Ryback Management. If either Agency Agreement is terminated for either of the foregoing reasons, the Trust's trustees will cause the Funds to enter into a stock transfer and dividend disbursing agency agreement with an unrelated party upon such terms and conditions as can be obtained at that time.

The following table summarizes the fees paid by the Funds (including the predecessor funds to the Dividend Fund and the Growth Fund) under the Agency Agreement during the fiscal years ended June 30, 1998, 1997 and 1996, except as noted:

                                                    FISCAL YEAR ENDED JUNE 30,
                                            -----------------------------------------
     FUND NAME                                1998              1997           1996
     ---------                                ----              ----           ----
     Lindner Dividend Fund                  $534,860         $680,117        $706,160
     Lindner Growth Fund                     398,720          468,020         510,148
     Lindner Utility Fund                     20,962           20,099          14,267
     Lindner Market Neutral Fund              18,668           23,692          16,103
     Lindner/Ryback Small-Cap Fund            19,377            7,159           4,628
     Lindner International Fund                3,303            2,190             690
     Lindner High-Yield Bond Fund                385<F1>          n/a             n/a
     Lindner Government Money Market Fund     11,899            9,217<F2>         n/a

     ------
     <F1> April 13, 1998 to June 30, 1998.
     <F2> July 6, 1996 to June 30, 1997.

ADMINISTRATOR

Ryback Management is the administrator of the High-Yield Bond Fund and the Government Money Market Fund and as such it administers that fund's corporate affairs. The Administrative Services Agreements between these Funds and Ryback provide for compensation to Ryback equal to 0.20% per year of the each Fund's average daily net assets. The following table summarizes the fees paid by these Funds to Ryback Management under the Administrative Services Agreements during the fiscal years ended June 30, 1998 and 1997. No fees were paid during the fiscal year ended June 30, 1996:

                                                         FISCAL YEAR ENDED JUNE 30,
                                                         --------------------------
     FUND NAME                                             1998             1997
     ---------                                             ----             ----
     Lindner Government Money Market Fund                $76,420         $72,890<F2>
     Lindner High-Yield Bond Fund                            506<F1>         n/a

     ------
     <F1> April 13, 1998 to June 30, 1998.
     <F2> July 6, 1996 to June 30, 1997.

DISTRIBUTION AND SERVICE PLAN

THIS SECTION RELATES ONLY TO THE INSTITUTIONAL SHARES OF EACH FUND OTHER THAN THE GOVERNMENT MONEY MARKET FUND. On behalf of the Institutional Shares of each Fund, the Trust has adopted a Distribution and Service Plan (the "Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may bear expenses associated with the distribution of its shares. The Distribution Plan provides that Institutional Shares of a Fund may incur certain expenses that may not exceed a maximum amount equal to 0.25% of the average daily net asset value of the Institutional Shares for any fiscal year occurring after the adoption of the Distribution Plan. The Distribution Plan further provides that a Fund may pay such amount to Ryback Management on behalf of Institutional Shares distributed by or through broker-dealers, financial institutions and other organizations which have entered into written agreements with the Trust or Ryback Management in order to enable Ryback Management to pay to such other organizations a maintenance, service or other fee, at such intervals as Ryback Management may determine. Such payments will be made to such other organizations for continuing services to their clients or to the beneficial owners of Institutional Shares based on the average daily net asset value of Institutional Shares held in such accounts remaining outstanding on the books of a Fund for specified periods. The disposition of monies pursuant to the Distribution Plan will be reviewed by the Board of Trustees of the Trust on a quarterly basis, to assure that the amounts paid and the purposes for which they are paid, comply with the provisions of the Distribution Plan and Rule 12b-1.

The services under the Distribution Plan may include assistance in advertising and marketing of Institutional Shares, aggregating and processing purchase, exchange and redemption requests for Institutional Shares, maintaining account records, issuing confirmations of transactions and providing sub-accounting and sub-transfer agent services with respect to Institutional Shares.

While the Distribution Plan is in effect, the selection and nomination of Trustees of the Trust who are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees") is committed to the discretion of the Independent Trustees then in office.

The Distribution Plan was approved by the Board of Trustees (and by the Independent Trustees), and by the shareholder owning all of the Institutional Shares of each Fund in January and February 1996. The Distribution Plan may be continued annually if approved by majority vote of the Trustees, and by majority vote of the Independent Trustees, cast in person at a meeting held for such purpose. The most recent approval of the continuation of the Distribution Plan was in March 1998. The Distribution Plan may not be amended to increase materially the amount of distribution fees permitted to be paid thereunder without being first approved by a majority vote of the holders of all Institutional Shares of each Fund. The Distribution Plan may be terminated with respect to any or all Funds at any time by a majority vote of the Independent Trustees or by a majority vote of the holders of Institutional Shares of the affected Fund.

The following table summarizes the fees paid by Institutional Shares of each Fund under the Distribution Plan during the fiscal years ended June 30, 1997 and 1998. The Distribution Plan became effective during the fiscal year ended June 30, 1997, and no payments were made prior to that fiscal year.

                                           FISCAL YEAR ENDED JUNE 30,
                                           --------------------------
     FUND NAME                               1998             1997
     ---------                               ----             ----
     Lindner Dividend Fund                  $6,211           $2,158
     Lindner Growth Fund                     1,741                0
     Lindner Utility Fund                       82              117
     Lindner Market Neutral Fund               400            3,276
     Lindner/Ryback Small-Cap Fund             469                0
     Lindner International Fund                  0                0
     Lindner High-Yield Bond Fund                0              n/a

CUSTODIANS AND INDEPENDENT AUDITORS

Star Bank, N.A. ("Star Bank"), 425 Walnut Street, Cincinnati, Ohio 45202, acts as custodian of all cash and domestic securities of the Funds. Star Bank receives a monthly fee based on monthly average net assets of all Funds, which fee is allocated among the Funds on the basis of their net asset values. The Trust has an arrangement whereby custodian expenses are reduced by maintaining compensating balances with Star Bank. For the fiscal year ended June 30, 1998, custodial fees for each Fund were reduced by the following amounts due to this arrangement:
Lindner Dividend Fund--$58,793; Lindner Growth Fund--$42,198; Lindner Utility Fund--$1,406; Lindner Market Neutral Fund--$1,188; Lindner/Ryback Small-Cap Fund--$1,619; Lindner International Fund--$70; Lindner High-Yield Bond Fund--$9 and Lindner Government Money Market Fund--$1,148.

The Chase Manhattan Bank ("Chase"), 4 Chase MetroTech, 18th Floor, Brooklyn, NY 11245, serves as the Funds' custodian of foreign securities and precious metals. Chase charges custodian fees on a sliding scale depending on the countries in which each Fund is invested. The fees include transaction charges ranging from $30 to $125 plus safekeeping fees ranging from 10/100 of 1% to 42/100 of 1% per annum, based upon the portfolio market value of foreign securities in each country as of the close of business on the last business day of each quarter. Precious metal safekeeping charges are based on the amount being stored, while charges for options and futures contracts are made on a per transaction basis.

Deloitte & Touche LLP, independent auditors, One City Centre, St. Louis, Missouri 63101, audits the Funds' annual financial statements.

                      BROKERAGE ALLOCATION

Placement of the Funds' orders to buy and sell portfolio securities are the responsibility of the Adviser. Such decisions are made for the Adviser by its President, Eric E. Ryback, Senior Vice President, Robert
A. Lange, or the portfolio managers for each Fund. Policies underlying the allocation of brokerage are subject to review by the Trust's Board of Trustees. In the allocation of such orders and the resulting commissions, the following factors are considered:

     * The Adviser's past experience, in dealing with various brokers, of attaining the Funds' objectives of good execution at the most favorable price;

     * The services furnished by the broker in providing price quotations;

     * The allocation to the Funds of desired underwritten securities;

     * The part, if any, played by the broker or dealer in bringing the security involved to the Adviser's attention and providing information, research and analysis with respect thereto;

     * Assistance in the sale of Fund shares, provided that execution of orders is satisfactory and that commission rates are competitive with those available from other brokers; and

     *    Commission rates (see discussion below).

It is the policy of each Fund to secure, consistent with good execution, the highest possible price on sales and the lowest possible price on purchases of securities. Since brokers are compensated through commissions for services described above and since commissions may be paid at varying rates, sales even at the highest possible price may not yield the maximum possible net proceeds and purchases even at the lowest possible price may not be made at the lowest possible overall cost.

As permitted by section 28(e) of the Securities Exchange Act of 1934, commissions paid to brokers for effecting securities transactions may exceed the commission which another broker would have charged for effecting such transactions, if the Adviser has determined in good faith that such charges are reasonable in view of quotation or research services provided by such broker. Research services that may be provided to the Funds by a broker include calling attention to a stock and providing information about the operations of companies over and above that published in investment manuals. The receipt of quotation services from a broker relieves the Adviser of certain expenses which it would otherwise incur. Any information and analysis received from brokers supplements the Adviser's activities and facilities, but does not reduce its expenses. The Adviser's authority to incur such fees is subject to policy review by the Trust's Board of Trustees. Advice provided by brokers may be used by the Adviser in servicing clients other than the Funds.

The Funds and their Adviser do not consider their facilities to be adequate for the conduct of over-the-counter trading and believe that better execution can usually be obtained through utilization of brokers rather than direct dealing with primary market makers. Thus, except for those instances in which the Funds deal directly with a primary market maker, the Funds pay both the dealer's mark-up or mark-down and the broker's commission. This practice has resulted and will continue to result in greater costs to the Funds.


During the fiscal year ended June 30, 1998, the total brokerage commissions paid by the Funds to brokers and dealers because of research services provided are summarized below:

                                               COMMISSIONS
     FUND NAME                                    PAID         TRANSACTIONS
     ---------                                    ----         ------------
     Lindner Growth Fund                       $3,305,765      $960,594,949
     Lindner Utility Fund                         160,053        54,570,144
     Lindner Market Neutral Fund                  257,743        62,428,224
     Lindner/Ryback Small-Cap Fund                 93,125        24,104,728
     Lindner International Fund                    17,627         2,482,608
     Lindner High-Yield Bond Fund                     606<F1>       156,848
     Lindner Government Money Market Fund               0               n/a

     ------
     <F1> April 13, 1998 to June 30,1998.

The following table lists the total amount of brokerage commissions paid by each Fund during each of the last three fiscal years ended June 30, 1998:

                                                 FISCAL YEAR ENDED JUNE 30,
                                       ---------------------------------------------
     FUND NAME                            1998              1997             1996
     ---------                            ----              ----             ----
     Lindner Dividend Fund             $3,300,117        $2,846,295       $2,132,456
     Lindner Growth Fund                3,505,598         2,651,802        2,862,576
     Lindner Utility Fund                 160,053           126,671          130,944
     Lindner Market Neutral Fund          270,049           934,411          429,663
     Lindner/Ryback Small-Cap Fund         93,125            58,600           56,208
     Lindner International Fund            17,847            20,257            8,065
     Lindner High-Yield Bond Fund             606<F1>           n/a              n/a
     Lindner Government Money Market Fund       0                 0              n/a

     ------
     <F1> April 13, 1998 to June 30, 1998.

Under normal circumstances, each Fund's portfolio turnover rate is anticipated to be less than 75% per year, except that the International Fund may have an annual portfolio rate in excess of 100% (but the Adviser does not expect this rate to exceed 150%), which is higher than most mutual funds. To the extent short-term trading results in the realization of short-term capital gains, shareholders will be taxed on such gains at ordinary income tax rates. Increased portfolio turnover necessarily results in correspondingly higher costs including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities, and may result in the acceleration of taxable gains.

          PURCHASE, REDEMPTION AND PRICING OF SECURITIES

As stated in the Prospectus, the Adviser determines the current net asset value of each Fund at the close of trading on each business day on which at least one of the following markets is open: New York Stock Exchange, American Stock Exchange, or the Nasdaq Stock Market. The per share net asset value of each Class of shares of each Fund is calculated by dividing the value of each Fund's securities, plus any cash and other assets (including dividends and interest accrued but not collected) less all liabilities, including accrued expenses allocable to that Class (including accrued distribution and service fees payable by the Institutional Shares) by the total number of shares of the particular Class outstanding.

Set forth below is a specimen price make-up sheet showing, as of June 30, 1998, the computation of total offering price per share of Investor Shares and Institutional Shares of each Fund, using the basis set forth in the Prospectus for valuation of such Fund's portfolio securities and other assets.

                                       SPECIMEN PRICE MAKE-UP SHEET
                                               JUNE 30, 1998
                                                 DIVIDEND         GROWTH           UTILITY     MARKET NEUTRAL
                                                   FUND            FUND             FUND            FUND
                                                   ----            ----             ----            ----
Securities at Market                          $1,609,511,184  $1,008,099,453     $42,459,722    $19,041,906
Cash and other assets, including
  accrued income                                  28,526,563      10,714,007         826,961     19,901,414
                                              --------------  --------------     -----------    -----------
Total Assets                                   1,638,037,747   1,018,813,460      43,286,683     38,943,320
Liabilities, including accrued expenses           18,830,552      15,368,844         385,589     10,678,431
                                              --------------  --------------     -----------    -----------
  Net Assets                                  $1,619,207,195  $1,003,444,616     $42,901,094    $28,264,889
                                              ==============  ==============     ===========    ===========

Net Asset Value--
Investor Shares:
  Net Assets                                  $1,616,429,733  $1,003,075,526     $42,892,606    $28,264,781
  Number of Shares Outstanding                    58,591,554      45,042,937       2,556,194      5,002,615
  Per Share                                           $27.59          $22.27          $16.78          $5.65

Institutional Shares:
  Net Assets                                      $2,777,462        $369,090          $8,488           $108
  Number of Shares Outstanding                       100,895          16,623             504             18
  Per Share                                           $27.53          $22.20          $16.84          $6.02

                                                                                                 GOVERNMENT
                                                  SMALL-CAP      INTERNATIONAL    HIGH-YIELD    MONEY MARKET
                                                    FUND             FUND         BOND FUND         FUND
                                                    ----             ----         ---------         ----
Securities at Market                             $53,389,369      $2,708,290      $1,535,869    $42,297,167
Cash and other assets, including
  accrued income                                   1,069,276          52,585         137,973        999,786
                                                 -----------      ----------      ----------    -----------
Total Assets                                      54,458,645       2,760,875       1,673,842     43,296,953
Liabilities, including
  accrued expenses                                   128,361         174,270          27,819        334,520
                                                 -----------      ----------      ----------    -----------
  Net Assets                                     $54,330,284      $2,586,605      $1,646,023    $42,962,433
                                                 ===========      ==========      ==========    ===========

Net Asset Value--
Investor Shares:
  Net Assets                                     $54,176,777      $2,586,277      $1,645,871    $42,962,433
  Number of Shares Outstanding                     6,377,682         296,846         162,892     42,962,433
  Per Share                                            $8.49           $8.71          $10.10          $1.00

Institutional Shares:
  Net Assets                                        $153,507            $328            $152            n/a
  Number of Shares Outstanding                        18,102              38              15            n/a
  Per Share                                            $8.48           $8.63          $10.12            n/a

ALL FUNDS OTHER THAN GOVERNMENT MONEY MARKET FUND

Investments in securities traded on a national securities exchange or quoted on the Nasdaq National Market System are valued at the last reported sales price as of the close of the New York Stock Exchange. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Securities and assets for which quotations are not readily available are valued at fair value as determined in good faith by or pursuant to procedures established by the Trustees. The value of foreign securities is converted into U.S. dollars at the rate of exchange prevailing on the valuation date. Purchases and sales of foreign securities as well as income and expenses related to such securities are converted at the prevailing rate of exchange on the respective dates of such transactions.

Each Fund may, to the extent permitted by its investment restrictions, have positions in portfolio securities for which market quotations are not readily available. It may be difficult to determine precisely the fair market value for such investments and there may be a range of values which are reasonable at any particular time. Fair value in such instances will be determined in good faith by the Board of Trustees of Lindner Investments and based upon such factors as are deemed relevant under the circumstances, including the financial condition and operating results of the issuer, recent third party transactions (actual or proposed) relating to such securities and, in extreme cases, the liquidation value of the issuer.

Shares are offered to the public at the price set forth in the Prospectus, pursuant to written application as specified in the Prospectus (see "Purchase of Shares and Shareholder Inquiries"). In the event that the Funds issue their shares in exchange for other securities, such other securities will meet the applicable Fund's investment objectives and policies, will be acquired for investment and will be liquid securities (i.e., not restricted as to transfer by law or liquidity of market) that have a readily ascertainable market value.

GOVERNMENT MONEY MARKET FUND

The Government Money Market Fund values its investment securities based upon their amortized cost in accordance with Rule 2a-7 of the Securities and Exchange Commission under the 1940 Act. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the securities. As discussed below, it is the intention of the Fund to maintain a net asset value per share of $1.00 for the Fund.

Pursuant to Rule 2a-7, the Fund is required to maintain a dollar-weighted average Fund maturity of 90 days or less, to purchase securities having remaining maturities of 397 days or less only, to invest only in securities determined by the Trustees to present minimal credit risks and to invest only in securities which are "eligible securities" as defined in Rule 2a-7. A discussion of the manner in which the maturity of investment securities is determined is set forth below under the caption "Determination of Maturity".

The Trustees have established procedures designated to stabilize, to the extent reasonably possible, this fund's price per share as computed for the purpose of sales and redemptions at $1.00. These procedures include review of the investment holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether this fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Trustees. If the deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated.

In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they have agreed to take such corrective

actions as they deem necessary and appropriate. These actions may include selling investment securities prior to maturity to realize capital gains or losses or to shorten the average maturity, withholding dividends, splitting, combining, or otherwise recapitalizing outstanding shares or establishing a net asset value per share by using available market quotations.

DETERMINATION OF MATURITY. As described in the Prospectus, a security will not be purchased by the Government Money Market Fund unless its maturity is 397 days or less from the date of purchase, and the dollar-weighted average maturity of this fund will not exceed 90 days. The maturity of the investment security is determined pursuant to Rule 2a-7 under the 1940 Act. Rule 2a-7 provides that the maturity of an instrument will be deemed to be the period remaining until the date noted on the face of the instrument as the date on which the principal amount must be paid or, in the case of an instrument called for redemption, the date on which the redemption payment must be made, except as follows:

        (i) Certain U.S. Government Instruments. An instrument that is issued or guaranteed by the United States Government or an agency thereof which has a variable rate of interest readjusted no less frequently than every 762 days will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

        (ii) Variable Rate Instruments. A "variable rate instrument" (defined as an instrument the terms of which provide for establishment of a new interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value) will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

       (iii) Variable Rate Instruments Subject to Demand Feature. A variable rate instrument that is subject to a demand feature will be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

        (iv) Floating Rate Instruments Subject to Demand Feature. A "floating rate instrument" (defined as an instrument the terms of which provide for adjustment of the interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value) that is subject to a demand feature will be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

        (v) Repurchase Agreements. A repurchase agreement will be treated as having a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur, or where no date is specified but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.

        (vi) Fund Lending Agreements. The Fund lending agreement will be treated as having a maturity equal to the period remaining until the date on which the loaned securities are scheduled to be returned, or where no date is specified but the agreement is subject to demand, the notice period applicable to a demand for the return of the loaned securities.

A "demand feature" is defined in Rule 2a-7 as a put that entitles the holder to receive the principal amount of the underlying security or securities and which may be exercised either (a) at any time on no more than 30 days' notice or (b) at specified intervals not exceeding 397 days and upon no more than 30 days' notice.

Because the Government Money Market Fund utilizes the procedures specified in Rule 2a-7 to determine the maturity of its investments, further revision of Rule 2a-7 or pronouncements clarifying or interpreting the scope of its application may affect this fund's method for determining maturity of its investments.

                  ADDITIONAL PERFORMANCE INFORMATION

ALL FUNDS OTHER THAN GOVERNMENT MONEY MARKET FUND

The Funds may from time to time include their "average annual total return" in communications to present or prospective investors. "Average annual total return" is the annual percentage change in an investment in the applicable Fund over a stated period of time. Each Fund will compute average annual total return using the following formula:


                                 n
                           P(1+T) = ERV

               where:
               P = a hypothetical initial payment of $1,000
               T = average annual total return
               n = number of years (as a power)
               ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year period at the end of the 1, 5 or 10 year period

In making the above-described computation, each Fund will assume that all dividends and capital gains distributions by the Fund are reinvested at the Fund's net asset value per share on the reinvestment date. The Funds do not have sales loads or other charges payable by all shareholders that could affect their calculations of average annual total return.







The total return for Investor Shares and Institutional Shares of each Fund (or its predecessor), other than the Government Money Market Fund, is provided in the table below, computed for the periods shown:


                                          INVESTOR SHARES
                                   AVERAGE ANNUAL TOTAL RETURN--
                                  FISCAL YEAR ENDED JUNE 30, 1998
                                  -------------------------------
                                                                                      SINCE
      FUND NAME                             1 YEAR        5 YEARS     10 YEARS      INCEPTION
      ---------                             ------        -------     --------      ---------
      Lindner Dividend Fund                 14.75%         10.46%      12.14%          n/a
      Lindner Growth Fund                    0.31%         10.64%      10.88%          n/a
      Lindner Utility Fund                  15.53%          n/a         n/a           15.98%
      Lindner Market Neutral Fund          -10.08%          n/a         n/a           -1.72%
      Lindner/Ryback Small-Cap Fund         15.24%          n/a         n/a           16.69%
      Lindner International Fund           -20.31%          n/a         n/a            0.30%
      Lindner High-Yield Bond Fund           n/a            n/a         n/a            2.20%

                                        INSTITUTIONAL SHARES
                                   AVERAGE ANNUAL TOTAL RETURN--
                                  FISCAL YEAR ENDED JUNE 30, 1998
                                  -------------------------------

                                                                                      SINCE
      FUND NAME                             1 YEAR        5 YEARS     10 YEARS      INCEPTION
      ---------                             ------        -------     --------      ---------
      Lindner Dividend Fund                 14.49%          n/a         n/a           12.30%
      Lindner Growth Fund                    0.08%          n/a         n/a            7.57%
      Lindner Utility Fund                  15.23%          n/a         n/a           18.15%
      Lindner Market Neutral Fund           -9.75%          n/a         n/a          -14.51%
      Lindner/Ryback Small-Cap Fund         15.02%          n/a         n/a           22.16%
      Lindner International Fund           -20.82%          n/a         n/a           -4.47%
      Lindner High-Yield Bond Fund           n/a            n/a         n/a            1.39%

Average annual total return is an historical measure of performance and is not necessarily indicative of a Fund's future performance. Such measurement will vary from time to time depending upon numerous factors, including without limitation market conditions, the composition of each Fund's portfolio and operating expenses. These factors should be considered when evaluating each Fund's performance.

GOVERNMENT MONEY MARKET FUND

The Government Money Market Fund's yield is based on historical earnings and will fluctuate and should not be considered as representative of future performance. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Performance and yield are generally functions of kind and quality of the instruments held in the Fund, maturity of its investments, operating expenses, and market conditions. The fees which may be imposed by institutions or other financial intermediaries on their customers for cash management and other services are not reflected in the Government Money Market Fund's calculations of yield.

The Government Money Market Fund's standard yield quotations as they appear in advertising and sales materials, and as disclosed in the Prospectus, are calculated by a standard method prescribed by rules of the Securities and Exchange Commission. Under that method, the yield quotation is based on a recent seven-day period and computed as follows: average daily net investment income per share during the seven-day period is divided by the average daily price per share (expected to remain constant at $1.00) during the period. The result is then multiplied by 365 with the resulting annualized yield figure carried to the nearest one-hundredth of one percent.

"Effective Yield" is computed in the same manner except that when annualized, the income earned is assumed to be reinvested, thus resulting in a higher return because of the compounding effect. The Government Money Market Fund's average daily net investment income for this purpose consists of accrued income on investment securities, plus or minus amortized purchase discount or premium, less accrued expenses. Realized capital gains or losses and unrealized appreciation or depreciation of the Fund's investment securities are not included in the calculation. Any fee charged to all shareholder accounts, such as a fixed monthly shareholder service fee, will be included in the accrued expenses of the Government Money Market Fund (the Fund does not currently expect to charge such fees), and the average price per share of the Government Money Market Fund will include any changes in net asset value during the seven-day period.

Because the Government Money Market Fund values its investments on an amortized cost basis, it does not believe that there is likely to be any material difference between net income for dividend and standardized yield quotation purposes. The yield on the Government Money Market Fund will fluctuate daily as the income earned on its investments changes at certain times. Accordingly, there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. The yield should not be compared to other open-end investment companies, or to bank time deposits and other debt securities which provide for a fixed yield for a given period of time and which may have a different method of computation.

The yield on the Government Money Market Fund based on the seven days ended on June 30, 1998 was 5.23%, while the effective yield during the same period was 5.36%.

                       FINANCIAL STATEMENTS

The report of Deloitte & Touche LLP, independent auditors, and the audited financial statements of each series of Lindner Investments, which are contained in the Lindner Investments Annual Report to Shareholders for the period ended June 30, 1998, previously sent to shareholders of each Fund and filed with the Securities and Exchange Commission, are hereby incorporated by reference into this Statement of Additional Information. The unaudited financial statements of each series of Lindner Investments, which are contained in the Lindner Investments Semi-Annual Report to Shareholders for the six-months ended December 31, 1998, previously sent to shareholders of each Fund and filed with the Securities and Exchange Commission, are also hereby incorporated by reference into this Statement of Additional Information. Lindner Investments will furnish copies of such Annual and Semi-Annual Reports to Shareholders, without charge, upon request made to the Secretary of Lindner Investments, 7711 Carondelet Avenue, Suite 700, St. Louis, Missouri 63105 (telephone: 800-995-7777).

                     CERTAIN OTHER MATTERS

LIABILITY OF TRUSTEES AND OTHERS

The Declaration of Trust provides that the Trustees, officers, employees, and agents of the Trust will not be liable to the Trust, to any Fund or to a shareholder, nor will any such person be liable to any third party in connection with the affairs of the Trust, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee, or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust.

DESCRIPTION OF SERIES AND SHARES

The Trust was organized under Massachusetts law on July 20, 1993, pursuant to a Declaration of Trust that permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to create an unlimited number of series of shares and an unlimited number of classes of shares within any particular series of shares. The proceeds of sale of each series will be invested in a separate portfolio of securities. The Trustees are authorized to create an unlimited number of series and, with respect to each series, to issue an unlimited number of full and fractional shares of a single class and to divide or combine the shares into a greater or lesser number of shares without changing the proportion of beneficial interests in the series.

All shares have equal voting rights, except that only shares of a particular series are entitled to vote on matters concerning only that series. Each issued and outstanding share is entitled to one vote, to participate equally in dividends and distributions declared by the respective series, and, upon liquidation or dissolution, to share in the net assets of such series remaining after satisfaction of outstanding liabilities. In the event a series should be unable to meet its obligations, the remaining series would assume the unsatisfied obligations of that series. All shares issued and outstanding are fully paid and nonassessable by the Trust. The Trust is not required to issue share certificates.

The shares of each series have no preference, preemptive, conversion or similar rights. In the event the Trustees create one or more additional series, shareholders may be given the right to exchange shares of one fund for shares of such other series.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of that Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by the matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are identical or that the matter does not affect any interest of the class. Under the Rule, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a class of shares only if approved by a majority of the outstanding voting securities of such class. However, the Rule also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees are not subject to the separate voting requirements and may be effectively acted upon by shareholders of the investment company voting without regard to class.

As permitted by Massachusetts law, the Trustees may determine not to hold shareholders meetings for the election of Trustees, subject, however, to the requirement that a special meeting of shareholders be called for the purpose of electing Trustees within 60 days if at any time less than a majority of the current Trustees have been elected by shareholders of the Trust. Because shares do not have cumulative voting rights, 50% of the voting shares can, if they choose, elect all Trustees being selected while the holders of the remaining shares would be unable to elect any Trustees. The Trustees will call a special meeting of shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if shareholders of record of 10% or more of the Trust's outstanding shares make a written request so to do. Any ten or more shareholders who have been shareholders for more than six months and who hold in the aggregate the lesser of 1% of the outstanding shares or shares with a net asset value of $25,000 may advise the Trustees that they wish to communicate with other shareholders for the purpose of obtaining signatures requesting Trustees to call such a meeting. The Trustees must thereupon afford access to the list of Fund shareholders or offer to mail such solicitations at the shareholder's cost. If a majority of the Trustees object to the contents of the solicitation, the Trustees may request a determination of the Securities and Exchange Commission as to the obligation to mail such material.

Any change in the Declaration of Trust, the Advisory Agreement, the Administrative Services Agreement, the Agency Agreement or the Transfer Agency Agreement, if it has the effect of increasing costs, or in the fundamental investment restrictions of a Fund must be approved by a majority of the shareholders of that Fund before it can become effective. A "majority" means the vote of the lesser of (1) 67% of the shares of the applicable Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund.

REGISTRATION STATEMENT

The Prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement filed with the Securities and Exchange Commission. Copies of the Registration
Statement, including such omitted items, may be obtained from the Commission by paying the charges prescribed under its rules and regulations. In addition, the SEC maintains an Internet Web site that contains reports, proxy and information statements that are filed electronically with the SEC, including the Trust's Registration
Statement and such omitted items. The address of this site is http://www.sec.gov.

Statements contained in the Prospectus and herein as to the contents of any contact or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

                                 PART C
                            OTHER INFORMATION

ITEM 23.  EXHIBITS.

(a)   Declaration of Trust, dated July 19, 1993 (previously filed as
      Exhibit 1 to Post-Effective Amendment No. 7 and incorporated herein by reference)
(b)   Bylaws (previously filed as Exhibit 2 to Post-Effective Amendment
      No. 7 and incorporated herein by reference)
(c) Second Amended Certificate of Designation of Series and Classes of Shares (previously filed as Exhibit 4 to Post-Effective Amendment
      No. 17 and incorporated herein by reference)
(d) (1) Advisory and Service Contract, dated as of September 23, 1993, between the Registrant and Ryback Management Corporation relating to the Lindner Utility Fund and the Lindner/Ryback Small-Cap Fund (previously filed as Exhibit 5(a) to Post-Effective Amendment No.
      7 and incorporated herein by reference)
      (2) Advisory and Service Contract, dated as of September 23, 1993, between the Registrant and Ryback Management Corporation relating to the Lindner Bulwark Fund (previously filed as Exhibit 5(b) to Post-Effective Amendment No. 7 and incorporated herein by reference)
      (3) Advisory and Service Contract, dated as of December 29, 1994, between the Registrant and Ryback Management Corporation relating to the Lindner International Fund (previously filed as Exhibit
      5(c) to Post-Effective Amendment No. 7 and incorporated herein by reference)
      (4) Advisory and Service Contract, effective as of June 28, 1995, between the Registrant and Ryback Management Corporation relating to the Lindner Dividend Fund (previously filed as Exhibit 5(d) to Post-Effective Amendment No. 7 and incorporated herein by reference)
      (5) Advisory and Service Contract, effective as of June 28, 1995, between the Registrant and Ryback Management Corporation relating to the Lindner Growth Fund (previously filed as Exhibit 5(e) to Post-Effective Amendment No. 7 and incorporated herein by reference)
      (6) Advisory Agreement, dated as of May 20, 1996, between the Registrant and Ryback Management Corporation, relating to the Lindner Government Money Market Fund (previously filed as Exhibit 5(f) to Post-Effective Amendment No. 11 and incorporated herein by reference)
      (7) Subadvisory Agreement, dated as of May 20, 1996, between
      Ryback Management Corporation and Star Bank, N.A., relating to the Lindner Government Money Market Fund (previously filed as Exhibit 5(g) to Post-Effective Amendment No. 11 and incorporated herein by reference)
      (8) Advisory Agreement, dated as of April 6, 1998, between the Registrant and Ryback Management Corporation, relating to the Lindner High-Yield Bond Fund (previously filed as Exhibit 5(h) to Post-Effective Amendment No. 16 and incorporated herein by reference)
      (9) Amendment No. 1, effective as of July 1, 1998, to Advisory and Service Contract between the Registrant and Ryback Management Corporation relating to the Lindner Growth Fund [Exhibit (d)(5)] (previously filed as Exhibit (d)(9) to Post-Effective Amendment
      No. 18 and incorporated herein by reference)
(e)   None
(f)   None
(g) (1) Custody Agreement between the Registrant and Star Bank, N.A., dated December 7, 1994 (previously filed as Exhibit 8(a) to Post-Effective Amendment No. 7 and incorporated herein by reference)
      (2) Global Custody Agreement between the Registrant and Chase Manhattan Bank, dated as of September 1, 1998 (previously filed as Exhibit (g)(2) to Post-Effective Amendment No. 18 and incorporated herein by reference)

(h) (1) Agency Agreement, dated September 23, 1993, between the Registrant and Ryback Management Corporation, as amended on August 18, 1994 (previously filed as Exhibit 9 to Post-Effective Amendment No. 7 and incorporated herein by reference)
      (2) Second Amendment to Agency Agreement [Exhibit (h)(1)], dated as of September 26, 1996 (previously filed as Exhibit 9(b) to Post-Effective Amendment No. 12 and incorporated herein by reference)
      (3) Transfer Agency Agreement, dated as of May 20, 1996, between the Registrant and Ryback Management Corporation, relating to the Lindner Government Money Market Fund (previously filed as Exhibit 9(b) to Post-Effective Amendment No. 11 and incorporated herein by reference)
      (4) Sub-Transfer Agency Agreement, dated as of November 1, 1996, between the Registrant and State Street Bank and Trust Company, relating to the Lindner Government Money Market Fund (previously filed as Exhibit 9(e) to Post-Effective Amendment No. 15 and incorporated herein by reference)
      (5) Transfer Agency Agreement, dated as of April 6, 1998, between the Registrant and Ryback Management Corporation, relating to the Lindner High-Yield Bond Fund (previously filed as Exhibit 9(d) to Post-Effective Amendment No. 16 and incorporated herein by reference)
      (6) Administrative Services Agreement, dated as of May 20, 1996, between the Registrant and Ryback Management Corporation, relating to the Lindner Government Money Market Fund (previously filed as
      Exhibit 9(c) to Post-Effective Amendment No. 11 and incorporated herein by reference)
      (7) Administration Agreement, dated as of April 6, 1998, between the Registrant and Ryback Management Corporation, relating to the Lindner High-Yield Bond Fund (previously filed as Exhibit 9(g) to Post-Effective Amendment No. 16 and incorporated herein by reference)
      (8) Third Amendment to Agency Agreement [Exhibit (h)(1)], dated as of December 1, 1998 (filed herewith)
(i) Opinion of Dykema Gossett PLLC, counsel for the Registrant, including consent (previously filed as Exhibit 10 to Post-Effective Amendment No. 17 and incorporated herein by reference)
(j)   Consent of Deloitte & Touche LLP (previously filed as
      Exhibit 11 to Post-Effective Amendment No. 17 and incorporated herein by reference)
(k)   None
(l) (1) Purchase Agreements, dated as of February 1, 1996, between the Registrant and the initial holder of Institutional Shares of each Series of the Registrant (previously filed as Exhibit 13 to Post-Effective Amendment No. 8 and incorporated herein by reference)
      (2) Purchase Agreement, dated as of May 15, 1996, between the Registrant and the initial holder of shares of Lindner Government Money Market Fund (previously filed as Exhibit 13(b) to Post-Effective Amendment No. 11 and incorporated herein by reference)
      (3) Subscription Agreement, dated April 6, 1998, between the Registrant and the initial holder of shares of Lindner High-Yield Bond Fund (previously filed as Exhibit (l)(3) to Post-Effective Amendment No. 18 and incorporated herein by reference)
(m) Distribution and Service Plan pursuant to Rule 12b-1 (previously filed as Exhibit 15 to Post-Effective Amendment No. 8 and incorporated herein by reference)
(n) Financial Data Schedules for each Series (EDGAR filing only)(filed herewith)
(o) Lindner Investments Rule 18f-3 Dual-Class Plan (previously filed as Exhibit 18 to Post-Effective Amendment No. 8 and incorporated herein by reference)

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

        Not applicable.

ITEM 25.  INDEMNIFICATION.

        The Declaration of Trust and Bylaws of the Registrant contain provisions covering indemnification of the officers and trustees. The following are summaries of the applicable provisions.

        The Registrant's Declaration of Trust provides that every person who is or has been a trustee, officer, employee or agent of the Registrant and every person who serves at the trustees request as director, officer, employee or agent of another enterprise will be indemnified by the Registrant to the fullest extent permitted by law against all liabilities and against all expenses reasonably incurred or paid by him in connection with any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind in which he becomes involved as a party or otherwise or is threatened by virtue of his being or having been a trustee, officer, employee or agent of the Registrant or of another enterprise at the request of the Registrant and against amounts paid or incurred by him in the compromise or settlement hereof.

        No indemnification will be provided to a trustee or officer: (i) against any liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct"); (ii) with respect to any matter as to which he shall, by the court or other body by or before which the proceeding was brought or engaged, have been finally adjudicated to be liable by reason of disabling conduct; (iii) in the absence of a final adjudication on the merits that such trustee or officer did not engage in disabling conduct, unless a reasonable determination based upon a review of the facts that the person to be indemnified is not liable by reason of such conduct, is made by vote of a majority of a quorum of the trustees who are neither interested persons nor parties to the proceedings, or by independent legal counsel, in a written opinion.

        The rights of indemnification may be insured against by policies maintained by the Registrant, will be severable, will not affect any other rights to which any trustee, officer, employee or agent may now or hereafter be entitled, will continue as to a person who has ceased to be such trustee, officer, employee, or agent and will inure to the benefit of the heirs, executors and administrators of such a persons; provided, however, that no person may satisfy any right of indemnity or reimbursement except out of the property of the Registrant, and no other person will be personally liable to provide indemnity or reimbursement (except an insurer or surety or person otherwise bound by contract).

        Article XIV of the Registrants Bylaws provides that the Registrant will indemnify each trustee and officer to the full extent permitted by applicable federal, state and local statutes, rules and regulations and the Declaration of Trust, as amended from time to time. With respect to a proceeding against a trustee or officer brought by or on behalf of the Registrant to obtain a judgment or decree in its favor, the Registrant will provide the officer or trustee with the same indemnification, after the same determination, as it is required to provide with respect to a proceeding not brought by or on behalf of the Registrant.

        This indemnification will be provided with respect to an action, suit proceeding arising from an act or omission or alleged act or omission, whether occurring before or after the adoption of Article XIV of the Registrant's Bylaws.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS WITH INVESTMENT ADVISOR.

        Information concerning the business, profession, vocation, or employment of a substantial nature during the past two fiscal years of each officer and director of the Adviser that also serves as an officer and/or director of the Registrant (i.e., Messrs. Eric E. Ryback, Robert
A. Lange, Brian L. Blomquist, and Doug T. Valassis) is set forth in Part B of this Registration Statement under the heading "Management of the Trust", and is incorporated herein by reference. The following chart summarizes the business, profession, vocation, or employment of a substantial nature in which each other officer and director of the Adviser is or has been engaged at any time during the past two fiscal years:

                    Position            Business, Profession,
Name                with Adviser        Vocation, or Employment
----                ------------        -----------------------
D. Craig Valassis   Director            Executive Vice President of Franklin Enterprises,
                                        Inc., a private  investment firm located at 520 Lake
                                        Cook Road, Suite 380, Lake Forest, Illinois 60045.

Robert Miller       Director            Vice President and Controller of Franklin Enterprises,
                                        Inc.

ITEM 27.  PRINCIPAL UNDERWRITERS.

     Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

     All accounts and records required to be maintained by the Registrant are maintained by the transfer agent, Ryback Management Corporation, 7711 Carondelet Avenue, P.O. Box 11208, St. Louis, Missouri 63105.

ITEM 29.  MANAGEMENT SERVICES.

     There are no management-related service contracts not discussed in Part A or Part B of this Registration Statement.

ITEM 30.  UNDERTAKINGS.

     Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of Registrant's latest Annual Report to Shareholders, upon request and without charge.

     Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the questions of removal of a trustee or trustees if requested to do so by the holders of at least 10% of Registrant's outstanding shares. Registrant will stand ready to assist shareholder communications in connection with any meeting of shareholders as prescribed in Section 16(c) of the Investment Company Act of 1940.


                            SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Clayton, and State of Missouri, on the 9th day of March, 1999.

LINDNER INVESTMENTS


By: /S/ ERIC E. RYBACK
    --------------------------------
    Eric E. Ryback, President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in the capacities indicated on March 9, 1999.

         <F**>                          Chairman and Trustee
------------------------------------
Doug T. Valassis


/S/ ERIC E. RYBACK                      President and Trustee (Principal Executive Officer)
------------------------------------
Eric E. Ryback


/S/ BRIAN L. BLOMQUIST                  Vice President-Operations, Secretary and Treasurer
------------------------------------    (Principal Financial and Accounting Officer)
Brian L. Blomquist

         <F**>                          Trustee
------------------------------------
Robert L. Byman

         <F**>                          Trustee
------------------------------------
Terrence P. Fitzgerald

         <F**>                          Trustee
------------------------------------
Marc P. Hartstein

         <F**>                          Trustee
------------------------------------
Peter S. Horos

         <F**>                          Trustee
------------------------------------
Donald J. Murphy

         <F**>                          Trustee
------------------------------------
Dennis P. Nash


<F**>Executed on behalf of the indicated person by the undersigned, pursuant to power of attorney previously filed and incorporated herein by reference.

By: /S/ ERIC E. RYBACK
    --------------------------------
    Eric E. Ryback, Attorney-in-fact

                             EXHIBIT INDEX
Exhibit          Description
-------          -----------
(n)              Financial Data Schedules for each Series (EDGAR filing
                 only)

                                C-6